As filed with the Securities and Exchange Commission on August 1, 2008

Reg. No. 333-151397

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in its Charter)

Delaware	13-2624428
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

BEAR STEARNS CAPITAL TRUST III

(Exact Name of Registrant as Specified in its Charter)

Delaware	13-7171664
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

JPMorgan Chase & Co.

270 Park Avenue, New York, NY 10017

(212) 270-6000

(Name, address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Anthony J. Horan

JPMorgan Chase & Co.

270 Park Avenue, New York, NY 10017

(212) 270-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all Communications to:

Neila B. Radin, Esq.	Maripat Alpuche, Esq.
JPMorgan Chase & Co.	Simpson Thacher & Bartlett LLP
270 Park Avenue, New York, NY 10017	425 Lexington Avenue, New York, NY 10017
(212) 270-6000	(212) 455-2000

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 426(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered (1)	Proposed maximum offering price	Proposed maximum aggregate offering price per unit	Amount of registration fee
Debt securities, preferred stock and depositary shares of JPMorgan Chase & Co; Trust Preferred Securities of Bear Stearns Capital Trust III; JPMorgan Chase & Co.’s guarantee of the Trust Preferred Securities of Bear Stearns Capital Trust III	$0			$0

(1)	This registration statement covers only an indeterminate amount of debt and other securities (including guarantees) that may be offered by affiliates of JPMorgan Chase & Co., including J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., in connection with offers and sales related to secondary market transactions in securities that have previously been registered by any of the registrants or their predecessors, including The Chase Manhattan Corporation, J.P. Morgan & Co. Incorporated, Banc One Corporation (a predecessor to Bank One Corporation), NBD Bancorp, Inc. (a predecessor to Bank One Corporation), First Chicago Corporation (a predecessor to Bank One Corporation), First Chicago NBD Corporation (a predecessor to Bank One Corporation), Bank One Corporation and The Bear Stearns Companies Inc.

Explanatory Note

The content of this registration statement is intended for use by affiliates of JPMorgan Chase & Co., including J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., in connection with offers and sales related to secondary market transactions in debt securities, preferred stock, depositary shares and other securities previously registered by any of the registrants or their predecessors under the Securities Act of 1933 and in certain debt securities, preferred stock, depositary shares or any other securities that are initially offered and sold by or on behalf of the registrants after the effective date of this registration statement. This market maker prospectus is in addition to, and not in substitution for, the original prospectuses relating to securities offered hereby which are on file with the Securities and Exchange Commission.

The first prospectus making up this registration statement is a market maker prospectus. Immediately following the market maker prospectus is a prospectus supplement to be attached to the prospectus supplements and pricing supplements of certain debt securities named therein of JPMorgan Chase & Co. in connection with offers and sales related to secondary market transactions in those debt securities. Following that prospectus supplement is another prospectus supplement to be attached to the prospectus supplement of Bear Stearns Capital Trust III in connection with offers and sales related to secondary market transactions in the securities of Bear Stearns Capital Trust III and JPMorgan Chase & Co.’s guarantee of those securities.

This post-effective amendment number 2 is filed to (1) reflect the assumption by JPMorgan Chase & Co. of The Bear Stearns Companies Inc.’s liabilities and obligations as issuer of specified debt securities and in its guarantee of the preferred securities of Bear Stearns Capital Trust III, (2) register preferred stock and depositary shares of JPMorgan Chase & Co. and (3) register specified debt securities of JPMorgan Chase & Co. and its predecessors in order to consolidate this market maker prospectus with a market maker prospectus previously filed by JPMorgan Chase & Co. under another registration statement.

JPMORGAN CHASE & CO.

Debt Securities

Preferred Stock

Depositary Shares

Affiliates of JPMorgan Chase & Co., including J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., may use this prospectus in connection with offers and sales in the secondary market of the debt securities, preferred stock or depositary shares referenced herein. These affiliates may act as principal or agent in those transactions. Secondary market sales made by them will be made at prices related to prevailing market prices at the time of sale.

These securities have not been approved by the SEC or any state securities commission, nor have these organizations determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

In making your investment decision, you should rely only on the information contained or incorporated by reference in this prospectus or any supplement to this prospectus. We have not authorized anyone to provide you with any other information.

We are offering to sell these securities only in places where sales are permitted.

This prospectus is dated August 1, 2008.

You should not assume that the information contained or incorporated in this prospectus and any supplement to this prospectus is accurate as of any date other than its date.

WHERE YOU CAN FIND MORE INFORMATION

ABOUT JPMORGAN CHASE & CO.

JPMorgan Chase & Co. files annual, quarterly and current reports, proxy statements and other information with the SEC. JPMorgan Chase & Co.’s SEC filings are available to the public on the website maintained by the SEC at http://www.sec.gov. JPMorgan Chase & Co.’s filings can also be inspected and printed or copied, for a fee, at the SEC’s Office of Public Reference, 100 F Street N.E., Washington, D.C. 20549, or you can contact that office by phone: (800) SEC-0330, fax: (202) 772-9295. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

The SEC allows JPMorgan Chase & Co. to “incorporate by reference” into this prospectus the information in documents it files with the SEC, which means that JPMorgan Chase & Co. can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that JPMorgan Chase & Co. files with the SEC will update and supersede this information.

JPMorgan Chase & Co. incorporates by reference (i) the documents listed below and (ii) any future filings it makes with the SEC after the date of this prospectus under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until its offering is completed, other than, in each case, those documents or the portions of those documents which are furnished and not filed:

(a) JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2007;

(b) JPMorgan Chase & Co.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008; and

(c) JPMorgan Chase & Co.’s Current Reports on Form 8-K filed on January 2, 2008, January 8, 2008, January 9, 2008, January 11, 2008, January 14, 2008, January 15, 2008, January 16, 2008, January 16, 2008, January 22, 2008, January 22, 2008, January 23, 2008, January 24, 2008, January 25, 2008, January 28, 2008, January 29, 2008, January 31, 2008, January 31, 2008, February 1, 2008, February 4, 2008, February 5, 2008, February 6, 2008, February 7, 2008, February 8, 2008, February 11, 2008, February 12, 2008, February 14, 2008, February 15, 2008, February 19, 2008, February 20, 2008, February 21, 2008,

February 25, 2008, February 26, 2008, February 27, 2008, February 28, 2008, February 29, 2008, February 29, 2008, March 3, 2008, March 4, 2008, March 6, 2008, March 10, 2008, March 11, 2008, March 11, 2008, March 12, 2008, March 13, 2008, March 14, 2008, March 14, 2008, March 17, 2008, March 18, 2008, March 18, 2008, March 19, 2008, March 20, 2008, March 21, 2008, March 24, 2008, March 24, 2008, March 25, 2008, March 27, 2008, March 28, 2008, March 28, 2008, March 28, 2008, March 31, 2008, March 31, 2008, April 1, 2008, April 4, 2008, April 7, 2008, April 8, 2008, April 11, 2008, April 14, 2008, April 15, 2008, April 16, 2008, April 17, 2008, April 21, 2008, April 22, 2008, April 23, 2008, April 23, 2008, April 24, 2008, April 24, 2008, April 25, 2008, April 25, 2008, April 28, 2008, April 29, 2008, May 1, 2008, May 6, 2008 (filed on Form 8-K/A), May 6, 2008, May 6, 2008, May 7, 2008, May 7, 2008, May 8, 2008, May 8, 2008, May 9, 2008, May 13, 2008, May 13, 2008, May 16, 2008, May 16, 2008, May 19, 2008, May 20, 2008, May 21, 2008, May 21, 2008, May 22, 2008, May 23, 2008, May 23, 2008, May 28, 2008, May 29, 2008, May 29, 2008, May 30, 2008, May 30, 2008, June 2, 2008, June 3, 2008, June 5, 2008, June 5, 2008, June 5, 2008, June 6, 2008, June 6, 2008 (filed on Form 8-K/A), June 10, 2008, June 12, 2008, June 12, 2008, June 13, 2008, June 16, 2008, June 17, 2008, June 17, 2007, June 19, 2008, June 20, 2008, June 20, 2008, June 23, 2008, June 23, 2008, June 26, 2008, June 26, 2008, June 27, 2008, June 27, 2008, June 30, 2008, June 30, 2008 (filed on Form 8-K/A), July 1, 2008, July 7, 2008, July 8, 2008, July 11, 2008, July 11, 2008, July 15, 2008, July 15, 2008, July 16, 2008, July 16, 2008, July 17, 2008, July 17, 2008, July 17, 2008, July 22, 2008, July 22, 2008, July 24, 2008, July 25, 2008, July 25, 2008, July 25, 2008, July 28, 2008, July 29, 2008, July 29, 2008, July 30, 2008, July 30, 2008 and July 31, 2008.

You may request a copy of these filings, at no cost, by writing to or telephoning JPMorgan Chase & Co. at the following address:

Office of the Secretary

JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

212-270-4040

You should rely only on the information provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with any other information. We are not making an offer of securities in any state or jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus or any prospectus supplement or any document incorporated by reference is accurate as of any date other than the date on the front of the applicable document.

JPMORGAN CHASE & CO.

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”), a financial holding company incorporated under the laws of the State of Delaware in 1968, is a leading global financial services firm and one of the largest banking institutions in the United States, with approximately $1.8 trillion in assets and $133.2 billion in stockholders’ equity as of June 30, 2008 and operations worldwide.

The bank and non-bank subsidiaries of JPMorgan Chase operate in the United States as well as through overseas branches and subsidiaries, representative offices and affiliated banks. JPMorgan Chase depends on the dividends, distributions and other payments from its subsidiaries to fund its operations.

The headquarters for JPMorgan Chase is in New York City. The retail banking business, which includes consumer banking, small business banking and consumer lending activities (with the exception of the credit card business), is headquartered in Chicago. Chicago also serves as the headquarters for the commercial banking business.

JPMorgan Chase’s activities are organized, for management reporting purposes, into six business segments and a Corporate/Private Equity segment. A description of these segments and the products and services they provide to their respective client bases follows.

Investment Bank

JPMorgan Chase is one of the world’s leading investment banks, with deep client relationships and broad product capabilities. The Investment Bank’s clients are corporations, financial institutions, governments and institutional investors. The Firm offers a full range of investment banking products and services in all major capital markets, including advising on corporate strategy and structure, capital raising in equity and debt markets, sophisticated risk management, market-making in cash securities and derivative instruments and research. The Investment Bank (“IB”) also commits the Firm’s own capital to proprietary investing and trading activities.

Retail Financial Services

Retail Financial Services (“RFS”), which includes the Regional Banking, Mortgage Banking and Auto Finance reporting segments, serves consumers and businesses through bank branches, ATMs, online banking and telephone banking. Customers can use more than 3,100 bank branches, 9,200 ATMs and 300 mortgage offices. More than 13,900 branch salespeople assist customers with checking and savings accounts, mortgages, home equity and business loans and investments across a 17-state footprint from New York to Arizona. Consumers also can obtain loans through auto dealerships and schools and universities nationwide.

Card Services

With more than $150 billion in managed loans, Card Services (“CS”) is one of the nation’s largest credit card issuers. Customers used Chase cards to meet more than $93 billion worth of their spending needs in the three months ended June 30, 2008. With hundreds of partnerships, Chase has a market leadership position in building loyalty programs with many of the world’s most respected brands.

Chase Paymentech Solutions, LLC, a joint venture between JPMorgan Chase and First Data Corporation, is a processor of MasterCard and Visa payments and handled 5.6 billion transactions in the three months ended June 30, 2008. JPMorgan Chase has announced the expected termination of this joint venture, with the dissolution to be completed by year-end 2008 and JPMorgan Chase to retain approximately 51% of the business under the Chase Paymentech name.

Commercial Banking

Commercial Banking (“CB”) serves more than 30,000 clients nationally, including corporations, municipalities, financial institutions and not-for-profit entities with annual revenue generally ranging from $10 million to $2 billion. CB delivers extensive industry knowledge, local expertise and a dedicated service model. In partnership with the Firm’s other businesses, it provides comprehensive solutions including lending, treasury services, investment banking and asset management to meet its clients’ domestic and international financial needs.

Treasury & Securities Services

Treasury & Securities Services (“TSS”) is a global leader in transaction, investment and information services. TSS is one of the world’s largest cash management providers and a leading global custodian. Treasury Services (“TS”) provides cash management, trade, wholesale card and liquidity products and services to small and mid-sized companies, multinational corporations, financial institutions and government entities. TS partners with the Commercial Banking, Retail Financial Services and Asset Management businesses to serve clients firmwide. As a result, certain TS revenue is included in other segments’ results. Worldwide Securities Services (“WSS”) holds, values, clears and services securities, cash and alternative investments for investors and broker-dealers, and manages depositary receipt programs globally.

Asset Management

With $1.2 trillion in assets under supervision, Asset Management (“AM”) is a global leader in investment and wealth management. AM clients include institutions, retail investors and high-net-worth individuals in major markets throughout the world. AM offers global investment management in equities, fixed income, real estate, hedge funds, private equity and liquidity, including both money market instruments and bank deposits. AM also provides trust and estate banking services to high-net-worth clients, and retirement services for corporations and individuals. The majority of AM’s client assets are in actively managed portfolios.

Corporate/Private Equity

The Corporate/Private Equity sector is comprised of Private Equity, Treasury, corporate staff units and expenses that are centrally managed.

The principal executive office of JPMorgan Chase is located at 270 Park Avenue, New York New York 10017-2070, U.S.A., and its telephone number is (212) 270-6000.

DESCRIPTION OF DEBT SECURITIES

OF JPMORGAN CHASE

Our outstanding senior and subordinated securities offered by use of this prospectus (the “Debt Securities”) have been issued under a number of indentures, some of which were initially executed by our predecessor institutions and assumed by us in connection with various mergers.

None of our indentures limits the amount of debt securities that we may issue. Each indenture provides that we may issue debt securities up to the principal amount we authorize from time to time. In addition, none of our subordinated indentures limits the amount of senior indebtedness we may incur.

We are a holding company that conducts substantially all of our operations through subsidiaries. As a result, claims of the holders of our debt securities will generally have a junior position to claims of creditors of our subsidiaries, except to the extent that JPMorgan Chase is recognized, and receives payment, as a creditor of those subsidiaries. Claims of our subsidiaries’ creditors other than JPMorgan Chase include substantial amounts of long-term debt, deposit liabilities, federal funds purchased, securities sold under repurchase agreements, commercial paper and other short-term borrowings.

None of our indentures limits our ability to enter into a highly leveraged transaction or provides the holder of any Debt Securities issued thereunder with any special protection in the event of such a transaction. In addition, none of our indentures provides special protection in the event of a sudden and dramatic decline in our credit quality resulting from a takeover, recapitalization or similar restructuring.

We may have issued some of the Debt Securities as original issue discount Debt Securities. Original issue discount Debt Securities bear no interest or bear interest at a below-market rate and are sold at a discount below their stated principal amount. Persons considering the purchase, ownership or disposition of original issue discount Debt Securities should consult their own tax advisors concerning the United States Federal income tax consequences to them with regard to the purchase, ownership or disposition of those securities in light of their particular situations, as well as any consequences arising under the laws of any other taxing jurisdiction.

Unless otherwise indicated in a supplement to this prospectus, we have issued the Debt Securities only in registered form without coupons. We may have issued some of the Debt Securities only as permanent global securities. See “Book-Entry Issuance” below. You will not be required to pay a service charge for any transfer or exchange of the Debt Securities, but we may require payment of any taxes or other governmental charges.

Unless a particular issue of Debt Securities is represented by a permanent global note, we will pay the principal of, and premium, if any, and interest, if any, on the Debt Securities at the corporate trust office of our paying agent in New York City. You may also make transfers or exchanges of the Debt Securities at that location. We also have the right to pay interest on any Debt Securities by check mailed to the registered holders of the Debt Securities at their registered addresses.

In connection with any payment on a Debt Security, we may require the holder to certify information to JPMorgan Chase. In the absence of that certification, we may rely on any legal presumption to determine our responsibilities, if any, to deduct or withhold taxes, assessments or governmental charges from the payment.

COMPANY DEBT SECURITIES

JPMorgan Chase (which, for purposes of this portion of the prospectus, includes The Chase Manhattan Corporation prior to its merger with J.P. Morgan & Co. Incorporated, and Chemical Banking Corporation prior to its merger with The Chase Manhattan Corporation) has issued Debt Securities (the “Company Debt Securities”) from time to time under the indentures referred to in the following paragraph (the “Company Indentures”). The following summary of the provisions of the Company Debt Securities and the Company Indentures is not complete. You should refer to the Company Indentures, copies of which are exhibits to the registration statement of which this prospectus is a part (the “registration statement”).

We have issued senior Company Debt Securities (the “Company Senior Securities”) under an Indenture, dated as of December 1, 1989 (as amended, the “Company Senior Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee. We have issued subordinated Company Debt Securities (the “Company Subordinated Securities”) under an Indenture, as amended and restated as of December 15, 1992 (as amended, the “Company Subordinated Indenture”), between us and U.S. Bank Trust National Association, as trustee.

Company Senior Securities

The Company Senior Securities are our direct, unsecured general obligations and constitute Company Senior Indebtedness having the same rank as our other senior indebtedness. For a definition of Company Senior Indebtedness, see “Company Debt Securities—Company Subordinated Securities—Subordination” below.

Limitation on Disposition of Stock of the Bank. The Company Senior Indenture contains a covenant by us that, so long as any of the Company Senior Securities are outstanding, neither we nor any Intermediate

Subsidiary, as defined below, will dispose of any shares of voting stock of JPMorgan Chase Bank, N.A. (the “Bank”), or any securities convertible into, or options, warrants or rights to purchase shares of voting stock of the Bank, except to JPMorgan Chase or an Intermediate Subsidiary. In addition, the covenant provides that neither we nor any Intermediate Subsidiary will permit the Bank to issue any shares of its voting stock, or securities convertible into, or options, warrants or rights to purchase shares of its voting stock, nor will we permit any Intermediate Subsidiary to cease to be an Intermediate Subsidiary.

The above covenant is subject to our rights in connection with a consolidation or merger of JPMorgan Chase with or into another person or a sale of our assets. The covenant also will not apply if both:

(1) the disposition in question is made for fair market value, as determined by the board of directors of JPMorgan Chase or the Intermediate Subsidiary; and

(2) after giving effect to the disposition, we and any one or more of our Intermediate Subsidiaries will collectively own at least 80% of the issued and outstanding voting stock of the Bank or any successor to the Bank free and clear of any security interest.

The above covenant also does not restrict the Bank from being consolidated with or merged into another domestic banking corporation, if after the merger or consolidation, (A) JPMorgan Chase, or its successor, and any one or more Intermediate Subsidiaries own at least 80% of the voting stock of the resulting bank and (B) no event of default, and no event which, after notice or lapse of time or both, would become an event of default, shall have happened and be continuing.

The Company Senior Indenture defines an “Intermediate Subsidiary” as a subsidiary (1) that is organized under the laws of any domestic jurisdiction and (2) of which all the shares of capital stock, and all securities convertible into, and options, warrants and rights to purchase shares of capital stock, are owned directly by JPMorgan Chase, free and clear of any security interest. As used above, “voting stock” means a class of stock having general voting power under ordinary circumstances irrespective of the happening of a contingency. The above covenant would not prevent the Bank from engaging in a sale of assets to the extent otherwise permitted by the Company Senior Indenture.

Defaults and Waivers. The Company Senior Indenture defines an event of default with respect to any series of Company Senior Securities created prior to October 16, 2007 as any one of the following events:

(1) default in the payment of interest on any Company Senior Security of that series and continuance of that default for 30 days;

(2) default in the payment of principal of, or premium, if any, on, any Company Senior Security of that series at maturity;

(3) default in the deposit of any sinking fund payment and continuance of that default for five days;

(4) failure by us for 60 days after notice to perform any of the other covenants or warranties in the Company Senior Indenture applicable to that series;

(5) (A) failure by us to pay indebtedness for money borrowed by us, including Company Senior Securities of other series, in an aggregate principal amount exceeding $25,000,000, at the later of final maturity or the expiration of any applicable grace period or (B) acceleration of the maturity of any indebtedness for money borrowed by us, including Company Senior Securities of other series, in an aggregate principal amount exceeding $25,000,000, if that failure to pay or acceleration results from a default under the instrument giving rise to or securing the indebtedness for money borrowed by us and is not rescinded or annulled within 30 days after due notice, unless the default is contested in good faith by appropriate proceedings;

(6) specified events of bankruptcy, insolvency or reorganization of JPMorgan Chase or the Bank; and

(7) any other event of default specified with respect to Company Senior Securities of that series.

Under a supplemental indenture to the Company Senior Indenture, an event of default with respect to any series of Company Senior Securities created on or after October 16, 2007 is defined as any one of the following events:

(1) default in the payment of interest on any Company Senior Security of that series and continuance of that default for 30 days;

(2) default in the payment of principal of, or premium, if any, on, any Company Senior Security of that series at maturity;

(3) default in the deposit of any sinking fund payment and continuance of that default for five days;

(4) failure by us for 90 days after notice to perform any of the other covenants or warranties in the Company Senior Indenture applicable to that series;

(5) specified events of bankruptcy, insolvency or reorganization of JPMorgan Chase or the Bank; and

(6) any other event of default specified with respect to Company Senior Securities of that series.

Accordingly, any series of Company Senior Securities created on or after October 16, 2007 do not have the benefit of the additional events of default and shorter covenant breach grace period applicable to those series of Company Senior Securities created before October 16, 2007.

If any event of default with respect to Company Senior Securities of any series occurs and is continuing, either the trustee or the holders of not less than 25% in principal amount of the outstanding Company Senior Securities of that series may declare the principal amount (or, if the Company Senior Securities of that series are original issue discount securities, a specified portion of the principal amount) of all Company Senior Securities of that series to be due and payable immediately. No such declaration is required upon specified events of bankruptcy. Subject to the conditions set forth in the indenture, the holders of a majority in principal amount of the outstanding Company Senior Securities of that series may annul the declaration and waive past defaults, except uncured payment defaults and other specified defaults.

The Company Senior Indenture requires the trustee, within 90 days after the occurrence of a default known to it with respect to any outstanding series of Company Senior Securities, to give the holders of that series notice of the default if uncured or not waived. The trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of those holders. However, the trustee may not withhold the notice in the case of a payment default. The trustee may not give the above notice until 60 days after the occurrence of a default in the performance of a covenant in the Company Senior Indenture, other than a covenant to make payment. The term “default” for the purpose of this provision only means any event that is, or after notice or lapse of time or both would become, an event of default with respect to Company Senior Securities of that series.

Other than the duty to act with the required standard of care during a default, the trustee is not obligated to exercise any of its rights or powers under the Company Senior Indenture at the request or direction of any of the holders of Senior Securities, unless the holders have offered the trustee reasonable security or indemnity. The Company Senior Indenture provides that the holders of a majority in principal amount of outstanding Company Senior Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee for that series, or exercising any trust or other power conferred on the trustee. However, the trustee may decline to act if the direction is contrary to law or the Company Senior Indenture.

The Company Senior Indenture includes a covenant requiring us to file annually with the trustee a certificate of no default, or specifying any default that exists.

Defeasance and Covenant Defeasance. The Company Senior Indenture contains a provision that, if made applicable to any series of Company Senior Securities, permits us to elect:

•	defeasance, which would discharge us from all of our obligations (subject to limited exceptions) with respect to any Company Senior Securities of that series then outstanding; and/or

•

covenant defeasance, which would release us from our obligations under specified covenants and the consequences of the occurrence of an event of default resulting from a breach of those covenants or a cross-default.

To make either of the above elections, we must deposit in trust with the trustee money and/or U.S. government obligations, as defined below, which through the payment of principal and interest in accordance with their terms will provide sufficient money, without reinvestment, to repay in full those Company Senior Securities. As used in the Company Senior Indenture, “U.S. government obligations” are:

(1) direct obligations of the United States or of an agency or instrumentality of the United States, in either case that are or are guaranteed as a full faith and credit obligation of the United States and that are not redeemable by the issuer; and

(2) depositary receipts with respect to an obligation referred to in clause (1).

As a condition to defeasance or covenant defeasance, we must deliver to the trustee an opinion of counsel that the holders of Company Senior Securities will not recognize income, gain, or loss for federal income tax purposes as a result of the defeasance or covenant defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if defeasance or covenant defeasance had not occurred. That opinion, in the case of defeasance, but not covenant defeasance, must refer to and be based upon a ruling received by us from the Internal Revenue Service or published as a revenue ruling or upon a change in applicable federal income tax law.

If we exercise our covenant defeasance option with respect to a particular series of Company Senior Securities, then even if there were a default under the related covenant, payment of those Company Senior Securities could not be accelerated. We may exercise our defeasance option with respect to a particular series of Company Senior Securities even if we previously had exercised our covenant defeasance option. If we exercise our defeasance option, payment of those Company Senior Securities may not be accelerated because of any event of default. If we exercise our covenant defeasance option and an acceleration were to occur, the realizable value at the acceleration date of the money and U.S. government obligations in the defeasance trust could be less than the principal and interest then due on those Company Senior Securities. This is because the required deposit of money and/or U.S. government obligations in the defeasance trust is based upon scheduled cash flows rather than market value, which will vary depending upon interest rates and other factors.

Modification of the Indenture. We and the trustee may modify the Company Senior Indenture with the consent of the holders of not less than a majority in principal amount of each series of outstanding Company Senior Securities affected by the modification. However, without the consent of each affected holder, no such modification may:

•	change the stated maturity of any Company Senior Security;

•	reduce the principal amount of, or premium, if any, on, any Company Senior Security;

•	reduce the rate of payment of interest on any Company Senior Security, or change other specified provisions relating to the yield of the Company Senior Security;

•	change the currency or currencies in which any Company Senior Security is payable;

•	reduce the percentage of holders of outstanding Company Senior Securities of any series required to consent to any modification, amendment or any waiver under the Company Senior Indenture; or

•	change the provisions in the Company Senior Indenture that relate to its modification or amendment.

We and the trustee may amend the Company Senior Indenture without the consent of the holders of the Company Senior Securities:

•	in the event we merge with another person;

•	to add to covenants for the benefit of the holders of the Company Senior Securities, or to surrender any right or power of ours conferred by the Company Senior Indenture;

•	to add additional events of default;

•	as necessary to permit or facilitate the issuance of Company Senior Securities in bearer form, uncertificated form or global form;

•	to effect modifications that do not affect any outstanding series of Company Senior Securities;

•	to secure the Company Senior Securities;

•	to establish the form or terms of Company Senior Securities as permitted by the Company Senior Indenture;

•	to replace the trustee; or

•

to cure any ambiguity, inconsistency or questions arising under the Company Senior Indenture which may be inconsistent with any other provision thereof, provided that such amendment does not adversely affect the interests of the holders of the Company Senior Securities in any material respect.

Consolidation, Merger and Sale of Assets. We may, without the consent of the holders of any Company Senior Securities, consolidate or merge with any other person or transfer or lease all or substantially all of our assets to another person or permit another corporation to merge into JPMorgan Chase, provided that:

(1) the successor is a corporation organized under U.S. laws;

(2) the successor, if not us, assumes our obligations on the Company Senior Securities and under the Company Senior Indenture;

(3) after giving effect to the transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, shall have occurred and be continuing; and

(4) other specified conditions are met.

The principal terms of the Company Senior Securities issued and outstanding as of the date of this prospectus are set forth below. Interest on the below series accrues at the annual rate indicated in the title of the series and is payable on the indicated interest payment dates to the registered holders on the preceding record date. Unless otherwise indicated, Company Senior Securities of the series listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

Consumer Price Indexed Securities Due 2010 (CPIs)

•	Initial principal amount of series (subject to increase): $15,000,000

•	Maturity date: January 15, 2010

•	Issuance date: March 15, 2001

•	Other terms:

•	The principal amount and issue price of each CPI is $1,250

•	Does not pay interest

•	No guarantee of return of principal at maturity

•

At maturity, a holder will receive $1,948.50 per $1,250 principal amount plus an amount equal to the product of a multiplier times the difference between the ending index and the forward index. The multiplier is 57.3069. The forward index is 208.50. The ending index will be the Reference CPI at maturity.

•

The Reference CPI is the 3-month lagged version of the CPI which is used by the United States Department of the Treasury to calculate the inflation indexed principal of its inflation indexed securities.

•

Beginning on January 15, 2003, and each January 15 thereafter, the CPIs may be redeemed at the option of the holder for an amount equal to the discounted present value of the estimated payment at maturity.

•	The CPIs are listed on the American Stock Exchange LLC.

4.50% Notes Due 2010

•	Initial principal amount of series (subject to increase): $750,000,000

•	Maturity date: November 15, 2010

•	Interest payment dates: May 15 and November 15

•	Record dates: May 1 and November 1

•	Issuance date: November 7, 2003

3.50% Notes Due 2009

•	Initial principal amount of series (subject to increase): $1,000,000,000

•	Maturity date: March 15, 2009

•	Interest payment dates: March 15 and September 15

•	Record dates: March 1 and September 1

•	Issuance date: March 9, 2004

Floating Rate Notes due 2009

•	Initial principal amount of series (subject to increase): $1,000,000,000

•	Maturity date: October 2, 2009

•	Interest payment dates: January 2, April 2, July 2 and October 2

•	Record dates: December 15, March 15, June 15 and September 15

•	Issuance date: September 29, 2004

•	Interest Rate: LIBOR Telerate reset quarterly + 0.19%

3.80% Notes due 2009

•	Initial principal amount of series (subject to increase): $500,000,000

•	Maturity date: October 2, 2009

•	Interest payment dates: April 2 and October 2

•	Record dates: March 15 and September 15

•	Issuance date: September 29, 2004

4.50% Notes due 2012

•	Initial principal amount of series (subject to increase): $850,000,000

•	Maturity date: January 15, 2012

•	Interest payment dates: January 15 and July 15

•	Record dates: January 1 and July 1

•	Issuance date: December 14, 2004

4.75% Notes due 2015

•	Initial principal amount of series (subject to increase): $1,250,000,000

•	Maturity date: March 1, 2015

•	Interest payment dates: March 1 and September 1

•	Record dates: February 15 and August 15

•	Issuance date: February 25, 2005

Floating Rate Notes due 2011

•	Initial principal amount of series (subject to increase): $1,350,000,000

•	Maturity date: January 17, 2011

•	Interest payment dates: January 17, April 17, July 17 and October 17

•	Record dates: January 2, April 2, July 2 and October 2

•	Issuance date: September 22, 2005

•	Interest Rate: LIBOR Telerate reset quarterly + 0.17% for period ending October 17, 2005 and LIBOR Telerate reset quarterly + 0.17% thereafter

4.60% Notes due 2011

•	Initial principal amount of series (subject to increase): $500,000,000

•	Maturity date: January 17, 2011

•	Interest payment dates: January 17 and July 17

•	Record dates: January 2 and July 2

•	Issuance date: September 22, 2005

5.60% Notes due 2011

•	Initial principal amount of series: $1,250,000,000

•	Additional principal amount issued February 7, 2007: $650,000,000

•	Aggregate principal amount of series (subject to increase): $1,900,000,000

•	Maturity date: June 1, 2011

•	Interest payment dates: June 1 and December 1

•	Record dates: May 15 and November 15

•	Initial Issuance date: May 16, 2006

Floating Rate Notes due 2011

•	Initial principal amount of series (subject to increase): $500,000,000

•	Maturity date: May 16, 2011

•	Interest payment dates: February 16, May 16, August 16 and November 16

•	Record dates: February 1, May 1, August 1 and November 1

•	Initial Issuance date: May 16, 2006

•	Interest Rate: LIBOR Telerate reset quarterly + 0.11%

5.375% Notes due 2012

•	Initial principal amount of series: $1,250,000,000

•	Additional principal amount issued October 29, 2007: $750,000,000

•	Additional principal amount issued December 20, 2007: $500,000,000

•	Aggregate principal amount of series (subject to increase): $2,500,000,000

•	Maturity date: October 1, 2012

•	Interest payment dates: April 1 and October 1

•	Record dates: March 15 and September 15

•	Initial Issuance date: October 1, 2007

6.000% Notes due 2018

•	Initial principal amount of series (subject to increase): $3,000,000,000

•	Additional principal amount issued February 4, 2008: $2,000,000,000

•	Aggregate principal amount of series (subject to increase): $5,000,000,000

•	Maturity date: January 15, 2018

•	Interest payment dates: January 15 and July 15

•	Record dates: January 1 and July 1

•	Initial Issuance date: December 20, 2007

4.750% Notes due 2013

•	Initial principal amount of series (subject to increase): $2,500,000,000

•	Maturity date: May 1, 2013

•	Interest payment dates: May 1 and November 1

•	Record dates: April 15 and October 15

•	Initial Issuance date: April 28, 2008

6.400% Notes due 2038

•	Initial principal amount of series (subject to increase): $2,500,000,000

•	Maturity date: May 15, 2038

•	Interest payment dates: May 15 and November 15

•	Record dates: May 1 and November 1

•	Initial Issuance date: May 22, 2008

Senior Medium-Term Notes, Series C

In the table below, we specify the following terms of our Senior Medium-Term Notes, Series C (the “Senior Series C Notes”): issuance date; principal amount; maturity date; and interest rate and redemption terms, if any.

The interest rate bases or formulas applicable to Senior Series C Notes that bear interest at floating rates are indicated in the table below. The Senior Series C Notes are not subject to a sinking fund and are not redeemable unless a redemption date is indicated below. Unless otherwise indicated, Senior Series C Notes that are redeemable are redeemable at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
February 20, 1998	$11,079,000	February 22, 2028	LIBOR Telerate reset monthly minus 0.10%; redeemable at the option of the holder on February 22, of 2008, 2011, 2014 and 2018 at prices varying with the redemption date

October 26, 1999	35,311,000	October 28, 2039	LIBOR Telerate reset quarterly minus 0.10%; redeemable at the option of the holder on October 26 of 2009, 2012, 2015 and 2018 at prices varying with the redemption date

March 9, 2004	100,000,000	March 9, 2009	LIBOR Telerate reset quarterly plus 0.18%

April 8, 2004	10,000,000	July 23, 2013	8.55% for each day that the 3-month LIBOR Telerate falls within the LIBOR Accrual Range. For days on which the 3-month LIBOR Telerate falls outside the LIBOR Accrual Range, the rate will be 0%. The LIBOR Accrual Ranges are as follows: from 7/23/08 – 7/22/11, the range minimum and maximum rates are 5.50% and 8.00% (inclusive), respectively; from 7/23/11 – 7/22/13, the range minimum and maximum rates are 6.00% and 8.00% (inclusive), respectively.

June 2, 2004	63,000,000	June 2, 2014	LIBOR Telerate reset quarterly plus 5.00%. Interest will accrue on the Notes for each day that the Index Level is equal to or above the Range Minimum of 0% inclusive on each Index Level Accrual Determination Date. For days that the Index Level is less than the Range Minimum, the interest rate is 0%. The Index Level is the 30-year Constant Maturity Swap Rate minus the 10-year Constant Maturity Swap Rate.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
June 3, 2004	1,100,000,000	June 2, 2006; the initial maturity may be extended to the 2nd day of the calendar month which is six months after the initial maturity date or a later date to which the maturity dates have previously been extended, but in no event past the final maturity date of June 2, 2009.	LIBOR Telerate reset quarterly plus an applicable spread respective to the indicated interest period as follows: from 6/2/08, to but excluding, 6/2/09, plus 0.12%.

December 22, 2005	500,000,000	December 22, 2008	LIBOR Telerate reset quarterly + 0.05%

April 3, 2006	1,500,000,000	April 3, 2009	LIBOR Telerate reset quarterly + 0.04%

June 8, 2006	3,000,000,000	July 2, 2007; the initial maturity of any note may be extended at a holder’s option to the 2nd day of the calendar month which is one month after the initial maturity date or any later date to which the maturity date of those notes has previously been extended, but in no event past the final maturity date of June 2, 2011.

LIBOR Telerate reset monthly plus an applicable spread respective to the indicated interest period as follows:

from 7/2/08 to, but excluding, 7/2/09, plus .00%; from 7/2/09 to, but excluding, 7/2/10, plus .01%; from 7/2/10, to but excluding, 6/2/11, plus ..02%.

June 8, 2006	2,000,000,000	June 6, 2008; the initial maturity of any note may be extended at a holder’s option to the 6th day of the calendar month which is three months after the initial maturity date or any later date to which the maturity date of those notes have previously been extended, but in no event past the final maturity date of June 6, 2011.	LIBOR Telerate reset quarterly plus an applicable spread respective to the indicated interest period as follows: from 6/6/08 to, but excluding, 6/6/09, plus .03%; from 6/6/09 to, but excluding, 6/6/10, plus .04%; from 6/6/10, to but excluding, 6/6/11, plus .04%.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
June 27, 2006	1,000,000,000	June 26, 2009	LIBOR Telerate reset monthly + 0.05%

June 27, 2006	1,500,000,000	June 26, 2009	LIBOR Telerate reset quarterly + 0.05%

June 27, 2006	250,000,000	June 25, 2010	LIBOR Telerate reset quarterly + 0.08%

September 6, 2006	50,000,000	September 5, 2008	LIBOR Telerate reset quarterly -0.05%

September 6, 2006	50,000,000	March 6, 2009	LIBOR Telerate reset quarterly -0.05%

September 6, 2006	50,000,000	September 4, 2009	LIBOR Telerate reset quarterly -0.05%

November 1, 2006	300,000,000	November 1, 2012	LIBOR Telerate reset quarterly + 0.15%

November 16, 2006	39,000,000

November 27, 2046.

Holders can put back some or all of the notes on the following Interest Payment Dates at the following percentages of principal amount: 11/27/16, 2/27/17, 5/27/17, 8/27/17: 99.0%; 11/27/17, 2/27/18, 5/27/18, 8/27/18: 99.25%; 11/27/18, 2/27/19, 5/27/19, 8/27/19: 99.50%; 11/27/19, 2/27/20, 5/27/20, 8/27/20: 99.75%; thereafter at Par.

			LIBOR Telerate reset quarterly + 0.02%. Redeemable on the following dates at the following percentages of principal amount: 11/27/36: 105.00%; 11/27/37: 104.50%; 11/27/38: 104.00%; 11/27/39: 103.50%; 11/27/40: 103.00%; 11/27/41: 102.50%; 11/27/42: 102.00%; 11/27/43: 101.50%; 11/27/44: 101.00%; 11/27/45: 100.50%; 11/27/46: 100.00%.

December 7, 2006	150,000,000	June 25, 2010	LIBOR Telerate reset quarterly + 0.08%

December 21, 2006	800,000,000	December 21, 2011	LIBOR Telerate reset quarterly + 0.125%

December 22, 2006	23,041,000	November 27, 2046. Holders can put back some or all of the notes on the following Interest Payment Dates at the following percentages of principal amount: 11/27/16, 2/27/17, 5/27/17, 8/27/17: 99.0%; 11/27/17, 2/27/18, 5/27/18, 8/27/18: 99.25%; 11/27/18, 2/27/19, 5/27/19, 8/27/19: 99.50%; 11/27/19, 2/27/20, 5/27/20, 8/27/20: 99.75%; thereafter at Par.	LIBOR Telerate reset quarterly + 0.02% plus accrued interest from November 16, 2006. Redeemable on the following dates at the following percentages of principal amount: 11/27/36: 105.00%; 11/27/37: 104.50%; 11/27/38: 104.00%; 11/27/39: 103.50%; 11/27/40: 103.00%; 11/27/41: 102.50%; 11/27/42: 102.00%; 11/27/43: 101.50%; 11/27/44: 101.00%; 11/27/45: 100.50%; 11/27/46: 100.00%.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
January 30, 2007	500,000,000	January 15, 2014	5.375%

February 22, 2007	1,000,000,000	February 22, 2012	LIBOR Telerate reset quarterly + 0.09%

March 21, 2007	1,000,000,000	April 11, 2008; the initial maturity of any note may be extended at a holder’s option to the 11th day of the calendar month which is one month after the initial maturity date or any later date to which the maturity date of those notes have previously been extended, but in no event past the final maturity date of April 11, 2012.

LIBOR Telerate reset monthly plus an applicable spread respective to the indicated interest period as follows:

from 4/11/08 to, but excluding, 4/11/09, plus .00%;

from 4/11/09 to, but excluding, 4/11/10, plus .01%;

from 4/11/10 to, but excluding, 4/11/11, plus .02%;

from 4/11/11, to but excluding, 4/11/12, plus .02%.

Redeemable at 100% of principal amount on: 7/11/2008, 10/11/2008, 1/11/2009, 4/11/2009, 7/11/2009, 10/11/2009, 1/11/2010, 4/11/2010, 7/11/2010, 10/11/2010, 1/11/2011, 4/11/2011, 7/11/2011, 10/11/2011 and 1/11/2012.

May 8, 2007	2,280,000,000	May 7, 2010	LIBOR Telerate reset quarterly + 0.04%

May 8, 2007	2,000,000,000	May 7, 2010	LIBOR Telerate reset monthly + 0.05%

June 22, 2007	2,875,000,000	June 22, 2010	Reuters LIBOR01 reset quarterly + 0.03%

June 25, 2007	300,000,000	June 25, 2012	Reuters LIBOR01 reset quarterly + 0.125%

September 20, 2007	2,000,000,000	September 20, 2012	Reuters LIBOR01 reset quarterly + 0.55%

September 21, 2007	150,000,000	September 21, 2012	Reuters LIBOR01 reset quarterly + 0.50%

September 24, 2007	1,000,000,000	September 24, 2010	Reuters LIBOR01 reset quarterly + 0.32%

November 1, 2007	100,000,000	November 1, 2010	Reuters LIBOR01 reset quarterly + 0.32%

JPMorgan Chase Senior Notes, Series D

In the table below, we specify the following terms of our JPMorgan Chase Senior Notes, Series D (the “Senior Series D Notes”): issuance date; principal amount; maturity date; and interest rate and redemption terms, if any.

The interest rate bases or formulas applicable to Senior Series D Notes that bear interest at floating rates are indicated in the table below. The Senior Series D Notes are not subject to a sinking fund and are not redeemable unless a redemption date is indicated below. Unless otherwise indicated, Senior Series D Notes that are redeemable are redeemable at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date. If indicated below, Senior Series D Notes contain a provision that requires us, upon request by the authorized representative of the beneficial owner of the notes, to repay those notes prior to their stated maturity following the death of the beneficial owner of the notes (Survivor Option). These notes must have been acquired by the deceased beneficial owner at least six months prior to the date of the request. The right to exercise this option will be subject to the following limits, in our sole discretion: total exercises of $2,000,000 or 2% of the then outstanding notes by all holders of all Senior Series D Notes and Subordinated Series B Notes (as

this term is defined below), without regard to series, in any calendar year; and individual exercises of $250,000 by any holder of Senior Series D Notes and Subordinated Series B Notes, without regard to series, in any calendar year.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 18, 2003	$17,577,000	November 15, 2008	4%; redeemable beginning November 15, 2004, and the 15th of every month thereafter

December 17, 2003	3,876,000	December 15, 2008	3.625%; redeemable beginning December 15, 2004, and the 15th of every month thereafter

Senior Medium-Term Notes, Series F

In the table below, we specify the following terms of our Senior Medium-Term Notes, Series F (the “Senior Series F Notes”): issuance date; principal amount; maturity date; and interest rate and redemption terms, if any.

The interest rate bases or formulas applicable to Senior Series F Notes that bear interest at floating rates are indicated in the table below. The Senior Series F Notes are not subject to a sinking fund and are not redeemable unless a redemption date is indicated below. Unless otherwise indicated, Senior Series F Notes that are redeemable are redeemable at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date. As explained above under the heading “—Defaults and Waivers,” the Senior Medium-Term Notes, Series F do not have the benefit of the additional events of default and shorter covenant breach grace period applicable to those series of Company Senior Securities created before October 16, 2007.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 19, 2007	$1,500,000,000	November 19, 2009	Reuters LIBOR01 reset quarterly + 0.35%

November 30, 2007	45,049,000

November 15, 2047

Holders can put back some or all of the notes on the following Interest Payment Dates at the following percentages of principal amount:

11/15/17, 2/15/18, 5/15/18, 8/15/18: 99.00%; 11/15/18 and thereafter on any interest payment date: 100%.

			LIBOR Telerate reset quarterly - 0.05%. Redeemable on the following dates at the following percentages of principal amount: Beginning November 15, 2037 and prior to November 15, 2038: 105.00%; Beginning November 15, 2038 and prior to November 15, 2039: 104.50%; Beginning November 15, 2039 and prior to November 15, 2040:104.00%; Beginning November 15, 2040 and prior to November 15, 2041: 103.50%; Beginning November 15, 2041 and prior to November 15, 2042: 103.00%; Beginning November 15, 2042 and prior to November 15, 2043: 102.50%; Beginning November 15, 2043 and prior to November 15, 2044: 102.00%; Beginning November 15, 2044 and prior to November 15, 2045: 101.50%; Beginning November 15, 2045 and prior to November 15, 2046: 101.00%; Beginning November 15, 2046 and prior to November 15, 2047: 100.50%; Maturity on November 15, 2047: 100.00%

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
December 3, 2007	50,000,000	November 19, 2009	Reuters LIBOR01 reset quarterly + 0.35%

January 22, 2008	2,350,000,000	January 22, 2010	Reuters LIBOR01 reset quarterly + 0.50%

February 7, 2008	1,000,000,000	February 7, 2013	Reuters LIBOR01 reset quarterly + 0.85%

March 10, 2008	1,250,000,000	March 10, 2010	Reuters LIBOR01 reset quarterly + 0.49%

June 13, 2008	325,000,000	June 13, 2011	Reuters LIBOR01 reset quarterly + 0.75%

June 16, 2008	$300,000,000	June 16, 2011	4.85%

Company Subordinated Securities

The Company Subordinated Securities are our direct, unsecured general obligations. The Company Subordinated Securities are subordinate and junior in right of payment to all Company Senior Indebtedness and, in certain circumstances described below relating to our dissolution, winding-up, liquidation or reorganization, to all Additional Senior Obligations. For definitions of “Company Senior Indebtedness” and “Additional Senior Obligations”, see “—Subordination” below.

Unless otherwise indicated with respect to a particular series of Company Subordinated Securities, the maturity of the Company Subordinated Securities is subject to acceleration only upon our bankruptcy or reorganization. See “—Defaults and Waivers” below.

If any Company Subordinated Securities are specified to be convertible into our common stock, the holders will be entitled, as specified, to convert those convertible Company Subordinated Securities into common stock at the conversion price specified.

To the extent specified below with respect to a particular series of Company Subordinated Securities, the holders of the particular series may be obligated at maturity, or at any earlier time as set forth below, to exchange that series of Company Subordinated Securities for Capital Securities on terms specified below. “Capital Securities” may consist of our common stock, perpetual preferred stock or other capital securities acceptable to our primary Federal banking regulator, which currently is the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”). Whenever Company Subordinated Securities are exchangeable for Capital Securities, we will be obligated to deliver Capital Securities with a market value equal to the principal amount of those Company Subordinated Securities. In addition, we will unconditionally undertake, at our expense, to sell the Capital Securities in a secondary offering on behalf of any holders who elect to receive cash for the Capital Securities.

Subordination. The Company Subordinated Securities are subordinated and junior in right of payment to all Company Senior Indebtedness and, under certain circumstances, Additional Senior Obligations. As of June 30, 2008, our Company Senior Indebtedness and Additional Senior Obligations totaled approximately $219.8 billion.

As used in this prospectus, “Company Senior Indebtedness” means the principal of, and premium, if any, and interest on all indebtedness for money borrowed by us, whether outstanding on the date the Company Subordinated Indenture became effective or created, assumed or incurred after that date, including all indebtedness for money borrowed by another person that we guarantee. However, Company Senior Indebtedness does not include indebtedness that is stated to be not superior to or to have the same rank as the Company Subordinated Securities. In particular, Company Senior Indebtedness does not include (A) Company Subordinated Securities, (B) Assumed Heritage Chase Subordinated Indebtedness (as defined below), (C) Assumed Heritage JPM Subordinated Indebtedness (as defined below), and (D) other debt of JPMorgan Chase that is expressly stated to have the same rank as or to not rank superior to the Company Subordinated Securities, including Assumed Heritage Bank One Subordinated Indebtedness (as defined below).

The Company Subordinated Indenture defines “Additional Senior Obligations” to mean all indebtedness of JPMorgan Chase for claims in respect of derivative products, such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, except Company Senior Indebtedness and except obligations that are expressly stated to have the same rank as or to rank not senior to the Company Subordinated Securities. For purposes of this definition, “claim” has the meaning assigned in Section 101(4) of the Bankruptcy Code of 1978, as amended and in effect on the date of execution of the Company Subordinated Indenture.

“Assumed Heritage Chase Subordinated Indebtedness” means all outstanding subordinated indebtedness that we assumed as a result of our merger with The Chase Manhattan Corporation.

“Assumed Heritage JPM Subordinated Indebtedness” means all outstanding subordinated indebtedness issued by J.P. Morgan & Co. Incorporated on or after March 1, 1993 that we assumed as a result of our merger with J.P. Morgan & Co. Incorporated.

“Assumed Heritage Bank One Subordinated Indebtedness” means all outstanding subordinated indebtedness that we assumed as a result of our merger with Bank One Corporation.

Under the Company Subordinated Indenture, we may not make any payment on the Company Subordinated Securities or exchange any Company Subordinated Securities for Capital Securities in the event:

•	we have failed to make full payment of all amounts of principal, and premium, if any, and interest, if any, due on all Company Senior Indebtedness; or

•	there shall exist any event of default on any Company Senior Indebtedness or any event which, with notice or lapse of time or both, would become such an event of default.

In addition, upon our dissolution, winding-up, liquidation or reorganization:

•

we must pay to the holders of Company Senior Indebtedness the full amounts of principal of, and premium, if any, and interest, if any, on the Company Senior Indebtedness before any payment or distribution is made on the Company Subordinated Securities, and

•

if, after we have made those payments on the Company Senior Indebtedness, there are amounts available for payment on the Company Subordinated Securities and creditors in respect of Additional Senior Obligations have not received their full payments,

•

then we will first use amounts available for payment on the Company Subordinated Securities, to pay in full all Additional Senior Obligations before we may make any payment on the Company Subordinated Securities.

For additional information regarding the relationship among the provisions governing our various series of subordinated debt securities, see “Relationship Among Subordination Provisions” below.

Limitation on Disposition of Voting Stock of JPMorgan Chase Bank. The Company Subordinated Indenture does not contain a covenant prohibiting us from selling or otherwise disposing of any shares of voting stock of JPMorgan Chase Bank, or securities convertible into, or options, warrants or rights to purchase shares of voting stock of the Bank. The Company Subordinated Indenture also does not prohibit the Bank from issuing any shares of its voting stock or securities convertible into, or options, warrants or rights to purchase shares of its voting stock.

Defaults and Waivers. The Company Subordinated Indenture defines an event of default with respect to Company Subordinated Securities as any one of certain events of bankruptcy or reorganization affecting JPMorgan Chase and any other event described below as an event of default for a particular series.

If an event of default occurs and is continuing with respect to any outstanding series of Company Subordinated Securities, the trustee or the holders of at least 25% in aggregate principal amount of that outstanding series may declare the principal, or, in the case of original issue discount Company Subordinated Securities, a specified amount of principal, of all Company Subordinated Securities of that series to be due and payable immediately in cash. Subject to specified conditions, the holders of not less than a majority in aggregate principal amount of the Company Subordinated Securities of that series may annul the declaration and waive certain past defaults. The right of the holders of the Company Subordinated Securities of a series to demand payment in cash upon the occurrence and continuance of an event of default continues to exist so long as the Company Subordinated Securities of that series have not been exchanged or converted. Any right to enforce that payment in cash would, in the event of our bankruptcy or reorganization, be subject to the broad equity powers of a federal bankruptcy court and to its determination of the nature and status of the payment claims of the holders of the Company Subordinated Securities. Prior to any declaration of acceleration, the holders of a majority in aggregate principal amount of the applicable series of Company Subordinated Securities may waive any past default or event of default, except a payment default.

Unless otherwise provided in the terms of a series of Company Subordinated Securities, there is no right of acceleration of the payment of principal of the Company Subordinated Securities of that series upon a default in the payment of principal or interest or a default in the performance of any covenant or agreement in the Company Subordinated Securities or the Company Subordinated Indenture. In the event of a default in the payment of interest or principal, including a default in the delivery of any Capital Securities in exchange for Company Subordinated Securities, or in the performance of any covenant or agreement in the Company Subordinated Securities or the Company Subordinated Indenture, the trustee may, subject to specified limitations and conditions, seek to enforce that payment or delivery or the performance of that covenant or agreement.

The Company Subordinated Indenture requires the trustee, within 90 days after the occurrence of a default with respect to Company Subordinated Securities of any series, to give the holders of that series notice of all uncured defaults known to it. However, except in cases involving our bankruptcy or reorganization, a payment default or a default in the obligation to deliver Capital Securities in exchange for Company Subordinated Securities, the trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of those holders. The term “default” for purposes of this provision includes the events of default specified above without grace periods or notice. We are required to furnish to the trustee annually an officers’ certificate as to the absence of defaults under the Company Subordinated Indenture.

Other than the duty of the trustee to act with the required standard of care during a default, the trustee is not obligated to exercise any of its rights or powers under the Company Subordinated Indenture at the request or direction of any of the holders of the Company Subordinated Securities, unless those holders have offered the trustee reasonable security or indemnity. Subject to that provision for security or indemnity, the holders of a majority in principal amount of the Company Subordinated Securities of any series then outstanding have the right to direct the time, method and place of conducting any proceeding for any remedy available to, or exercising any trust or power conferred on, the trustee with respect to the Company Subordinated Securities of that series.

Modification of the Indenture. The Company Subordinated Indenture contains provisions permitting us and the trustee to modify the Company Subordinated Indenture or the rights of the holders of the Company Subordinated Securities with the consent of the holders of not less than a majority in principal amount of each outstanding series of the Company Subordinated Securities affected by the modification. However, no such modification may, without the consent of each holder of Company Subordinated Securities affected by the modification:

•	change the stated maturity date of the principal of, or any installment of principal of or interest on, any Company Subordinated Security;

•	reduce the principal amount of, or premium, if any, or interest, if any, on, any Company Subordinated Security;

•	reduce the portion of the principal amount of an original issue discount Company Subordinated Security payable upon acceleration of the maturity of that Company Subordinated Security;

•	reduce any amount payable upon redemption of any Company Subordinated Security;

•	change the place or places where, or the currency in which, any Company Subordinated Security or any premium or interest is payable;

•	change the definition of market value;

•

impair the right of any holders of Company Subordinated Securities of any series to receive on any exchange date for Company Subordinated Securities of that series Capital Securities with a market value equal to that required by the terms of the Company Subordinated Securities;

•	impair the conversion rights, if any, of any holders;

•

impair the right of a holder to institute suit for the enforcement of any payment on or with respect to any Company Subordinated Security, including any right of redemption at the option of the holder of that Company Subordinated Security, or impair any rights to the delivery of Capital Securities in exchange for any Company Subordinated Security or to require us to sell Capital Securities in a secondary offering or to require the delivery of common stock, Company Debt Securities or other property upon conversion of Company Subordinated Securities;

•

reduce the above-stated percentage of Company Subordinated Securities of any series the consent of the holders of which is necessary to modify or amend the Company Subordinated Indenture, or reduce the percentage of Company Subordinated Securities of any series the holders of which are required to waive any past default or event of default; or

•	modify the above requirements.

The Company Subordinated Indenture permits us and the trustee to amend the Company Subordinated Indenture without the consent of the holders of Company Subordinated Securities in the event of the merger of JPMorgan Chase, the replacement of the trustee, to effect modifications that do not affect any outstanding series of Company Subordinated Securities and for other specified purposes.

Consolidation, Merger and Sale of Assets. We may not merge or consolidate with any other corporation or sell or convey all or substantially all of our assets to any other corporation, unless:

•

we are the continuing corporation or the successor corporation expressly assumes the payment of the principal of (including issuance and delivery of Capital Securities) and premium, if any, and interest, if any, on the Company Subordinated Securities and the performance and observance of all the covenants and conditions of the Company Subordinated Indenture binding upon us; and

•	immediately after the merger, consolidation, sale or conveyance, we or the successor corporation shall not be in default in the performance of any such covenant or condition.

The principal terms of the Company Subordinated Securities issued and outstanding as of the date of this prospectus are set forth below. Unless otherwise indicated, interest on each series listed below accrues at the annual rate indicated in the title of the series and is payable semi-annually in arrears on the indicated interest payment dates to the registered holders on the preceding record date. Unless otherwise indicated, Company Subordinated Securities of the series listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

6 1/2% Subordinated Notes Due 2009

•	Principal amount of series: $200,000,000

•	Maturity date: January 15, 2009

•	Interest payment dates: January 15 and July 15

•	Record dates: January 1 and July 1

•	Issuance date: January 25, 1994

7 1/8% Subordinated Notes Due 2009

•	Principal amount of series: $250,000,000

•	Maturity date: June 15, 2009

•	Interest payment dates: June 15 and December 15

•	Record dates: June 1 and December 1

•	Issuance date: June 12, 1997

6% Subordinated Notes Due 2009

•	Initial principal amount of series (subject to increase): $350,000,000

•	Maturity date: February 15, 2009

•	Interest payment dates: February 15 and August 15

•	Record dates: February 1 and August 1

•	Issuance date: February 23, 1999

7% Subordinated Notes Due 2009

•	Initial principal amount of series (subject to increase): $500,000,000

•	Maturity date: November 15, 2009

•	Interest payment dates: May 15 and November 15

•	Record dates: May 1 and November 1

•	Issuance date: November 22, 1999

7.875% Subordinated Notes Due 2010

•	Initial principal amount of series (subject to increase): $500,000,000

•	Maturity date: June 15, 2010

•	Interest payment dates: June 15 and December 15

•	Record dates: June 1 and December 1

•	Issuance date: June 9, 2000

6.75% Subordinated Notes Due 2011

•	Initial principal amount of series (subject to increase): $1,500,000,000

•	Additional principal amount of series issued June 8, 2001: $500,000,000

•	Aggregate principal amount of series (subject to increase): $2,000,000,000

•	Maturity date: February 1, 2011

•	Interest payment dates: February 1 and August 1

•	Record dates: January 15 and July 15

•	Initial issuance date: January 30, 2001

6.625% Subordinated Notes Due 2012

•	Initial principal amount of series (subject to increase): $1,000,000,000

•	Maturity date: March 15, 2012

•	Interest payment dates: March 15 and September 15

•	Record dates: March 1 and September 1

•	Issuance date: March 13, 2002

5.75% Subordinated Notes Due 2013

•	Initial principal amount of series (subject to increase): $1,000,000,000

•	Additional principal amount of series issued January 30, 2003: $750,000,000

•	Aggregate principal amount of series (subject to increase): $1,750,000,000

•	Maturity date: January 2, 2013

•	Interest payment dates: January 2 and July 2

•	Record dates: December 15 and June 15

•	Initial issuance date: November 25, 2002

5.25% Subordinated Notes Due 2015

•	Initial principal amount of series (subject to increase): $750,000,000

•	Maturity date: May 1, 2015

•	Interest payment dates: May 1 and November 1

•	Record dates: April 15 and October 15

•	Issuance date: April 24, 2003

4.875% Subordinated Notes Due 2014

•	Initial principal amount of series (subject to increase): $600,000,000

•	Maturity date: March 15, 2014

•	Interest payment dates: March 15 and September 15

•	Record dates: March 1 and September 1

•	Issuance date: March 9, 2004

4.891% Fixed Rate/Floating Rate Subordinated Notes Due 2015

•	Initial principal amount of series (subject to increase): $550,000,000

•	Maturity date: September 1, 2015

•	Interest payment dates: March 1 and September 1 until September 1, 2010 and on the last day of each month thereafter beginning September 30, 2010

•	Record dates: February 15 and August 15 for the Fixed Rate Period (as defined below) and the 15th day of each month for the Floating Rate Period (as defined below).

•	Issuance date: August 24, 2005

•

Interest Rate: 4.891% from August 24, 2005 to but excluding September 1, 2010 (the “Fixed Rate Period”). From and after September 1, 2010 (the “Floating Rate Period”), LIBOR Telerate reset monthly plus 1.29%.

•	Redemption provisions: Redeemable September 1, 2010 and on the last day of each month thereafter beginning September 30, 2010.

5.15% Subordinated Notes Due 2015

•	Initial principal amount of series (subject to increase): $1,250,000,000

•	Maturity date: October 1, 2015

•	Interest payment dates: April 1 and October 1

•	Record dates: March 15 and September 15

•	Issuance date: October 4, 2005

6.125% Subordinated Notes Due 2017

•	Initial principal amount of series (subject to increase): $750,000,000

•	Maturity date: June 27, 2017

•	Interest payment dates: June 27 and December 27

•	Record dates: June 12 and December 12

•	Issuance date: June 27, 2007

Subordinated Medium-Term Notes, Series A

In the table below, we specify the following terms of our Subordinated Medium-Term Notes, Series A (the “Subordinated Series A Notes”): issuance date; principal amount; maturity date; and interest rate and redemption terms, if any.

The Subordinated Series A Notes are not subject to a sinking fund and are not redeemable unless a redemption date is indicated below. Unless otherwise indicated, Subordinated Series A Notes that are redeemable are redeemable at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
August 27, 1998	$25,000,000	August 27, 2008	1.60% plus a multiple of various payout rates, except that in the event that LIBOR falls below 5.0% per annum, the rate will increase by specified multiples of the excess designated rate and the prevailing LIBOR

November 28, 2001	25,000,000	November 28, 2016	6.250%; redeemable November 29, 2004 and on any interest payment date thereafter with 40 calendar days notice.

JPMorgan Chase Subordinated Notes, Series B

In the table below, we specify the following terms of our JPMorgan Chase Subordinated Notes, Series B (the “Subordinated Series B Notes”): issuance date; principal amount; maturity date; and interest rate and redemption terms, if any.

The Subordinated Series B Notes are not subject to a sinking fund and are not redeemable unless a redemption date is indicated below. Unless otherwise indicated, Subordinated Series B Notes that are redeemable are redeemable at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 18, 2003	$6,127,000	November 15, 2013	5%; redeemable beginning November 15, 2005, and the 15th of every month thereafter

November 18, 2003	1,142,000	November 15, 2028	5.75%; redeemable beginning November 15, 2008, and the 15th of every month thereafter

November 18, 2003	2,285,000	November 15, 2018	5.50%; redeemable beginning November 15, 2005, and the 15th of every month thereafter

November 25, 2003	1,785,000	November 15, 2013	4.75%

November 25, 2003	1,912,000	November 15, 2033	5.75%; redeemable beginning November 15, 2008, and the 15th of every month thereafter

December 10, 2003	4,566,000	December 15, 2010	4.625%; redeemable beginning December 15, 2005, and the 15th of every month thereafter

December 10, 2003	8,598,000	December 15, 2013	5.25%; redeemable beginning December 15, 2005, and the 15th of every month thereafter

December 10, 2003	1,468,000	December 15, 2018	5.625%; redeemable beginning December 15, 2006, and the 15th of every month thereafter

December 10, 2003	47,752,000	December 15, 2028	6.00%; redeemable beginning December 15, 2008, and the 15th of every month thereafter

December 17, 2003	1,493,000	December 15, 2015	5.15%; redeemable beginning December 15, 2006 and the 15th of every month thereafter

December 24, 2003	1,496,000	January 15, 2016	5.15%; redeemable beginning January 15, 2006 and the 15th of every month thereafter

April 30, 2004	25,000,000	May 1, 2029	6%, redeemable quarterly beginning May 1, 2009 and on the 1st of August, November, February and May of each year thereafter

June 2, 2004	811,000	June 15, 2019	5.90%; redeemable monthly beginning June 15, 2007, and on the 15th of each month thereafter

June 2, 2004	7,937,000	June 15, 2029	6.15%; redeemable monthly beginning June 15, 2009, and on the 15th of each month thereafter

June 9, 2004	12,616,000	June 15, 2024	6.10%; redeemable monthly beginning June 15, 2008, and on the 15th of each month thereafter

June 16, 2004	10,907,000	June 15, 2029	6.25%; redeemable monthly beginning June 15, 2009, and on the 15th of each month thereafter

February 2, 2005	2,358,000	February 15, 2030	5.40%; redeemable beginning February 15, 2010, and on the 15th of each month thereafter.

February 3, 2005	10,000,000	February 15, 2030	5.45%; redeemable beginning February 15, 2010, and on the 15th of each month thereafter

February 9, 2005	401,000	February 15, 2020	5.10%; redeemable beginning February 15, 2008, and on the 15th of each month thereafter

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
February 16, 2005	1,145,000	February 15, 2025	5.25%; redeemable beginning February 15, 2009, and on the 15th of each month thereafter

February 24, 2005	2,985,000	March 15, 2018	5.00%; redeemable beginning March 15, 2007, and on the 15th of each month thereafter

February 24, 2005	2,674,000	March 15, 2030	5.45%; redeemable beginning March 15, 2010, and on the 15th of each month thereafter

March 2, 2005	1,070,000	March 15, 2019	5.25%; redeemable beginning March 15, 2007, and on the 15th of each month thereafter

March 2, 2005	3,497,000	March 15, 2030	5.55%; redeemable beginning March 15, 2010, and on the 15th of each month thereafter

March 9, 2005	110,000	March 15, 2025	5.45%; redeemable beginning March 15, 2008, and on the 15th of each month thereafter

March 9, 2005	2,027,000	March 15, 2030	5.55%; redeemable beginning March 15, 2010, and on the 15th of each month thereafter

March 16, 2005	230,000	March 15, 2018	5.25%; redeemable beginning March 15, 2007, and on the 15th of each month thereafter

March 16, 2005	3,540,000	March 15, 2030	5.55%; redeemable beginning March 15, 2010, and on the 15th of each month thereafter

March 23, 2005	2,122,000	April 15, 2018	5.45%; redeemable beginning October 15, 2007, and on the 15th of each month thereafter

March 23, 2005	11,299,000	April 15, 2030	5.75%; redeemable beginning April 15, 2010, and on the 15th of each month thereafter

March 30, 2005	1,196,000	April 15, 2018	5.45%; redeemable beginning October 15, 2007, and on the 15th of each month thereafter

March 30, 2005	1,260,000	April 15, 2030	5.75%; redeemable beginning April 15, 2010, and on the 15th of each month thereafter

April 29, 2005	10,000,000	May 15, 2025	5.50%; redeemable beginning May 15, 2009 and on each quarterly interest payment date thereafter

May 4, 2005	270,000	May 15, 2017	5.10%; redeemable beginning November 15, 2007, and on the 15th of each month thereafter

May 4, 2005	60,000	May 15, 2030	5.50%; redeemable beginning May 15, 2010, and on the 15th of each month thereafter

May 11, 2005	2,049,000	May 15, 2018	5.25%; redeemable beginning November 15, 2007, and on the 15th of each month thereafter

May 18, 2005	3,628,000	May 15, 2018	5.30%; redeemable beginning November 15, 2007, and on the 15th of each month thereafter

May 25, 2005	2,238,000	June 15, 2018	5.15%; redeemable beginning December 15, 2007, and on the 15th of each month thereafter

June 1, 2005	1,151,000	June 15, 2018	5.15%; redeemable beginning December 15, 2007, and on the 15th of each month thereafter

June 8, 2005	2,496,000	June 15, 2020	5.15%; redeemable beginning June 15, 2008, and on the 15th of each month thereafter

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
June 15, 2005	3,973,000	July 15, 2020	5.10%; redeemable beginning July 15, 2008, and on the 15th of each month thereafter

August 3, 2005	394,000	August 15, 2025	5.35%; redeemable beginning August 15, 2009, and on the 15th of each month thereafter

August 10, 2005	1,070,000	August 15, 2017	5.30%; redeemable beginning February 15, 2008, and on each quarterly interest payment date thereafter

August 17, 2005	830,000	August 15, 2017	5.35%; redeemable beginning February 15, 2008, and on the 15th of each month thereafter

August 31, 2005	1,310,000	September 15, 2018	5.30%; redeemable beginning March 15, 2008, and on each semi-annual interest payment date thereafter

September 7, 2005	1,100,000	September 15, 2018	5.25%; redeemable beginning March 15, 2008, and on each semi-annual interest payment date thereafter

September 21, 2005	1,046,000	October 15, 2025	5.30%; redeemable beginning October 15, 2009, and on the 15th of each month thereafter.

November 2, 2005	274,000	November 15, 2025	5.60%; redeemable beginning November 15, 2009, and on the 15th of each month thereafter

November 9, 2005	208,000	November 15, 2030	5.90%; redeemable beginning November 15, 2010, and on each semi-annual interest payment date thereafter

November 23, 2005	15,256,000	December 15, 2030	6.00%; redeemable beginning December 15, 2010, and on each semi-annual interest payment date thereafter

August 18, 2006	15,000,000	August 15, 2036	6.20%; redeemable beginning August 15, 2011, and on the 15th of each month thereafter

August 25, 2006	20,000,000	September 15, 2036	6.10%; redeemable beginning September 15, 2011, and on the 15th of each month thereafter

September 13, 2006	20,000,000	September 15, 2036	6.10%; redeemable beginning September 15, 2011, and on any good business day thereafter

September 13, 2006	31,000	September 15, 2019	5.80%; redeemable beginning March 15, 2009, and on any good business day thereafter

September 20, 2006	6,385,000	September 15, 2026	6.00%; redeemable beginning September 15, 2010, and on any good business day thereafter

September 27, 2006	25,596,000	October 15, 2036	6.10%; redeemable beginning October 15, 2011, and on any good business day thereafter

October 27, 2006	10,000,000	November 15, 2036	6.05%; redeemable beginning November 15, 2011, and on any good business day thereafter

November 8, 2006	10,000,000	November 15, 2036	6.00%; redeemable beginning November 15, 2011, and on any good business day thereafter

November 15, 2006	15,000,000	November 15, 2036	6.00%; redeemable beginning November 15, 2011, and on any good business day thereafter

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 16, 2006	10,000,000	November 15, 2036	6.00%; redeemable beginning November 15, 2011, and on any good business day thereafter

November 24, 2006	15,000,000	December 15, 2036	6.00%; redeemable beginning December 15, 2011, and on any good business day thereafter

December 13, 2006	635,000	December 15, 2021	5.50%; redeemable beginning December 15, 2009, and on any good business day thereafter

December 13, 2006	6,193,000	December 15, 2036	5.75%; redeemable beginning December 15, 2011, and on any good business day thereafter

December 20, 2006	5,000,000	December 15, 2036	5.80%; redeemable beginning December 15, 2011, and on any good business day thereafter

December 20, 2006	1,188,000	December 15, 2021	5.60%; redeemable beginning December 15, 2009, and on any good business day thereafter

December 27, 2006	1,500,000	January 15, 2037	5.80%; redeemable beginning January 15, 2012, and on any good business day thereafter

December 27, 2006	495,000	January 15, 2022	5.60%; redeemable beginning January 15, 2010, and on any good business day thereafter

January 26, 2007	30,000,000	February 15, 2037	6.00%; redeemable beginning February 15, 2012, and on any good business day thereafter

January 31, 2007	672,000	February 15, 2022	5.75%; redeemable beginning February 15, 2010, and on any good business day thereafter

February 7, 2007	5,000,000	February 15, 2037	6.00%; redeemable beginning February 15, 2012, and on any good business day thereafter

February 7, 2007	589,000	February 15, 2022	5.90%; redeemable beginning February 15, 2010, and on any good business day thereafter

February 14, 2007	2,300,000	February 15, 2022	5.80%; redeemable beginning February 15, 2010, and on any good business day thereafter

February 14, 2007	1,984,000	February 15, 2037	5.95%; redeemable beginning February 15, 2012, and on any good business day thereafter

February 21, 2007	2,190,000	February 15, 2022	5.80%; redeemable beginning February 15, 2010, and on any good business day thereafter

February 23, 2007	10,000,000	February 15, 2037	6.00%; redeemable beginning February 15, 2012, and on any good business day thereafter

February 28, 2007	1,130,000	February 15, 2022	5.70%; redeemable beginning February 15, 2010, and on any good business day thereafter

February 28, 2007	2,500,000	February 15, 2037	5.90%; redeemable beginning February 15, 2012, and on any good business day thereafter

March 7, 2007	9,853,000	March 15, 2037	5.85%; redeemable beginning March 15, 2012, and on any good business day thereafter

March 7, 2007	720,000	March 15, 2022	5.65%; redeemable beginning March 15, 2010, and on any good business day thereafter

March 14, 2007	6,305,000	March 15, 2037	5.80%; redeemable beginning March 15, 2012, and on any good business day thereafter

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 14, 2007	1,768,000	March 15, 2022	5.60%; redeemable beginning March 15, 2010, and on any good business day thereafter

March 21, 2007	10,772,000	March 15, 2037	5.80%; redeemable beginning March 15, 2012, and on any good business day thereafter

March 21, 2007	1,130,000	March 15, 2022	5.60%; redeemable beginning March 15, 2010, and on any good business day thereafter

March 28, 2007	5,020,000	March 15, 2037	5.80%; redeemable beginning March 15, 2012, and on any good business day thereafter

March 28, 2007	1,132,000	March 15, 2022	5.60%; redeemable beginning March 15, 2010, and on any good business day thereafter.

April 27, 2007	10,000,000	May 15, 2037	5.90%; redeemable beginning May 15, 2012, and on any good business day thereafter

May 9, 2007	100,000,000	May 15, 2037	6.00%; redeemable beginning May 15, 2012, and on any business day thereafter

May 25, 2007	40,000,000	June 15, 2037	6.00%; redeemable beginning June 15, 2012, and on any business day thereafter

May 30, 2007	1,670,000	June 15, 2022	5.80%; redeemable beginning June 15, 2010, and on any business day thereafter

June 6, 2007	1,820,000	June 15, 2022	5.90%; redeemable beginning June 15, 2010, and on any business day thereafter

June 13, 2007	1,362,000	June 15, 2022	5.95%; redeemable beginning June 15, 2010, and on any business day thereafter

June 15, 2007	25,000,000	June 15, 2037	6.15%; redeemable beginning June 15, 2012, and on any business day thereafter

June 20, 2007	2,553,000	June 15, 2022	6.10%; redeemable beginning June 15, 2010, and on any business day thereafter

June 21, 2007	40,000,000	June 15, 2037	6.35%; redeemable beginning June 15, 2012, and on any business day thereafter

June 27, 2007	855,000	July 15, 2022	6.10%; redeemable beginning July 15, 2010, and on any business day thereafter

June 27, 2007	25,000,000	July 15, 2037	6.35%; redeemable beginning July 15, 2012, and on any business day thereafter

July 27, 2007	10,000,000	August 15, 2037	6.35%; redeemable beginning August 15, 2012, and on any business day thereafter

July 27, 2007	30,000,000	August 15, 2037	6.30%; redeemable beginning August 15, 2012, and on any business day thereafter

August 1, 2007	4,135,000	August 15, 2022	6.05%; redeemable beginning August 15, 2012, and on any business day thereafter

August 8, 2007	17,525,000	August 15, 2037	6.35%; redeemable beginning August 15, 2012, and on any business day thereafter

August 8, 2007	3,525,000	August 15, 2022	6.05%; redeemable beginning August 15, 2010, and on any business day thereafter

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
August 15, 2007	20,818,000	August 15, 2037	6.35%; redeemable beginning August 15, 2012, and on any business day thereafter

August 15, 2007	4,145,000	August 15, 2022	6.05%; redeemable beginning August 15, 2010, and on any business day thereafter

August 22, 2007	32,040,000	September 15, 2037	6.40%; redeemable beginning September 15, 2012, and on any business day thereafter

August 22, 2007	1,339,000	September 15, 2022	6.10%; redeemable beginning September 15, 2010, and on any business day thereafter

August 29, 2007	13,100,000	September 15, 2037	6.40%; redeemable beginning September 15, 2012, and on any business day thereafter

August 29, 2007	2,922,000	September 15, 2022	6.10%; redeemable beginning September 15, 2010, and on any business day thereafter

September 5, 2007	7,100,000	September 15, 2037	6.25%; redeemable beginning September 15, 2012, and on any business day thereafter

September 5, 2007	263,000	September 15, 2022	6.95%; redeemable beginning September 15, 2010, and on any business day thereafter

September 12, 2007	2,000,000	September 15, 2022	5.95%; redeemable beginning September 15, 2010, and on any business day thereafter

September 12, 2007	11,000,000	September 15, 2037	6.25%; redeemable beginning September 15, 2012, and on any business day thereafter

September 21, 2007	15,000,000	October 15, 2037	6.10%; redeemable beginning October 15, 2012, and on any business day thereafter

September 26, 2007	500,000	October 15, 2022	5.85%; redeemable beginning October 15, 2010, and on any business day thereafter

September 26, 2007	6,300,000	October 15, 2037	6.15%; redeemable beginning October 15, 2012, and on any business day thereafter

October 26, 2007	25,000,000	November 15, 2037	6.15%; redeemable beginning November 15, 2012, and on any business day thereafter

October 26, 2007	20,000,000	November 15, 2037	6.05%; redeemable beginning November 15, 2012, and on any business day thereafter

October 31, 2007	1,120,000	November 15, 2022	5.75%; redeemable beginning November 15, 2010, and on any business day thereafter

November 7, 2007	15,000,000	November 15, 2037	6.05%; redeemable beginning November 15, 2012, and on any business day thereafter

November 7, 2007	2,565,000	November 15, 2022	5.75%; redeemable beginning November 15, 2010, and on any business day thereafter

November 15, 2007	25,000,000	November 15, 2037	6.15%; redeemable beginning November 15, 2012, and on any business day thereafter

November 16, 2007	50,000,000	November 15, 2037	6.25%; redeemable beginning November 15, 2012, and on any business day thereafter

November 21, 2007	14,000	December 15, 2022	5.875%; redeemable beginning December 15, 2010, and on any business day thereafter

November 21, 2007	45,000,000	December 15, 2012	6.25%; redeemable beginning December 15, 2012, and on any business day thereafter

HERITAGE CHASE SUBORDINATED DEBT SECURITIES

In connection with our merger with The Chase Manhattan Corporation (“Heritage Chase”), we assumed the obligations of Heritage Chase with respect to subordinated debt securities described below (the “Heritage Chase Subordinated Securities). We have issued the Heritage Chase Subordinated Securities under an Indenture, dated as of May 1, 1987, as amended and restated as of September 1, 1993 (as amended, the “Heritage Chase Subordinated Indenture”), between us and U.S. Bank Trust National Association, as trustee. The following summary of the provisions of the Heritage Chase Subordinated Securities and the Heritage Chase Subordinated Indenture is not complete. You should refer to the Heritage Chase Subordinated Indenture, a copy of which is an exhibit to the registration statement.

The Heritage Chase Subordinated Securities are our direct, unsecured general obligations. Payment of the principal of the Heritage Chase Subordinated Securities is subject to acceleration only in the event of our bankruptcy, insolvency or reorganization.

Subordination. The Heritage Chase Subordinated Securities are subordinated, by their terms, to all of our obligations to our creditors, including Company Senior Indebtedness, Heritage JPM Senior Indebtedness (as defined below), Additional Senior Obligations and Derivative Obligations (as defined below), except obligations having the same rank as or ranking junior to the Heritage Chase Subordinated Securities. For purposes of this prospectus we refer to that senior indebtedness as “Heritage Chase Senior Indebtedness”.

We may not make any payment on the Heritage Chase Subordinated Securities, and no holder of Heritage Chase Subordinated Securities will be entitled to demand or receive any such payment unless we have paid in full all amounts of principal, premium, if any, and interest then due on all Heritage Chase Senior Indebtedness.

For information regarding the relationship among the subordination provisions governing our various series of subordinated Debt Securities, see “Relationship Among Subordination Provisions” below.

Limitation on Disposition of Voting Stock of JPMorgan Chase Bank. The Heritage Chase Subordinated Indenture does not prohibit us from selling or otherwise disposing of shares of voting stock of JPMorgan Chase Bank.

Defaults and Waivers. The Heritage Chase Subordinated Indenture defines an event of default with respect to Heritage Chase Subordinated Securities of any series as certain events involving our bankruptcy, insolvency or reorganization and any other events established as events of default for any series of Heritage Chase Subordinated Securities.

If an event of default with respect to any outstanding series of Heritage Chase Subordinated Securities occurs and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of that series may declare the principal amount, or, in the case of original issue discount Heritage Chase Subordinated Securities, a specified portion of the principal amount, of that series to be due and payable immediately in cash. Any right to enforce the payment in cash would be subject to the broad equity powers of a federal bankruptcy court and to its determination of the nature of the rights of the holders of the Heritage Chase Subordinated Securities of that series. At any time after a declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in aggregate principal amount of the outstanding Heritage Chase Subordinated Securities of that series may, under specified circumstances, annul the declaration.

The Heritage Chase Subordinated Indenture requires the trustee, within 90 days after the occurrence of a default known to it with respect to any outstanding series, to give the holders of that series notice of the default if not cured or waived. The trustee may withhold the notice if it in good faith determines that the withholding of the notice is in the interest of those holders. However, the trustee may not withhold notice of a payment default. The trustee may not give the above notice until 30 days after the occurrence of a default in the performance of a covenant, other than a covenant to make payment. The term “default” for the purposes of this provision means any event that is, or after notice or lapse of time or both would become, an event of default with respect to a series of Heritage Chase Subordinated Securities.

Other than the duty of the trustee during the continuance of an event of default to act with the required standard of care, the trustee is not obligated to exercise any of its rights or powers under the Heritage Chase Subordinated Indenture at the request or direction of any of the holders of the Heritage Chase Subordinated Securities of any series, unless those holders have offered the trustee reasonable indemnity. Subject to that requirement for indemnity, the holders of a majority in aggregate principal amount of the outstanding Heritage Chase Subordinated Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to, or exercising any trust or power conferred on, the trustee with respect to the Heritage Chase Subordinated Securities of that series.

We are required to file annually with the trustee a written statement of officers as to the existence or non-existence of defaults.

Modification of the Indenture. We and the trustee may modify the Heritage Chase Subordinated Indenture with the consent of the holders of not less than 66 2/3% in principal amount of the outstanding Heritage Chase Subordinated Securities of each series affected by the modification. However, no such modification may, without the consent of the holder of each Heritage Chase Subordinated Security affected by the modification:

•	change the fixed maturity of the principal of, or any installment of principal of or interest on, any Heritage Chase Subordinated Security

•	reduce the principal amount of any Heritage Chase Subordinated Security

•

change the rate or rates, or the method of ascertaining the rate or rates, of interest on any Heritage Chase Subordinated Security, except as provided in the Heritage Chase Subordinated Indenture or in the Heritage Chase Subordinated Securities, or any premium payable upon the redemption of any Heritage Chase Subordinated Security

•	reduce the portion of the principal amount of any original issue discount Heritage Chase Subordinated Security payable upon acceleration of maturity

•	change any place where, or the currency in which, the principal amount of, or any premium or interest on, any Heritage Chase Subordinated Security is payable

•

impair any right to institute suit for the enforcement of any right to receive payment, or, if applicable, to have delivered capital securities to be exchanged for a Heritage Chase Subordinated Security and to have those capital securities sold in a secondary offering to the extent provided in that Heritage Chase Subordinated Security and in the Heritage Chase Subordinated Indenture

•	modify the subordination provisions of the Heritage Chase Subordinated Indenture in a manner adverse to the holders

•

reduce the percentage in principal amount of outstanding Heritage Chase Subordinated Securities of the series required to approve any modification or alteration of, or any waiver under, the Heritage Chase Subordinated Indenture;

•	impair the right of any holder to receive on any exchange date capital securities with a market value equal to the amount established with respect to the series.

We and the trustee may modify the Heritage Chase Subordinated Indenture without the consent of the holders of the Heritage Chase Subordinated Securities to evidence the merger of JPMorgan Chase or the replacement of the trustee or to make changes that do not become effective with respect to previously outstanding series and for other specified purposes.

The principal terms of the Heritage Chase Subordinated Securities issued and outstanding as of the date of this prospectus are set forth below. Interest on each series listed below accrues at the annual rate indicated in the title of the series and is payable semi-annually in arrears on the interest payment dates indicated to the registered holders on the preceding record date indicated. The series listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

6 3/4% Subordinated Notes Due 2008

•	Principal amount of series: $200,000,000

•	Maturity date: August 15, 2008

•	Interest payment dates: February 15 and August 15

•	Record dates: August 1 and February 1

•	Issuance date: August 17, 1993

6 1/8% Subordinated Notes Due 2008

•	Principal amount of series: $100,000,000

•	Maturity date: October 15, 2008

•	Interest payment dates: April 15 and October 15

•	Record dates: April 1 and October 1

•	Issuance date: October 18, 1993

6 1/2% Subordinated Notes Due 2009

•	Principal amount of series: $150,000,000

•	Maturity date: January 15, 2009

•	Interest payment dates: January 15 and July 15

•	Record dates: January 1 and July 1

•	Issuance date: January 24, 1994

HERITAGE JPMORGAN DEBT SECURITIES

In connection with our merger with J.P. Morgan & Co. Incorporated (“Heritage JPMorgan), we assumed the obligations of Heritage JPMorgan with respect to senior debt securities described below (the “Heritage JPM Senior Securities”) and subordinated securities described below (the “Heritage JPM Subordinated Securities”, and together with the Heritage JPM Senior Securities, the “Heritage JPMorgan Debt Securities”). The following summary of the provisions of the Heritage JPMorgan Debt Securities and the indentures under which they were issued (the “Heritage JPM Indentures”) is not complete. You should refer to the Heritage JPM Indentures, copies of which are exhibits to the registration statement.

We have issued the Heritage JPM Senior Securities under an Indenture, dated as of August 15, 1982 (as amended, the “Heritage JPM Senior Indenture”), between us and U.S. Bank Trust National Association, as trustee.

We have issued the Heritage JPM Subordinated Securities under an Indenture, dated as of March 1, 1993 (as amended, the “Heritage JPM Subordinated Indenture”), between us and U.S. Bank Trust National Association, as trustee.

Heritage JPM Senior Securities

The Heritage JPM Senior Securities are our direct, unsecured obligations. The Heritage JPM Senior Securities constitute Heritage JPM Senior Indebtedness, as defined below, under the Heritage JPM Subordinated Indenture and have the same rank as our other senior indebtedness. For a definition of Heritage JPM Senior Indebtedness, see “—Heritage JPM Subordinated Securities—Subordination” below.

Defaults and Waivers. The Heritage JPM Senior Indenture defines an event of default with respect to any series of Heritage JPM Senior Securities as any one or more of the following events:

(1) default for 30 days in payment of any interest;

(2) default in payment of principal or premium or any sinking fund installment when due, either at maturity, upon redemption, by declaration or otherwise;

(3) default in the performance of any other covenant or warranty contained in the Heritage JPM Senior Indenture which has not been remedied for a period of 90 days after notice given as specified in the Heritage JPM Senior Indenture; and

(4) certain events of bankruptcy, insolvency or reorganization of JPMorgan Chase.

If an event of default as described in clause (1), (2) or (3) above occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the Heritage JPM Senior Securities of the affected series then outstanding, with each series voting as a separate class in the case of an event of default described in clause (1) or (2) above or together as a single class in the case of clause (3) above, may declare the principal of all outstanding Heritage JPM Senior Securities of the affected series and the interest accrued on those securities, if any, to be due and payable immediately. If an event of default described in clause (4) occurs and is continuing, either the trustee or the holders of at least 25% in principal amount of all Heritage JPM Senior Securities then outstanding may declare the principal then outstanding and accrued interest, if any, to be due and payable immediately. Under specified conditions, the holders of a majority in principal amount of the applicable series may annul the declaration and waive past defaults, except for defaults in the payment of principal or premium or interest, if any.

The Heritage JPM Senior Indenture requires the trustee to give the holders of any series notice of all defaults known to it within 90 days after the occurrence of the default. The trustee may withhold notice of any default, except a default in payment of principal of or interest or premium, if any, on the Heritage JPM Senior Securities, if the appropriate representative of the trustee determines that the withholding of the notice is in the interest of the holders of the series of Heritage JPM Senior Securities.

The holders of a majority in principal amount of the outstanding Heritage JPM Senior Securities of each series affected, with each series voting as a separate class, may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or any power conferred upon the trustee with respect to that series, subject to limitations specified in the Heritage JPM Senior Indenture. However, subject to its duty to act with the required standard of care during a default, the trustee is under no obligation to exercise any of the powers vested in it at the request of the holders of the Heritage JPM Senior Securities unless those holders have offered the trustee reasonable indemnity against expenses and liabilities.

Each year we must deliver to the trustee a written statement as to the absence of defaults under the Heritage JPM Senior Indenture.

Modification of the Indenture. We and the trustee may modify the Heritage JPM Senior Indenture or any supplemental indenture or the rights of the holders of the Heritage JPM Senior Securities with the consent of holders of not less than 66 2/3% in principal amount of the outstanding Heritage JPM Senior Securities of all series affected by the modification, voting as one class. However, no such modification may, without the consent of each holder affected:

•	extend the final maturity of any Heritage JPM Senior Security;

•	reduce the principal amount of any Heritage JPM Senior Security;

•	change the method in which the amounts of principal or interest are determined;

•	reduce the rate or extend the time of payment of interest on any Heritage JPM Senior Security;

•	change the currency or currency unit of payment of any Heritage JPM Senior Security;

•	reduce any amount payable upon redemption of any Heritage JPM Senior Security;

•	reduce the portion of the principal amount of an original issue discount Heritage JPM Senior Security due upon acceleration of maturity or provable in bankruptcy;

•	impair or affect the right of a holder to institute suit for the payment of any Heritage JPM Senior Security, or, if applicable, any right of repayment at the option of the holder; or

•	reduce the percentage of Heritage JPM Senior Securities of any series the consent of the holders of which is required for any supplemental indenture.

We and the trustee may modify the Heritage JPM Senior Indenture without the consent of the holders of the Heritage JPM Senior Securities to evidence the merger of JPMorgan Chase or the replacement of the trustee and for other specified purposes.

Consolidations, Mergers and Sales of Assets. We may not merge or consolidate with any other corporation or sell or convey all or substantially all of our assets, unless:

•

either we are the continuing corporation or the successor corporation is a corporation organized under the laws of the United States or any state and expressly assumes the payment of the principal of and interest on the Heritage JPM Senior Securities and the performance and observance of all the covenants and conditions of the Heritage JPM Senior Indenture binding upon us, and

•

JPMorgan Chase or the successor corporation, as applicable, is not, immediately after the merger, consolidation, sale or conveyance, in default in the performance of any covenant or condition of the Heritage JPM Senior Indenture.

The principal terms of the Heritage JPM Senior Securities issued and outstanding as of the date of this prospectus are set forth below.

Heritage JPM Senior Medium-Term Notes, Series A

As of the date of this prospectus, we have $22,500,000 in initial aggregate principal amount of Senior Medium-Term Notes, Series A, originally issued by Heritage JPMorgan (the “Heritage JPM Senior Medium-Term Notes”). In the table below we specify the following terms of those Heritage JPM Senior Medium-Term Notes: issuance date; principal amount; maturity date; and interest rate and redemption terms, if any.

The interest rate bases or formulas applicable to the JPM Senior Medium-Term Notes that bear interest at floating rates are indicated in the table below. The Heritage JPM Senior Medium-Term Notes are not subject to a sinking fund. Unless otherwise indicated, the Heritage JPM Senior Medium-Term Notes are not redeemable prior to their stated maturity. Unless otherwise indicated, Heritage JPM Senior Medium-Term Notes that are redeemable are redeemable at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
June 27, 1997	$22,500,000	July 1, 2027	LIBOR Telerate reset quarterly minus 0.30%; redeemable at the option of the holder on July 1 of 2007, 2010, 2013, 2016, 2019, 2022, 2025 and 2027 at prices varying with the redemption date

Heritage JPM Subordinated Securities

The Heritage JPM Subordinated Securities are our direct, unsecured general obligations and are subordinated as described under “—Subordination” below.

The Heritage JPM Subordinated Securities are subject to acceleration only upon our bankruptcy or reorganization.

Subordination. The Heritage JPM Subordinated Securities are subordinate and junior in right of payment as provided in the Heritage JPM Subordinated Indenture to all “Heritage JPM Senior Indebtedness” as defined below, whether outstanding as of the date of the Heritage JPM Subordinated Indenture or thereafter incurred. We may not make any payment on the Heritage JPM Subordinated Securities, and no holder of the Heritage JPM Subordinated Securities or any related coupon will be entitled to demand or receive any such payment:

•	unless we have paid or duly provided for all amounts of principal, premium, if any, and interest then due on all Heritage JPM Senior Indebtedness; or

•	if, at the time of or immediately after giving effect to that payment there exists:

•	any event of default on any Heritage JPM Senior Indebtedness permitting the holders of that Heritage JPM Senior Indebtedness to accelerate its maturity; or

•	any event which, with notice or lapse of time, or both, will become such an event of default.

Upon any distribution of assets upon our dissolution, winding up, liquidation or reorganization:

•

the holders of Heritage JPM Senior Indebtedness will be entitled to receive payment in full of principal, premium, if any, and interest before we may make any payment on the Heritage JPM Subordinated Securities; and

•

if, after giving effect to the operation of the preceding clause, amounts remain available for payment or distribution on the Heritage JPM Subordinated Securities and creditors in respect of Derivative Obligations have not received payment in full of amounts due or to become due on those Derivative Obligations,

•	then we must apply those remaining amounts first to pay or provide for the payment in full of all Derivative Obligations before we may make any payment on the Heritage JPM Subordinated Securities.

“Heritage JPM Senior Indebtedness” means the principal of, premium, if any, and interest on (a) all of our indebtedness for money borrowed and (b) any deferrals, renewals or extensions of any Heritage JPM Senior Indebtedness. Heritage JPM Senior Indebtedness does not include:

•	the Heritage JPM Subordinated Securities;

•	the Company Subordinated Securities;

•	the Heritage Chase Subordinated Securities; and

•	the Heritage Bank One Subordinated Securities.

The amount of outstanding senior indebtedness for purposes of the Heritage JPM Subordinated Indenture is substantially the same as the outstanding amount of Company Senior Indebtedness. See “Company Debt Securities—Company Subordinated Securities” for more information. In addition, for information regarding the relationship among the subordination provisions governing our various series of subordinated Debt Securities, see “Relationship Among Subordination Provisions” below.

“Derivative Obligations” are defined in the Heritage JPM Subordinated Indenture as obligations of JPMorgan Chase to make payments on claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements. However, Derivative Obligations do not include claims in respect of Heritage JPM Senior Indebtedness or obligations that, by their terms, are expressly stated not to be superior in right of payment to the Heritage JPM Subordinated Securities or to have the same rank as the Heritage JPM Subordinated Securities. For purposes of this definition, “claim” has the meaning assigned in Section 101(4) of the United States Bankruptcy Code in effect on the date of the Heritage JPM Subordinated Indenture.

For information regarding the relationship among the subordination provisions governing our various series of subordinated Debt Securities, see “Relationship Among Subordination Provisions” below.

Defaults and Waivers. As to any series of Heritage JPM Subordinated Securities, the Heritage JPM Subordinated Indenture defines an event of default as:

(1) default for 30 days in payment of any interest on the Heritage JPM Subordinated Securities of that series;

(2) default in payment of principal of or premium, if any, on the Heritage JPM Subordinated Securities of that series when due, either at maturity, upon redemption, by declaration or otherwise;

(3) default in the payment of a sinking fund installment, if any, on the Heritage JPM Subordinated Securities of that series;

(4) default in the performance of any other covenant or warranty contained in the Heritage JPM Subordinated Indenture for the benefit of that series that has not been remedied for a period of 90 days after notice given as specified in the Heritage JPM Subordinated Indenture; or

(5) certain events of bankruptcy or reorganization of JPMorgan Chase.

If an event of default described in clause (5) above occurs and is continuing, either the trustee or the holders of at least 25% in principal amount of all Heritage JPM Subordinated Securities then outstanding, voting as one class, by notice given to us, and to the trustee if given by the holders of Heritage JPM Subordinated Securities, may declare the principal or, in the case of original issue discount Heritage JPM Subordinated Securities, a specified portion of principal, of all Heritage JPM Subordinated Securities then outstanding and the interest accrued on those securities, if any, to be due and payable immediately. Under specified conditions, the holders of a majority in principal amount of all Heritage JPM Subordinated Securities may annul the declaration and waive past defaults, except for defaults in the payment of principal, or interest or premium, if any.

The Heritage JPM Subordinated Indenture requires the trustee to give the holders of any series of Heritage JPM Subordinated Securities notice of all defaults known to it within 90 days after the occurrence of the default. The Heritage JPM Subordinated Indenture provides that the trustee may withhold notice to the holders of Heritage JPM Subordinated Securities of any series of any default, except default in payment of principal of or interest or premium, if any, on those Heritage JPM Subordinated Securities or in the making of any sinking fund payment with respect to such Heritage JPM Subordinated Securities, if the appropriate representative of the trustee determines that the withholding of the notice is in the interest of the holders of the series of Heritage JPM Subordinated Securities.

The holders of a majority in principal amount of the outstanding Heritage JPM Subordinated Securities of each series affected, with each series voting as a separate class, may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or any power conferred upon the trustee with respect to that series, subject to limitations specified in the Heritage JPM Subordinated Indenture. However, subject to its duty to act with the required standard of care during a default, the trustee is under no obligation to exercise any of the powers vested in it at the request of the holders of the Heritage JPM Subordinated Securities unless the holders have offered to the trustee reasonable indemnity against expenses and liabilities.

Each year we must deliver to the trustee a written statement as to the absence of defaults under the Heritage JPM Subordinated Indenture.

Modification of the Indenture. We and the trustee may modify the Heritage JPM Subordinated Indenture or any supplemental indenture or the rights of the holders of the Heritage JPM Subordinated Securities with the consent of the holders of not less than a majority in principal amount of the Heritage JPM Subordinated Securities of all series affected by the modification, voting as one class. However no such modification may, without the consent of each holder affected:

•	extend the final maturity of any Heritage JPM Subordinated Security;

•	reduce the principal amount of any Heritage JPM Subordinated Security;

•	reduce the rate or extend the time of payment of interest on any Heritage JPM Subordinated Security;

•	change the currency or currency unit of payment of any Heritage JPM Subordinated Security;

•	change the method in which amounts of payments of principal or interest on any Heritage JPM Subordinated Security are determined;

•	reduce the portion of the principal amount of an original issue discount Heritage JPM Subordinated Security due and payable upon acceleration or provable in bankruptcy;

•	reduce any amount payable upon redemption of any Heritage JPM Subordinated Security;

•	impair or affect the right of a holder to institute suit for the payment of any Heritage JPM Subordinated Security or, if applicable, any right of repayment at the option of the holder; or

•	reduce the percentage of Heritage JPM Subordinated Securities of any series the consent of the holders of which is required for any supplemental indenture.

We and the trustee may modify the Heritage JPM Subordinated Indenture without the consent of the holders of Heritage JPM Subordinated Securities to evidence the merger of JPMorgan Chase or the replacement of the trustee and for certain other purposes.

Consolidations, Mergers and Sales of Assets. We may not merge or consolidate with any other corporation or sell or convey all or substantially all of our assets, unless:

•

either we are the continuing corporation or the successor corporation is a corporation organized under the laws of the United States or any state and expressly assumes the payment of the principal of and interest on the Heritage JPM Subordinated Securities and the performance and observance of all the covenants and conditions of the Heritage JPM Subordinated Indenture binding upon us; and

•

JPMorgan Chase or the successor corporation, as applicable, is not, immediately after the merger, consolidation, sale or conveyance, in default in the performance of any covenant or condition in the Heritage JPM Subordinated Indenture.

The principal terms of the Heritage JPM Subordinated Securities issued and outstanding on the date of this prospectus are set forth below. Unless otherwise indicated, interest on each series listed below accrues at the annual rate indicated in the title of the series and is payable semi-annually in arrears on the indicated payment dates to the holders on the preceding record date. The Heritage JPM Subordinated Securities listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

5 3/4 % Subordinated Notes Due 2008

•	Principal amount of series: $150,000,000

•	Maturity date: October 15, 2008

•	Interest payment dates: April 15 and October 15

•	Record dates: The fifteenth calendar day prior to each interest payment date.

•	Issuance date: October 21, 1993

6 1/4% Subordinated Notes Due 2009

•	Principal amount of series: $300,000,000

•	Maturity date: January 15, 2009

•	Interest payment dates: July 15 and January 15

•	Record dates: The fifteenth calendar day prior to each interest payment date.

•	Issuance date: January 28, 1994

6 1/4% Subordinated Notes Due February 15, 2011

•	Principal amount of series: $100,000,000

•	Maturity date: February 15, 2011

•	Interest payment dates: February 15 and August 15

•	Record dates: The fifteenth calendar day prior to each interest payment date.

•	Issuance date: February 15, 1996

Subordinated Notes Due 2012

•	Principal amount of series: $45,000,000

•	Maturity date: December 24, 2012

•	Interest payment dates: June 24 and December 24

•	Record dates: The fifteenth calendar day prior to each interest payment date.

•	Issuance date: November 24, 1997

•

Interest rate: If the 10-year Treasury rate was greater than or equal to 5.838% on December 17, 1997, the interest rate is 12.773%; if the 10-year Treasury rate was less than 5.838% on December 17, 1997, the interest rate is 0%.

Heritage JPM Subordinated Medium-Term Notes, Series A

In the table below, we specify the following terms of the Subordinated Medium-Term Notes, Series A, originally issued by Heritage JPMorgan (the “Heritage JPM Subordinated Medium-Term Notes”): issuance date; principal amount; maturity date; interest rate and redemption terms, if any.

Unless otherwise indicated, the Heritage JPM Subordinated Medium-Term Notes are not subject to a sinking fund and are not redeemable prior to their stated maturity.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
July 24, 1996	$5,200,000	July 24, 2026	LIBOR Telerate reset quarterly minus 0.22%; redeemable by holder on July 24 once every 5 years on or after July 24, 2006 at prices varying with the redemption date

November 5, 1996	5,000,000	November 5, 2026	LIBOR Telerate reset quarterly minus 0.22%; redeemable by holder on November 5 once every 5 years on or after November 5, 2006 at prices varying with the redemption date

February 14, 1997	200,000,000	February 15, 2012	Interest payments are based on the difference between the Reference CPI (as defined in the note) for the current interest payment period and the Reference CPI for the prior interest payment period

January 25, 1999	1,000,000,000	January 15, 2009	6.00%

HERITAGE BANK ONE SUBORDINATED DEBT SECURITIES

In connection with our merger with Bank One Corporation (“Heritage Bank One”), we assumed the obligations of Heritage Bank One with respect to subordinated securities described below (the “Heritage Bank One Subordinated Securities”).

We have issued Heritage Bank One Subordinated Securities under the following indentures, which we refer to collectively as “Heritage Bank One Subordinated Indentures.”

•

“Heritage Bank One 1997 Subordinated Indenture Securities “refers to the Heritage Bank One Subordinated Securities issued under the Indenture, dated as of March 3, 1997 (as amended, the “Heritage Bank One 1997 Subordinated Indenture”), between us (as the successor to Banc One Corporation, a predecessor of Heritage Bank One) and U.S. Bank Trust National Association (as successor trustee to The Chase Manhattan Bank), as trustee.

•

“Heritage Bank One 1995 Subordinated Indenture Securities” refers to the Heritage Bank One Subordinated Securities issued under the Indenture, dated as of July 1, 1995 (as amended, the “Heritage Bank One 1995 Subordinated Indenture”), between us (as the successor to Banc One Corporation, a predecessor of Heritage Bank One) and Citibank N.A., as trustee.

•

“Heritage Bank One 1987 Subordinated Indenture Securities” refers to the Heritage Bank One Subordinated Securities issued under the Indenture, dated as of August 1, 1987 (as amended, the “Heritage 1987 Subordinated Indenture”), between us (as the successor to First Chicago Corporation, a predecessor of Heritage Bank One) and U.S. Bank Trust National Association, as trustee.

•

“Heritage Bank One 1992 Subordinated Indenture Securities” refers to the Heritage Bank One Subordinated Securities issued under the Indenture, dated as of July 15, 1992 (as amended, the “Heritage 1992 Subordinated Indenture”), between us (as the successor to NBD Bancorp, Inc., a predecessor of Heritage Bank One) and U.S. Bank Trust National Association (as successor trustee to The Chase Manhattan Bank N.A.), as trustee.

•

“Heritage Bank One 1990 Subordinated Indenture Securities” refers to the Heritage Bank One Subordinated Securities issued under the Indenture, dated as of July 15, 1990 (as amended, the “Heritage 1990 Subordinated Indenture”), between us (as the successor to Banc One Corporation, a predecessor of Heritage Bank One) and Citibank N.A., as trustee.

•

“Heritage Bank One 1989 Subordinated Indenture Securities” refers to the Heritage Bank One Subordinated Securities issued under the Indenture, dated as of March 1, 1989 (as amended, the “Heritage 1989 Subordinated Indenture”), between us (as the successor to Banc One Corporation, a predecessor of Heritage Bank One) and U.S. Bank Trust National Association (as successor trustee to Chemical Bank (Delaware)), as trustee.

The following summary of the provisions of the Heritage Bank One Subordinated Securities and the Heritage Bank One Subordinated Indentures is not complete. You should refer to the Heritage Bank One Subordinated Indentures, copies of which are exhibits to the registration statement.

Heritage Bank One 1997 Subordinated Indenture Securities

The Heritage Bank One 1997 Subordinated Indenture Securities are our direct, unsecured general obligations, and are subject to acceleration only upon our bankruptcy, insolvency or reorganization.

Subordination. The Heritage Bank One 1997 Subordinated Indenture Securities are subordinate and junior in right of payment as provided below.

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the payment of the principal of, any premium and interest on the Heritage Bank One 1997 Subordinated Indenture Securities is subordinated in right of payment, to the extent provided in the Heritage Bank One 1997 Subordinated Indenture, to the prior payment in full of all of our senior indebtedness (as defined below with respect to Heritage Bank One 1997 Subordinated Indenture Securities).

In certain events of our bankruptcy or insolvency, the payment of the principal of, and any premium or interest, on the Heritage Bank One 1997 Subordinated Indenture Securities will, to the extent provided in the Heritage Bank One 1997 Subordinated Indenture, also be effectively subordinated in right of payment to the prior payment in full of all of our general obligations (as defined below with respect to Heritage Bank One 1997 Subordinated Indenture Securities).

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the holders of our senior indebtedness will first be entitled to receive payment in full of all amounts due or to become due before the holders of the Heritage Bank One 1997 Subordinated Indenture Securities will be entitled to receive any payment in respect of the principal of, or any premium or interest on, the Heritage Bank One 1997 Subordinated Indenture Securities.

If after any such payment or distribution of assets to the holders of our senior indebtedness there remain any excess proceeds such as cash, property or securities available for payment or distribution to the Heritage Bank One 1997 Subordinated Indenture Securities and if, at that time, any creditors in respect of our general obligations have not received payment in full of all amounts due or to become due on or in respect of these general obligations, then these excess proceeds will first be applied to pay or provide for the payment in full of our general obligations before any payment or distribution may be made to the Heritage Bank One 1997 Subordinated Indenture Securities.

No payment may be made of the principal of, any premium or interest on the Heritage Bank One 1997 Subordinated Indenture Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Heritage Bank One 1997 Subordinated Indenture Securities, at any time when there is (i) a default in the payment of the principal of, or any premium or interest on, or otherwise in respect of our senior indebtedness, or (ii) any event of default permitting acceleration of our senior indebtedness.

The term “senior indebtedness” as used in this section means the principal of, any premium and interest on (i) all of our indebtedness for money borrowed (other than (A) the Heritage Bank One 1997 Subordinated Indenture Securities, (B) existing subordinated indebtedness (as defined below with respect to Heritage Bank One 1997 Subordinated Indenture Securities), (C) the Company Subordinated Securities; (D) the Heritage Chase Subordinated Securities; and (E) the Heritage JPM Subordinated Securities), whether outstanding on the date of execution of the Heritage Bank One 1997 Subordinated Indenture or created, assumed or incurred afterward, except indebtedness that is by its terms expressly stated to be not superior in right of payment to, or to rank on a parity with, the Heritage Bank One 1997 Subordinated Indenture Securities or the other securities referred to in clauses (A) through (E) above; and (ii) any deferrals, renewals or extensions of any such senior indebtedness. The term “indebtedness for money borrowed” as used above includes, without limitation, any obligation of ours, or any obligation guaranteed by, us for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligations for the payment of the purchase price of property or assets. The Heritage Bank One 1997 Subordinated Indenture Securities will rank on a parity with the securities referred to in clauses (i)(A) through (i)(E) above.

The term “existing subordinated indebtedness” as used in this section means our following subordinated debt obligations: (i) the 9 7/8% Subordinated Notes due March 1, 2009, (ii) the 10% Subordinated Notes due August 15, 2010, (iii) the 6 3/8% Subordinated Notes due January 30, 2009, (iv) the 7 3/4% Subordinated Notes due July 15, 2025 and (v) the 7 5/8% Subordinated Notes due October 15, 2026.

The term “general obligations” as used in this section with respect to the Heritage Bank One 1997 Subordinated Indenture Securities means all of our obligations to make payment on account of claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than:

•	obligations on account of senior indebtedness,

•	obligations on account of indebtedness for money borrowed ranking on a parity with or subordinate to the Heritage Bank One 1997 Subordinated Indenture Securities, and

•

obligations which by their terms are expressly stated not to be superior in right of payment to the Heritage Bank One 1997 Subordinated Indenture Securities or to rank on parity with the Heritage Bank One 1997 Subordinated Indenture Securities.

In the event that any rule, guideline or interpretation promulgated or issued by the Federal Reserve Board, or other competent regulatory agency or authority, specifies criteria for the inclusion in regulatory capital of subordinated debt of a bank holding company requiring that subordinated debt be subordinated to obligations to creditors in addition to those described above, then the term “general obligations” will also include such additional obligations to creditors. For purposes of this definition, “claim” has the meaning assigned in Section 101(4) of the Bankruptcy Code of 1978, as amended to the date of the Heritage Bank One 1997 Subordinated Indenture.

The amount of outstanding senior indebtedness for purposes of the Heritage Bank One 1997 Subordinated Indenture Securities is the same as the outstanding amount of Company Senior Indebtedness described under “Description of Company Debt Securities—Company Subordinated Securities” above. In addition, for information regarding the relationship among the subordination provisions governing our various series of subordinated Debt Securities, see “Relationship Among Subordination Provisions” below.

Defaults and Waivers. An event of default with respect to Heritage Bank One 1997 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1997 Subordinated Indenture as certain events involving our bankruptcy and any other event of default provided with respect to the Heritage Bank One 1997 Subordinated Indenture Securities of that series. A default with respect to the Heritage Bank One 1997 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1997 Subordinated Indenture as:

•	an event of default with respect to the series;

•	default in the payment of the principal of or any premium on any Heritage Bank One 1997 Subordinated Indenture Securities of the series when due;

•	default in the payment of interest upon any Heritage Bank One 1997 Subordinated Indenture Securities of the series when due and the continuance of the default for a period of 30 days;

•

default in the performance of any other covenant or agreement of ours in the Heritage Bank One 1997 Subordinated Indenture with respect to Heritage Bank One 1997 Subordinated Indenture Securities of the series and continuance of the default for 90 days after written notice; or

•	any other default provided with respect to Heritage Bank One 1997 Subordinated Indenture Securities of the series.

If an event of default with respect to any series of outstanding Heritage Bank One 1997 Subordinated Indenture Securities occurs and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Heritage Bank One 1997 Subordinated Indenture Securities of that series may declare the principal amount of all Heritage Bank One 1997 Subordinated Indenture Securities of that series to be immediately due and payable. The holders of a majority in aggregate principal amount of the Heritage Bank One 1997 Subordinated Indenture Securities of any series outstanding may waive an event of default resulting in acceleration of those Heritage Bank One 1997 Subordinated Indenture Securities, but only if all defaults have been remedied and all payments due, other than those due as a result of acceleration, have been made.

If a default occurs and is continuing, the trustee may in its discretion proceed to protect the rights of the holders of the Heritage Bank One 1997 Subordinated Indenture Securities of an affected series. The trustee must proceed to protect those rights if requested in writing by holders of not less than a majority in aggregate principal amount of any series and if it is given reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with the request and subject to certain other conditions described in the Heritage Bank One 1997 Subordinated Indenture Securities. Prior to acceleration of maturity of the Heritage Bank One 1997 Subordinated Indenture Securities of any outstanding series, the holders of a majority in aggregate principal amount of the Heritage Bank One 1997 Subordinated Indenture Securities may waive any past default under the Heritage Bank One 1997 Subordinated Indenture except a default (i) in the payment of the principal of, or any premium or interest on, any of the Heritage Bank One 1997 Subordinated Indenture Securities of that series and (ii) in respect of a covenant or provision of the Heritage Bank One 1997 Subordinated Indenture which cannot be modified or amended without the consent of the holder of each outstanding Heritage Bank One 1997 Subordinated Indenture Securities of the series affected.

The Heritage Bank One 1997 Subordinated Indenture provides that in the event of a default in payment of principal of, any premium or interest on any Heritage Bank One 1997 Subordinated Indenture Securities of any series, we will, upon demand of the trustee, pay to it, for the benefit of the holder of that Heritage Bank One 1997 Subordinated Indenture Security, the whole amount then due and payable on that Heritage Bank One 1997 Subordinated Indenture Security for principal, any premium and interest. The Heritage Bank One 1997 Subordinated Indenture further provides that if we fail to pay the amount promptly upon demand, the trustee may, among other things, institute a judicial proceeding for collection.

The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1997 Subordinated Indenture Securities of any series may direct the time, method and place of conducting any proceedings for any remedy available to the trustee for such Heritage Bank One 1997 Subordinated Indenture Securities or exercising any trust or power conferred on it with respect to the Heritage Bank One 1997 Subordinated Indenture Securities of these series. However, the trustee may refuse to follow any direction that conflicts with law or the Heritage Bank One 1997 Subordinated Indenture under which it serves, which would be unjustly prejudicial to holders not joining in the proceeding or which would involve the trustee in personal liability.

The Heritage Bank One 1997 Subordinated Indenture provides that the trustee will, within 90 days after the occurrence of a default with respect to any series of Heritage Bank One 1997 Subordinated Indenture Securities known to it, give to the holders of Heritage Bank One 1997 Subordinated Indenture Securities of the affected series notice of the default if not cured or waived. However, except in the case of a default in the payment of the principal of, or any premium or interest on, any Heritage Bank One 1997 Subordinated Indenture Securities of these series, the trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of the holders of the affected Heritage Bank One 1997 Subordinated Indenture Securities. The trustee is required to withhold notice of a default in the performance of any covenant of ours in the Heritage Bank One 1997 Subordinated Indenture until at least 90 days after the occurrence thereof.

We are required to file annually with the trustee a written statement of officers as to the existence or non-existence of defaults under the Heritage Bank One 1997 Subordinated Indenture or the Heritage Bank One 1997 Subordinated Indenture Securities.

Modification of the Indenture. The Heritage Bank One 1997 Subordinated Indenture provides that, with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding Heritage Bank One 1997 Subordinated Indenture Securities of each affected series, modifications and alterations of the Heritage Bank One 1997 Subordinated Indenture may be made which affect the rights of the holders of such Heritage Bank One 1997 Subordinated Indenture Securities. However, no such modification or alteration may be made without the consent of the holder of each Heritage Bank One 1997 Subordinated Indenture Security so affected which would, among other things, (i) modify the terms of payment of principal, any premium, or interest on the Heritage Bank One 1997 Subordinated Indenture Securities or (ii) reduce the percentage in principal amount of outstanding Heritage Bank One 1997 Subordinated Indenture Securities required to modify or alter the Heritage Bank One 1997 Subordinated Indenture.

The Heritage Bank One 1997 Subordinated Indenture also permits us and the trustee to amend the Heritage Bank One 1997 Subordinated Indenture in certain circumstances without the consent of the holders of Heritage Bank One 1997 Subordinated Indenture Securities to evidence our merger or the replacement of the trustee with respect to the Heritage Bank One 1997 Subordinated Indenture Securities or to make other specified changes that are not adverse to the holders of the Heritage Bank One 1997 Subordinated Indenture Securities.

Consolidations, Mergers and Sales of Assets. The Heritage Bank One 1997 Subordinated Indenture provides that we may, without the consent of the holders of any of the outstanding Heritage Bank One 1997 Subordinated Indenture Securities, consolidate with, merge into or transfer all or substantially all of our assets to any person, provided that:

•	any successor assumes our obligations on the Heritage Bank One 1997 Subordinated Indenture Securities and under the Heritage Bank One 1997 Subordinated Indenture;

•	after giving effect to the merger, consolidation or transfer, no event of default will have happened and be continuing; and

•	other specified conditions under the Heritage Bank One 1997 Subordinated Indenture are met.

Any consolidation, merger or transfer of all or substantially all of our assets, which meets the conditions described above, would not create any event of default which would entitle holders of the Heritage Bank One 1997 Subordinated Indenture Securities, or the trustee on their behalf, to take any of the actions described under “Defaults and Waivers” above.

The principal terms of the Heritage Bank One 1997 Subordinated Indenture Securities issued and outstanding on the date of this prospectus are set forth below. Interest on each series listed below accrues at the annual rate indicated in the title of the series and is payable semiannually in arrears on the indicated payment dates to the holders on the preceding record date. The Heritage Bank One 1997 Subordinated Indenture Securities listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

8% Subordinated Debentures Due 2027

•	Principal amount of series: $500,000,000

•	Maturity date: April 29, 2027

•	Interest payment dates: April 29 and October 29

•	Record dates: April 14 and October 14

•	Issuance date: April 29, 1997

9 7/8% Subordinated Notes Due 2019

•	Principal amount of series: $145,827,000

•	Maturity date: March 1, 2019

•	Interest payment dates: March 1 and September 1

•	Record dates: February 15 and August 15

•	Issuance date: March 25, 1998

7 7/8% Subordinated Notes Due 2010

•	Principal amount of series: $1,000,000,000

•	Maturity date: August 1, 2010

•	Interest payment dates: February 1 and August 1

•	Record dates: January 15 and July 15

•	Issuance date: August 2, 2000

5.9% Subordinated Notes Due 2011

•	Principal amount of series: $750,000,000

•	Maturity date: November 15, 2011

•	Interest payment dates: May 15 and November 15

•	Record dates: May 1 and November 1

•	Issuance date: November 20, 2001

5.25% Subordinated Notes Due 2013

•	Principal amount of series: $700,000,000

•	Maturity date: January 30, 2013

•	Interest payment dates: January 30 and July 30

•	Record dates: January 15 and July 15

•	Issuance date: October 24, 2002

4.9% Subordinated Notes Due 2015

•	Principal amount of series: $350,000,000

•	Maturity date: April 30, 2015

•	Interest payment dates: April 30 and October 30

•	Record dates: April 15 and October 15

•	Issuance date: April 14, 2003

Heritage Bank One 1997 Subordinated Indenture Medium-Term Notes, Series A

The only series of Heritage Bank One 1997 Subordinated Indenture Medium-Term Notes Series A issued and outstanding as of the date of this prospectus is $350,000,000 in initial aggregate principal amount of Heritage Bank One 1997 Subordinated Indenture Medium-Term Notes, Series A, originally issued by Heritage Bank One under the Heritage Bank One 1997 Subordinated Indenture. These notes bear interest at an annual rate of 6% and will mature on February 17, 2009. They are not subject to a sinking fund and are not subject to redemption prior to maturity.

Heritage Bank One 1995 Subordinated Indenture Securities

The Heritage Bank One 1995 Subordinated Indenture Securities are our direct, unsecured general obligations, and are subject to acceleration only upon our bankruptcy, insolvency or reorganization.

Subordination. The Heritage Bank One 1995 Subordinated Indenture Securities are subordinate and junior in right of payment as provided below.

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the payment of the principal of, and any premium and interest on, the Heritage Bank One 1995 Subordinated Indenture Securities is subordinated in right of payment, to the extent provided in the Heritage Bank One 1995 Subordinated Indenture, to the prior payment in full of all of our senior indebtedness (as defined below with respect to Heritage Bank One 1995 Subordinated Indenture Securities).

In certain events of our bankruptcy or insolvency, the payment of the principal of, or any premium and interest on, the Heritage Bank One 1995 Subordinated Indenture Securities will, to the extent provided in the Heritage Bank One 1995 Subordinated Indenture, also be effectively subordinated in right of payment to the prior payment in full of all of our general obligations (as defined below with respect to Heritage Bank One 1995 Subordinated Indenture Securities).

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the holders of our senior indebtedness will first be entitled to receive payment in full of all amounts due or to become due before the holders of the Heritage Bank One 1995 Subordinated Indenture Securities will be entitled to receive any payment in respect of the principal of, or any premium or interest on, the Heritage Bank One 1995 Subordinated Indenture Securities.

If after any such payment or distribution of assets to the holders of our senior indebtedness there remain any excess proceeds such as cash, property or securities available for payment or distribution to the Heritage Bank One 1995 Subordinated Indenture Securities and if, at that time, any creditors in respect of our general obligations have not received payment in full of all amounts due or to become due on or in respect of these general obligations, then these excess proceeds will first be applied to pay or provide for the payment in full of our general obligations before any payment or distribution may be made to the holders of Heritage Bank One 1995 Subordinated Indenture Securities.

No payment may be made of the principal of, any premium or interest on the Heritage Bank One 1995 Subordinated Indenture Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Heritage Bank One 1995 Subordinated Indenture Securities, at any time when there is (i) a default in the payment of the principal of, or any premium or interest on, or otherwise in respect of our senior indebtedness, or (ii) any event of default permitting acceleration of our senior indebtedness.

The term “senior indebtedness” as used in this section means the principal of, any premium and interest on (i) all of our indebtedness for money borrowed (other than (A) the Heritage Bank One 1995 Subordinated Indenture Securities, (B) existing subordinated indebtedness (as defined below with respect to Heritage Bank One 1995 Subordinated Indenture Securities), (C) the Company Subordinated Securities; (D) the Heritage Chase Subordinated Securities; and (E) the Heritage JPM Subordinated Securities), whether outstanding on the date of execution of the Heritage Bank One 1995 Subordinated Indenture or created, assumed or incurred afterward, except indebtedness that is by its terms expressly stated to be not superior in right of payment to, or to rank on a parity with, the Heritage Bank One 1995 Subordinated Indenture Securities or the other securities referred to in clauses (A) through (E) above; and (ii) any deferrals, renewals or extensions of any such senior indebtedness. The term “indebtedness for money borrowed” as used above includes, without limitation, any obligation of ours, or any obligation guaranteed by, us for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligations for the payment of the purchase price of property or assets. The Heritage Bank One 1995 Subordinated Indenture Securities will rank on a parity with the securities referred to in clauses (i)(A) through (i)(E) above.

The term “existing subordinated indebtedness” as used in this section means our following subordinated debt obligations: (i) the 9 7/8% Subordinated Notes due March 1, 2009, (ii) the 10% Subordinated Notes due August 15, 2010, (iii) the 6 3/8% Subordinated Notes due January 30, 2009, (iv) the 8% Subordinated Notes due April 29, 2027, (v) the 9 7/8% Subordinated Notes due March 1, 2019, (vi) the Medium-Term Notes—Series A Subordinated, (vii) the 7 7/8% Subordinated Notes due August 1, 2010, (viii) the 5.9% Subordinated Notes due November 15, 2011, (ix) the 5.25% Subordinated Notes due January 30, 2013, and (x) the 4.9% Subordinated Notes due April 30, 2015.

The term “general obligations” as used in this section with respect to the Heritage Bank One 1995 Subordinated Indenture Securities means all of our obligations to make payment on account of claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than:

•	obligations on account of senior indebtedness,

•	obligations on account of indebtedness for money borrowed ranking on a parity with or subordinate to the Heritage Bank One 1995 Subordinated Indenture Securities, and

•

obligations which by their terms are expressly stated not to be superior in right of payment to the Heritage Bank One 1995 Subordinated Indenture Securities or to rank on parity with the Heritage Bank One 1995 Subordinated Indenture Securities.

In the event that any rule, guideline or interpretation promulgated or issued by the Federal Reserve Board, or other competent regulatory agency or authority, specifies criteria for the inclusion in regulatory capital of subordinated debt of a bank holding company requiring that subordinated debt be subordinated to obligations to creditors in addition to those described above, then the term “general obligations” will also include such additional obligations to creditors. For purposes of this definition, “claim” has the meaning assigned in Section 101(4) of the Bankruptcy Code of 1978, as amended to the date of the Heritage Bank One 1995 Subordinated Indenture.

The amount of outstanding senior indebtedness for purposes of the Heritage Bank One 1995 Subordinated Indenture Securities is the same as the outstanding amount of Company Senior Indebtedness described under “Description of Company Debt Securities—Company Subordinated Securities” above. In addition, for information regarding the relationship among the subordination provisions governing our various series of subordinated Debt Securities, see “Relationship Among Subordination Provisions” below.

Defaults and Waivers. An event of default with respect to Heritage Bank One 1995 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1995 Subordinated Indenture as certain events involving our bankruptcy and any other event of default provided with respect to the Heritage Bank One 1995 Subordinated Indenture Securities of that series. A default with respect to the Heritage Bank One 1995 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1995 Subordinated Indenture as:

•	an event of default with respect to the series;

•	default in the payment of the principal of or any premium on any Heritage Bank One 1995 Subordinated Indenture Securities of the series when due;

•	default in the payment of interest upon any Heritage Bank One 1995 Subordinated Indenture Securities of the series when due and the continuance of the default for a period of 30 days;

•

default in the performance of any other covenant or agreement of ours in the Heritage Bank One 1995 Subordinated Indenture with respect to Heritage Bank One 1995 Subordinated Indenture Securities of the series and continuance of the default for 90 days after written notice; or

•	any other default provided with respect to Heritage Bank One 1995 Subordinated Indenture Securities of the series.

If an event of default with respect to any series of outstanding Heritage Bank One 1995 Subordinated Indenture Securities occurs and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Heritage Bank One 1995 Subordinated Indenture Securities of that series may declare the principal amount of all Heritage Bank One 1995 Subordinated Indenture Securities of that series to be immediately due and payable. The holders of a majority in aggregate principal amount of the Heritage Bank One 1995 Subordinated Indenture Securities of any series outstanding may waive an event of default resulting in acceleration of those Heritage Bank One 1995 Subordinated Indenture Securities, but only if all defaults have been remedied and all payments due, other than those due as a result of acceleration, have been made.

If a default occurs and is continuing, the trustee may in its discretion proceed to protect the rights of the holders of the Heritage Bank One 1995 Subordinated Indenture Securities of an affected series. The trustee must proceed to protect those rights if requested in writing by holders of not less than a majority in aggregate principal amount of any series and if it is given reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with the request and subject to certain other conditions described in the Heritage Bank

One 1995 Subordinated Indenture Securities. Prior to acceleration of maturity of the Heritage Bank One 1995 Subordinated Indenture Securities of any outstanding series, the holders of a majority in aggregate principal amount of the Heritage Bank One 1995 Subordinated Indenture Securities may waive any past default under the Heritage Bank One 1995 Subordinated Indenture except a default (i) in the payment of the principal of, or any premium or interest on, any of the Heritage Bank One 1995 Subordinated Indenture Securities of that series and (ii) in respect of a covenant or provision of the Heritage Bank One 1995 Subordinated Indenture which cannot be modified or amended without the consent of the holder of each outstanding Heritage Bank One 1995 Subordinated Indenture Securities of the series affected.

The Heritage Bank One 1995 Subordinated Indenture provides that in the event of a default in payment of principal of, any premium or interest on any Heritage Bank One 1995 Subordinated Indenture Securities of any series, we will, upon demand of the trustee, pay to it, for the benefit of the holder of that Heritage Bank One 1995 Subordinated Indenture Security, the whole amount then due and payable on that Heritage Bank One 1995 Subordinated Indenture Security for principal, any premium and interest. The Heritage Bank One 1995 Subordinated Indenture further provides that if we fail to pay the amount promptly upon demand, the trustee may, among other things, institute a judicial proceeding for collection.

The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1995 Subordinated Indenture Securities of any series may direct the time, method and place of conducting any proceedings for any remedy available to the trustee for such Heritage Bank One 1995 Subordinated Indenture Securities or exercising any trust or power conferred on it with respect to the Heritage Bank One 1995 Subordinated Indenture Securities of these series. However, the trustee may refuse to follow any direction that conflicts with law or the Heritage Bank One 1995 Subordinated Indenture under which it serves, which would be unjustly prejudicial to holders not joining in the proceeding or which would involve the trustee in personal liability.

The Heritage Bank One 1995 Subordinated Indenture provides that the trustee will, within 90 days after the occurrence of a default with respect to any series of Heritage Bank One 1995 Subordinated Indenture Securities known to it, give to the holders of Heritage Bank One 1995 Subordinated Indenture Securities of the affected series notice of the default if not cured or waived. However, except in the case of a default in the payment of the principal of, and any premium or interest on, any Heritage Bank One 1995 Subordinated Indenture Securities of these series, the trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of the holders of the affected Heritage Bank One 1995 Subordinated Indenture Securities. The trustee is required to withhold notice of a default in the performance of any covenant of ours in the Heritage Bank One 1995 Subordinated Indenture until at least 60 days after the occurrence thereof.

We are required to file annually with the trustee a written statement of officers as to the existence or non-existence of defaults under the Heritage Bank One 1995 Subordinated Indenture or the Heritage Bank One 1995 Subordinated Indenture Securities.

Modification of the Indenture. The Heritage Bank One 1995 Subordinated Indenture provides that, with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding Heritage Bank One 1995 Subordinated Indenture Securities of each affected series, modifications and alterations of the Heritage Bank One 1995 Subordinated Indenture may be made which affect the rights of the holders of such Heritage Bank One 1995 Subordinated Indenture Securities. However, no such modification or alteration may be made without the consent of the holder of each Heritage Bank One 1995 Subordinated Indenture Security so affected which would, among other things, (i) modify the terms of payment of principal, any premium, or interest on the Heritage Bank One 1995 Subordinated Indenture Securities or (ii) reduce the percentage in principal amount of outstanding Heritage Bank One 1995 Subordinated Indenture Securities required to modify or alter the Heritage Bank One 1995 Subordinated Indenture.

The Heritage Bank One 1995 Subordinated Indenture also permits us and the trustee to amend the Heritage Bank One 1995 Subordinated Indenture in certain circumstances without the consent of the holders of Heritage

Bank One 1995 Subordinated Indenture Securities to evidence our merger or the replacement of the trustee with respect to the Heritage Bank One 1995 Subordinated Indenture Securities or to make other specified changes that are not adverse to the holders of the Heritage Bank One 1995 Subordinated Indenture Securities.

Consolidations, Mergers and Sales of Assets. The Heritage Bank One 1995 Subordinated Indenture provides that we may, without the consent of the holders of any of the outstanding Heritage Bank One 1995 Subordinated Indenture Securities, consolidate with, merge into or transfer all or substantially all of our assets to any person, provided that:

•	any successor assumes our obligations on the Heritage Bank One 1995 Subordinated Indenture Securities and under the Heritage Bank One 1995 Subordinated Indenture;

•	after giving effect to the merger, consolidation or transfer, no event of default will have happened and be continuing; and

•	other specified conditions under the Heritage Bank One 1995 Subordinated Indenture are met.

Any consolidation, merger or transfer of all or substantially all of our assets, which meets the conditions described above, would not create any event of default which would entitle holders of the Heritage Bank One 1995 Subordinated Indenture Securities, or the trustee on their behalf, to take any of the actions described under “Defaults and Waivers” above.

The principal terms of the Heritage Bank One 1995 Indenture Securities issued and outstanding on the date of this prospectus are set forth below. Interest on each series listed below accrues at the annual rate indicated in the title of the series and is payable semiannually in arrears on the indicated payment dates to the holders on the preceding record date. The Heritage Bank One 1995 Indenture Securities listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

7 5/8% Subordinated Debentures Due 2026

•	Principal amount of series: $500,000,000

•	Maturity date: October 15, 2026

•	Interest payment dates: April 15 and October 15

•	Record dates: April 1 and October 1

•	Issuance date: October 29, 1996

7 3/4% Subordinated Debentures Due 2025

•	Principal amount of series: $300,000,000

•	Maturity date: July 15, 2025

•	Interest payment dates: January 15 and July 15

•	Record dates: January 1 and July 1

•	Issuance date: July 25, 1995

Heritage Bank One 1987 Subordinated Indenture Securities

The Heritage Bank One 1987 Subordinated Indenture Securities are our direct, unsecured general obligations, and are subject to acceleration only upon our bankruptcy, insolvency or reorganization.

Subordination. The Heritage Bank One 1987 Subordinated Indenture Securities are subordinate and junior in right of payment as provided below.

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the payment of the principal of, and any premium and interest on, the Heritage Bank One 1987 Subordinated Indenture Securities is subordinated in right of payment, to the extent provided in the Heritage Bank One 1987 Subordinated Indenture, to the prior payment in full of all of our senior indebtedness (as defined below with respect to Heritage Bank One 1987 Subordinated Indenture Securities).

In certain events of our bankruptcy or insolvency, the payment of the principal of, and any premium and interest on, the Heritage Bank One 1987 Subordinated Indenture Securities will, to the extent provided in the Heritage Bank One 1987 Subordinated Indenture, also be effectively subordinated in right of payment to the prior payment in full of all of our general obligations (as defined below with respect to Heritage Bank One 1987 Subordinated Indenture Securities).

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the holders of our senior indebtedness will first be entitled to receive payment in full of all amounts due or to become due before the holders of the Heritage Bank One 1987 Subordinated Indenture Securities will be entitled to receive any payment in respect of the principal of, or any premium or interest on, the Heritage Bank One 1987 Subordinated Indenture Securities.

If after any such payment or distribution of assets to the holders of our senior indebtedness there remain any excess proceeds such as cash, property or securities available for payment or distribution to the Heritage Bank One 1987 Subordinated Indenture Securities and if, at that time, any creditors in respect of our general obligations have not received payment in full of all amounts due or to become due on or in respect of these general obligations, then these excess proceeds will first be applied to pay or provide for the payment in full of our general obligations before any payment or distribution may be made to the Heritage Bank One 1987 Subordinated Indenture Securities.

No payment may be made of the principal of, any premium or interest on the Heritage Bank One 1987 Subordinated Indenture Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Heritage Bank One 1987 Subordinated Indenture Securities, at any time when there is (i) a default in the payment of the principal of, or any premium or interest on, or otherwise in respect of our senior indebtedness, or (ii) any event of default permitting acceleration of our senior indebtedness.

The term “senior indebtedness” as used in this section means the principal of, any premium and interest on (i) all of our indebtedness for money borrowed (other than (A) the Heritage Bank One 1987 Subordinated Indenture Securities, (B) existing subordinated indebtedness (as defined below with respect to Heritage Bank One 1987 Subordinated Indenture Securities), (C) the Company Subordinated Securities; (D) the Heritage Chase Subordinated Securities; and (E) the Heritage JPM Subordinated Securities), whether outstanding on the date of execution of the Heritage Bank One 1987 Subordinated Indenture or created, assumed or incurred afterward, except indebtedness that is by its terms expressly stated to be not superior in right of payment to, or to rank on a parity with, the Heritage Bank One 1987 Subordinated Indenture Securities or the other securities referred to in clauses (A) through (E) above; and (ii) any deferrals, renewals or extensions of any such senior indebtedness. The term “indebtedness for money borrowed” as used above includes, without limitation, any obligation of ours, or any obligation guaranteed by, us for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligations for the payment of the purchase price of property or assets. The Heritage Bank One 1987 Subordinated Indenture Securities will rank on a parity with the securities referred to in clauses (i)(A) through (i)(E) above.

The term “existing subordinated indebtedness” as used in this section means our following subordinated debt obligations: (i) the 9 7/8% Subordinated Notes due March 1, 2009, (ii) the 10% Subordinated Notes due August 15, 2010, (iii) the 7 3/4% Subordinated Notes due July 15, 2025, (iv) the 7 5/8% Subordinated Notes due

October 15, 2026, (v) the 8% Subordinated Notes due April 29, 2027, (vi) the 9 7/ 8% Subordinated Notes due March 1, 2019, (vii) the Medium-Term Notes—Series A Subordinated, (viii) the 7 7/ 8% Subordinated Notes due August 1, 2010, (ix) the 5.9% Subordinated Notes due November 15, 2011, (x) the 5.25% Subordinated Notes due January 30, 2013, and (xi) the 4.9% Subordinated Notes due April 30, 2015.

The term “general obligations” as used in this section with respect to the Heritage Bank One 1987 Subordinated Indenture Securities means all of our obligations to make payment on account of claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than:

•	obligations on account of senior indebtedness,

•	obligations on account of indebtedness for money borrowed ranking on a parity with or subordinate to the Heritage Bank One 1987 Subordinated Indenture Securities, and

•

obligations which by their terms are expressly stated not to be superior in right of payment to the Heritage Bank One 1987 Subordinated Indenture Securities or to rank on parity with the Heritage Bank One 1987 Subordinated Indenture Securities.

In the event that any rule, guideline or interpretation promulgated or issued by the Federal Reserve Board, or other competent regulatory agency or authority, specifies criteria for the inclusion in regulatory capital of subordinated debt of a bank holding company requiring that subordinated debt be subordinated to obligations to creditors in addition to those described above, then the term “general obligations” will also include such additional obligations to creditors. For purposes of this definition, “claim” has the meaning assigned in Section 101(4) of the Bankruptcy Code of 1978, as amended to the date of the Heritage Bank One 1987 Subordinated Indenture.

The amount of outstanding senior indebtedness for purposes of the Heritage Bank One 1987 Subordinated Indenture Securities is the same as the outstanding amount of Company Senior Indebtedness described under “Description of Company Debt Securities—Company Subordinated Securities” above. In addition, for information regarding the relationship among the subordination provisions governing our various series of subordinated Debt Securities, see “Relationship Among Subordination Provisions” below.

Defaults and Waivers. An event of default with respect to Heritage Bank One 1987 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1987 Subordinated Indenture as certain events involving our bankruptcy and any other event of default provided with respect to the Heritage Bank One 1987 Subordinated Indenture Securities of that series. A default with respect to the Heritage Bank One 1987 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1987 Subordinated Indenture as:

•	an event of default with respect to the series;

•	default in the payment of the principal of or any premium on any Heritage Bank One 1987 Subordinated Indenture Securities of the series when due;

•	default in the payment of interest upon any Heritage Bank One 1987 Subordinated Indenture Securities of the series when due and the continuance of the default for a period of 30 days;

•

default in the performance of any other covenant or agreement of ours in the Heritage Bank One 1987 Subordinated Indenture with respect to Heritage Bank One 1987 Subordinated Indenture Securities of the series and continuance of the default for 90 days after written notice; or

•	any other default provided with respect to Heritage Bank One 1987 Subordinated Indenture Securities of the series.

If an event of default with respect to any series of outstanding Heritage Bank One 1987 Subordinated Indenture Securities occurs and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Heritage Bank One 1987 Subordinated Indenture Securities of that series may declare the principal amount of all Heritage Bank One 1987 Subordinated Indenture Securities of that series to be immediately due and payable. The holders of a majority in aggregate principal amount of the Heritage Bank One 1987 Subordinated Indenture Securities of any series outstanding may waive an event of default resulting in acceleration of those Heritage Bank One 1987 Subordinated Indenture Securities, but only if all defaults have been remedied and all payments due, other than those due as a result of acceleration, have been made.

If a default occurs and is continuing, the trustee may in its discretion proceed to protect the rights of the holders of the Heritage Bank One 1987 Subordinated Indenture Securities of an affected series. The trustee must proceed to protect those rights if requested in writing by holders of not less than a majority in aggregate principal amount of any series and if it is given reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with the request and subject to certain other conditions described in the Heritage Bank One 1987 Subordinated Indenture Securities. Prior to acceleration of maturity of the Heritage Bank One 1987 Subordinated Indenture Securities of any outstanding series, the holders of a majority in aggregate principal amount of the Heritage Bank One 1987 Subordinated Indenture Securities may waive any past default under the Heritage Bank One 1987 Subordinated Indenture except a default (i) in the payment of the principal of, or any premium or interest on, any of the Heritage Bank One 1987 Subordinated Indenture Securities of that series and (ii) in respect of a covenant or provision of the Heritage Bank One 1987 Subordinated Indenture which cannot be modified or amended without the consent of the holder of each outstanding Heritage Bank One 1987 Subordinated Indenture Securities of the series affected.

The Heritage Bank One 1987 Subordinated Indenture provides that in the event of a default in payment of principal of, any premium or interest on any Heritage Bank One 1987 Subordinated Indenture Securities of any series, we will, upon demand of the trustee, pay to it, for the benefit of the holder of that Heritage Bank One 1987 Subordinated Indenture Security, the whole amount then due and payable on that Heritage Bank One 1987 Subordinated Indenture Security for principal, any premium and interest. The Heritage Bank One 1987 Subordinated Indenture further provides that if we fail to pay the amount promptly upon demand, the trustee may, among other things, institute a judicial proceeding for collection.

The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1987 Subordinated Indenture Securities of any series may direct the time, method and place of conducting any proceedings for any remedy available to the trustee for such Heritage Bank One 1987 Subordinated Indenture Securities or exercising any trust or power conferred on it with respect to the Heritage Bank One 1987 Subordinated Indenture Securities of these series. However, the trustee may refuse to follow any direction that conflicts with law or the Heritage Bank One 1987 Subordinated Indenture under which it serves, which would be unjustly prejudicial to holders not joining in the proceeding or which would involve the trustee in personal liability.

The Heritage Bank One 1987 Subordinated Indenture provides that the trustee will, within 90 days after the occurrence of a default with respect to any series of Heritage Bank One 1987 Subordinated Indenture Securities known to it, give to the holders of Heritage Bank One 1987 Subordinated Indenture Securities of the affected series notice of the default if not cured or waived. However, except in the case of a default in the payment of the principal of, or any premium or interest on, any Heritage Bank One 1987 Subordinated Indenture Securities of these series, the trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of the holders of the affected Heritage Bank One 1987 Subordinated Indenture Securities. The trustee is required to withhold notice of a default in the performance of any covenant of ours in the Heritage Bank One 1987 Subordinated Indenture until at least 30 days after the occurrence thereof.

We are required to file annually with the trustee a written statement of officers as to the existence or non-existence of defaults under the Heritage Bank One 1987 Subordinated Indenture or the Heritage Bank One 1987 Subordinated Indenture Securities.

Modification of the Indenture. The Heritage Bank One 1987 Subordinated Indenture provides that, with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding Heritage Bank

One 1987 Subordinated Indenture Securities of each affected series, modifications and alterations of the Heritage Bank One 1987 Subordinated Indenture may be made which affect the rights of the holders of such Heritage Bank One 1987 Subordinated Indenture Securities. However, no such modification or alteration may be made without the consent of the holder of each Heritage Bank One 1987 Subordinated Indenture Security so affected which would, among other things, (i) modify the terms of payment of principal, any premium, or interest on the Heritage Bank One 1987 Subordinated Indenture Securities or (ii) reduce the percentage in principal amount of outstanding Heritage Bank One 1987 Subordinated Indenture Securities required to modify or alter the Heritage Bank One 1987 Subordinated Indenture.

The Heritage Bank One 1987 Subordinated Indenture also permits us and the trustee to amend the Heritage Bank One 1987 Subordinated Indenture in certain circumstances without the consent of the holders of Heritage Bank One 1987 Subordinated Indenture Securities to evidence our merger or the replacement of the trustee with respect to the Heritage Bank One 1987 Subordinated Indenture Securities or to make other specified changes that are not adverse to the holders of the Heritage Bank One 1987 Subordinated Indenture Securities.

Consolidations, Mergers and Sales of Assets. The Heritage Bank One 1987 Subordinated Indenture provides that we may, without the consent of the holders of any of the outstanding Heritage Bank One 1987 Subordinated Indenture Securities, consolidate with, merge into or transfer all or substantially all of our assets to any person, provided that:

•	any successor assumes our obligations on the Heritage Bank One 1987 Subordinated Indenture Securities and under the Heritage Bank One 1987 Subordinated Indenture;

•	after giving effect to the merger, consolidation or transfer, no event of default will have happened and be continuing; and

•	other specified conditions under the Heritage Bank One 1987 Subordinated Indenture are met.

Any consolidation, merger or transfer of all or substantially all of our assets, which meets the conditions described above, would not create any event of default which would entitle holders of the Heritage Bank One 1987 Subordinated Indenture Securities, or the trustee on their behalf, to take any of the actions described under “Defaults and Waivers” above.

The principal terms of the Heritage Bank One 1987 Subordinated Indentures Securities issued and outstanding as of the date of this prospectus are set forth below.

6 3/8% Subordinated Notes Due January 30, 2009

The only series of Heritage Bank One 1987 Subordinated Indenture Securities issued and outstanding as of the date of this prospectus is $200,000,000 in initial aggregate principal amount of 6 3/8% Subordinated Notes Due January 30, 2009. These notes were issued on January 26, 1994 and will mature on January 30, 2009. Interest on these notes accrues at the annual rate of 6 3/8 % and is payable semi-annually in arrears on January 30 and July 30 to the holders of record January 15 and July 15. They are not subject to a sinking fund and are not subject to redemption prior to maturity.

Heritage Bank One 1990 Subordinated Indenture Securities

The Heritage Bank One 1990 Subordinated Indenture Securities are our direct, unsecured general obligations, and are subject to acceleration only upon our bankruptcy, insolvency or reorganization.

Limitations on Liens on Voting Stock of Bank Affiliates. The Heritage Bank One 1990 Subordinated Indenture provides that except as provided below, we will not create or suffer to exist any mortgage, pledge encumbrance, lien, charge or security interest (collectively, as used in this paragraph, a “mortgage”), as security for indebtedness for borrowed money, upon any shares of, or securities convertible into, or options, warrants or rights to subscribe for or to purchase shares of, voting stock of any of our chartered banks (as used in this paragraph, a “Bank Affiliate”) (or of any subsidiary or other entity owning voting stock of any Bank Affiliate)

owned by us, directly or indirectly, without effectively providing that the Heritage Bank One 1990 Subordinated Indenture Securities will be secured equally and ratably with (or prior to) such indebtedness secured by such mortgage (subject to the subordination provisions described below). This prohibition, however, does not apply to:

•

any mortgage created, assumed, incurred or suffered to be created on these shares of voting stock (or these convertible securities, options, warrants or rights) to secure our indebtedness for borrowed money as all or part of the purchase price of these shares of voting stock (or these convertible securities, options, warrants or rights), or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof; or

•

any mortgage existing at the time of acquisition of these shares of voting stock (or these convertible securities, options, warrants or rights) by us (whether or not the obligations so secured are assumed by us ); or

•

any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the previous two bullet points; provided however, that the principal amount of any and all other obligations and indebtedness so secured shall not exceed the principal amount thereof so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the voting stock (or any such convertible securities, options. warrants or rights) which was subject to the mortgage so extended, renewed or replaced.

Restrictions on Certain Dispositions of Principal Bank Affiliates. The Heritage Bank One 1990 Subordinated Indenture provides that so long as any of the Heritage Bank One 1990 Subordinated Indenture Securities will be outstanding, we will not (1) issue, sell or otherwise dispose of any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, voting stock of any Bank Affiliate (as defined above) which constitutes 20% or more of our consolidated total assets (collectively, as used in this paragraph, a “Principal Bank Affiliate”) (or of any subsidiary or other entity owning voting stock of any Principal Bank Affiliate), (2) permit the merger or consolidation of any Principal Bank Affiliate (or of any subsidiary or other entity owning voting stock of any Principal Bank Affiliate) with or into any other corporation or (3) permit the sale or other disposition of all or substantially all of the assets of any Principal Bank Affiliate unless, after giving effect to any such transaction (specified in clause (1), (2) or (3) above) and the issuance of the maximum number of shares of voting stock issuable upon the conversion or exercise of all such convertible securities, options, warrants or rights, we would own, directly or through one or more wholly-owned subsidiaries, more than 80% of the shares of the voting stock of such Principal Bank Affiliate, its successor by merger or consolidation or the person or entity that acquires all or substantially all its assets. However, the foregoing does not prohibit any such issuance, sale or disposition of shares or securities, any such merger or consolidation or any such sale or disposition of assets:

•	if required by law or any regulation or order of any governmental authority;

•

if required as a condition imposed by any law or any regulation or order of any governmental authority to the acquisition by us, directly or indirectly, of any other corporation or entity, if thereafter, (x) we would own directly or through one or more wholly-owned subsidiaries more than 80% of the voting stock of such other corporation or entity, and (y) the consolidated assets of the corporation or entity being acquired would be at least equal to 80% of the consolidated assets of the Principal Bank Affiliate being disposed of; or

•

(x) if the proceeds of any such sale or disposition are invested within 180 days after such sale or disposition in any one or more Bank Affiliates (including any previously existing Bank Affiliate or any other corporation which upon such investment becomes a Bank Affiliate), or (y) if within 180 days after such sale or disposition we have entered into an agreement to invest such proceeds in any one or more Bank Affiliates (including any previously existing Bank Affiliate or any other corporation which upon such investment would become a Bank Affiliate), but such investment has not been made because all regulatory or other approvals have not been obtained but are in the process of being obtained, and if, in each case, the consolidated assets of the Bank Affiliate(s) acquired or to be acquired or invested in (including any one or more corporations which upon such investment would become Bank Affiliates) would be at least equal to 80% of the consolidated assets of such Principal Bank Affiliate; provided, however, that if we make a subsequent acquisition as described in this paragraph using our common stock and preferred stock, with a fair market value at least equal to the proceeds of any sale or disposition of a Principal Bank Affiliate, we will not also be required to invest the proceeds of any sale or disposition as otherwise required by this paragraph; provided further, that we, for the purpose of satisfying this covenant, may only issue preferred shares in a subsequent acquisition in an amount needed to replace any preferred stock of the acquired company and on substantially the same terms.

Subordination. The Heritage Bank One 1990 Subordinated Indenture Securities are subordinate and junior in right of payment as provided below.

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the payment of the principal of, or any premium and interest on, the Heritage Bank One 1990 Subordinated Indenture Securities is subordinated in right of payment, to the extent provided in the Heritage Bank One 1990 Subordinated Indenture, to the prior payment in full of all of our senior indebtedness (as defined below with respect to Heritage Bank One 1990 Subordinated Indenture Securities).

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the holders of our senior indebtedness will first be entitled to receive payment in full of all amounts due or to become due before the holders of the Heritage Bank One 1990 Subordinated Indenture Securities will be entitled to receive any payment in respect of the principal of, or any premium or interest on, the Heritage Bank One 1990 Subordinated Indenture Securities.

No payment may be made of the principal of or interest on the Heritage Bank One 1990 Subordinated Indenture Securities, at any time when there is a default in the payment of the principal of, or any premium or interest on, any of our senior indebtedness or any event default permitting acceleration of any of our senior indebtedness.

The term “senior indebtedness” as used in this section with respect to Heritage Bank One 1990 Subordinated Indenture Securities means the principal of (and premium, if any) and interest on: (i) all our indebtedness for money borrowed, whether outstanding on the date of execution of this Heritage Bank One 1990 Subordinated Indenture or thereafter created, assumed or incurred, except (A) the Heritage Bank One 1990 Subordinated Indenture Securities (B) the Company Subordinated Securities; (C) the Heritage Chase Subordinated Securities; (D) the Heritage JPM Subordinated Securities; (E) the Outstanding Bank One Subordinated Securities (as defined below with respect to Heritage Bank One 1990 Subordinated Indenture Securities) and (F) such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Heritage Bank One 1990 Subordinated Indenture Securities or to rank on a parity with the Heritage Bank One 1990 Subordinated Indenture Securities or the other securities referred to in clauses (A) through (E) above; and (ii) any deferrals, renewals or extensions of any such senior indebtedness. The term “indebtedness for money borrowed” means any of our obligation, or any obligation guaranteed by us, for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, any capitalized lease obligation and any deferred obligation for payment of the purchase price of any property or assets. The Heritage Bank One 1990 Subordinated Indenture Securities will rank on a parity with the securities referred to in clauses (i)(A) through (i)(E) above.

The term “Outstanding Bank One Subordinated Securities” as used in this section means our following subordinated debt obligations: (i) the 9 7/8% Subordinated Notes due March 1, 2009, (ii) the 6 3/8% Subordinated Notes due January 30, 2009, (iii) the 7 3/4 Subordinated Notes due July 15, 2025, (iv) the 7 5/8% Subordinated Notes due October 15, 2026, (v) the 8% Subordinated Notes due April 29, 2027, (vi) the 9 7/8% Subordinated Notes due March 1, 2019, (vii) the Medium-Term Notes—Series A Subordinated, (viii) the 7 7/8% Subordinated Notes due August 1, 2010, (ix) the 5.9% Subordinated Notes due November 15, 2011, (x) the 5.25% Subordinated Notes due January 30, 2013, and (xi) the 4.9% Subordinated Notes due April 30, 2015.

The amount of outstanding senior indebtedness for purposes of the Heritage Bank One 1990 Subordinated Indenture Securities is the same as the outstanding amount of Company Senior Indebtedness described under “Description of Company Debt Securities—Company Subordinated Securities” above. In addition, for information regarding the relationship among the subordination provisions governing our various series of subordinated Heritage Bank One 1990 Subordinated Indenture Securities, see “Relationship Among Subordination Provisions” below.

Defaults and Waivers. An event of default with respect to Heritage Bank One 1990 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1990 Subordinated Indenture as certain events involving our bankruptcy, insolvency or reorganization. A default with respect to Heritage Bank One 1990 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1990 Subordinated Indenture as:

•	any event of default with respect to the series;

•	default in the payment of the principal of or any premium on any Heritage Bank One 1990 Subordinated Indenture Security of that series at maturity;

•	default in the payment of interest upon any Heritage Bank One 1990 Subordinated Indenture Security of that series when due and the continuance of the default for a period of 30 days;

•

default in the performance of any other covenant or warranty of ours in the Heritage Bank One 1990 Subordinated Indenture (other than a covenant or agreement included in the Heritage Bank One 1990 Subordinated Indenture solely for the benefit of a series of Heritage Bank One 1990 Subordinated Indenture Securities other than that series) and continuance of the default for 60 days after written notice;

•

default in payment of any portion of any principal of any indebtedness for money borrowed by us or any subsidiary (including a default with respect to Heritage Bank One 1990 Subordinated Indenture Securities of any series) after the expiration of any applicable grace period with respect thereto or acceleration of any such indebtedness under the terms of the instrument under which such indebtedness is issued or secured, in any individual instance in excess of $5,000,000 or in the aggregate (including any other indebtedness subject to cross-default with respect to such nonpayment or cross-acceleration as a result of such default or acceleration) in excess of $12,500,000, if such default is not cured or such acceleration is not annulled within 10 days after written notice; and

•	any other default provided with respect to Heritage Bank One 1990 Subordinated Indenture Securities of the series.

If an event of default with respect to any series of Heritage Bank One 1990 Subordinated Indenture Securities occurs and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Heritage Bank One 1990 Subordinated Indenture Securities of these series may declare the principal amount of all Heritage Bank One 1990 Subordinated Indenture Securities of that series to be immediately due and payable. The holders of a majority in aggregate principal amount of the Heritage Bank One 1990 Subordinated Indenture Securities of any series outstanding may waive an event of default resulting in acceleration of those Heritage Bank One 1990 Subordinated Indenture Securities, but only if all defaults have been remedied and all payments due, other than those due as a result of acceleration, have been made.

If a default occurs and is continuing, the trustee may in its discretion proceed to protect the rights of the holders of the Heritage Bank One 1990 Subordinated Indenture Securities of an affected series. The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1990 Subordinated Indenture Securities of any affected series may, on behalf of all holders of the Heritage Bank One 1990 Subordinated Indenture Securities of that series, waive any past default, except a default (a) in the payment of principal of ,or any premium or interest on any Heritage Bank One 1990 Subordinated Indenture Security of that series, and (b) in respect of a covenant or provision of the Heritage Bank One 1990 Subordinated Indenture which cannot be modified or amended without the consent of the holder of each outstanding Heritage Bank One 1990 Subordinated Indenture Security of that series.

The Heritage Bank One 1990 Subordinated Indenture provides that in the event of a default in payment of interest continuing for 30 days or of principal of, any premium on any Heritage Bank One 1990 Subordinated Indenture Securities of any series, we will, upon demand of the trustee, pay to it, for the benefit of the holder of that Heritage Bank One 1990 Subordinated Indenture Security, the whole amount then due and payable on that Heritage Bank One 1990 Subordinated Indenture Security for principal, any premium and interest. The Heritage Bank One 1990 Subordinated Indenture further provides that if we fail to pay the amount promptly upon demand, the trustee may, among other things, institute a judicial proceeding for collection.

The Heritage Bank One 1990 Subordinated Indenture contains a provision entitling the trustee, subject to the duty of the trustee during default to act with the required standard of care, to be indemnified by the holders of Heritage Bank One 1990 Subordinated Indenture Securities before proceeding to exercise any right or power under the Heritage Bank One 1990 Subordinated Indenture at the request of these Heritage Bank One 1990 Subordinated Indenture Securities holders.

The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1990 Subordinated Indenture Securities of any series may direct the time, method and place of conducting any proceedings for any remedy available to the trustee for such Heritage Bank One 1990 Subordinated Indenture Securities or exercising any trust or power conferred on it with respect to the Heritage Bank One 1990 Subordinated Indenture Securities of that series. However, the trustee may refuse to follow any direction that conflicts with law or the Heritage Bank One 1990 Subordinated Indenture.

The Heritage Bank One 1990 Subordinated Indenture provides that the trustee will, within 90 days after the occurrence of a default with respect to any series of Heritage Bank One 1990 Subordinated Indenture Securities known to it, give to the holders of Heritage Bank One 1990 Subordinated Indenture Securities of these series notice of the default if not cured or waived. However, except in the case of a default in the payment of the principal of, or any premium or interest on, any Heritage Bank One 1990 Subordinated Indenture Securities of these series, the trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of the holders of these Heritage Bank One 1990 Subordinated Indenture Securities. The trustee is required to withhold notice of a default in the performance of any covenant of ours in the Heritage Bank One 1990 Subordinated Indenture until at least 30 days after the occurrence thereof.

We are required to file annually with the trustee a statement as to the performance by us of certain of our obligations under the Heritage Bank One 1990 Subordinated Indenture and as to the existence or non-existence of defaults in such performance.

Modification of the Indenture. The Heritage Bank One 1990 Subordinated Indenture provides that, with the consent of the holders of not less 66 2/3% in aggregate principal amount of the outstanding Heritage Bank One 1990 Subordinated Indenture Securities of each affected series, modifications and amendment of the Heritage Bank One 1990 Subordinated Indenture may be made which affect the rights of the holders of such Heritage Bank One 1990 Subordinated Indenture Securities. However, no such modification or alteration may be made without the consent of the holder of each Heritage Bank One 1990 Subordinated Indenture Security so affected which would, among other things:

•	modify the terms of payment of principal, any premium, or interest on the Heritage Bank One 1990 Subordinated Indenture Securities;

•	modify the provisions of the Heritage Bank One 1990 Subordinated Indenture with respect to subordination in a manner adverse to the holders; or

•

reduce the percentage in principal amount of outstanding Heritage Bank One 1990 Subordinated Indenture Securities required to modify or alter the Heritage Bank One 1990 Subordinated Indenture or to waive certain provisions of the Heritage Bank One 1990 Subordinated Indenture or certain defaults thereunder and their consequences, or

•	modify any of the above provisions.

The Heritage Bank One 1990 Subordinated Indenture Securities provides that the holders of at least 66 2/3% in aggregate principal amount of the outstanding Heritage Bank One 1990 Subordinated Indenture Securities of any series may, on behalf of the holders of all the Heritage Bank One 1990 Subordinated Indenture Securities of that series, waive compliance by us with certain restrictive provisions of the Heritage Bank One 1990 Subordinated Indenture.

The Heritage Bank One 1990 Subordinated Indenture also permits us and the trustee to amend the Heritage Bank One 1990 Subordinated Indenture in certain circumstances without the consent of the holders of Heritage Bank One 1990 Subordinated Indenture Securities to add covenants and events of default, that evidence a successor to us or the trustee or that make other changes not adverse to the holders of the Heritage Bank One 1990 Subordinated Indenture Securities.

Consolidations, Mergers and Sales of Assets. The Heritage Bank One 1990 Subordinated Indenture provides that we may, without the consent of the holders of any of the outstanding Heritage Bank One 1990 Subordinated Indenture Securities, consolidate with, merge into or transfer all or substantially all our assets to any person, provided that:

•	our successor is a domestic corporation and assumes our obligations on the Heritage Bank One 1990 Subordinated Indenture Securities and under the Heritage Bank One 1990 Subordinated Indenture;

•	after giving effect to the merger, consolidation or transfer, no event of default will have happened and be continuing; and

•	other specified conditions under the Heritage Bank One 1990 Subordinated Indenture are met.

The principal terms of the Heritage Bank One 1990 Subordinated Indentures Securities issued and outstanding as of the date of this prospectus are set forth below.

10% Subordinated Notes Due 2010

The only series of Heritage Bank One 1990 Subordinated Indenture Securities issued and outstanding as of the date of this prospectus is $200,000,000 in initial aggregate principal amount of 10% Subordinated Notes Due 2010. These notes were issued on August 23, 1990 and will mature on August 15, 2010. Interest on these notes accrues at the annual rate 10% and is payable semi-annually in arrears on February 15 and August 15 to the holders of record on February 1 and August 1. They are not subject to a sinking fund and are not subject to redemption prior to maturity.

Heritage Bank One 1989 Subordinated Indenture Securities

The Heritage Bank One 1989 Subordinated Indenture Securities are our direct, unsecured general obligations, and are subject to acceleration upon our bankruptcy, insolvency or reorganization and other events of default as provided under “Default and Waivers” below.

Limitations on Liens on Voting Stock of Bank Affiliates. The Heritage Bank One 1989 Subordinated Indenture provides that except as provided below, we will not create or suffer to exist any mortgage, pledge encumbrance, lien, charge or security interest (collectively, as used in this paragraph, a “mortgage”), as security for indebtedness for borrowed money, upon any shares of, or securities convertible into, or options, warrants or rights to subscribe for or to purchase shares of, voting stock of any of our chartered banks (as used in this paragraph, a “Bank Affiliate”) (or of any subsidiary or other entity owning voting stock of any Bank Affiliate) owned by us, directly or indirectly, without effectively providing that the Heritage Bank One 1989 Subordinated Indenture Securities will be secured equally and ratably with (or prior to) such indebtedness secured by such mortgage (subject to the subordination provisions described below). This prohibition, however, does not apply to:

•

any mortgage created, assumed, incurred or suffered to be created on these shares of voting stock (or these convertible securities, options, warrants or rights) to secure our indebtedness for borrowed money as all or part of the purchase price of these shares of voting stock (or these convertible securities, options, warrants or rights), or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof; or

•

any mortgage existing at the time of acquisition of these shares of voting stock (or these convertible securities, options, warrants or rights) by us (whether or not the obligations so secured are assumed by us ); or

•

any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the previous two bullet points; provided however, that the principal amount of any and all other obligations and indebtedness so secured shall not exceed the principal amount thereof so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the voting stock (or any such convertible securities, options. warrants or rights) which was subject to the mortgage so extended, renewed or replaced.

Restrictions on Certain Dispositions of Principal Bank Affiliates. The Heritage Bank One 1989 Subordinated Indenture provides that so long as any of the Heritage Bank One 1989 Subordinated Indenture Securities will be outstanding, we will not (1) issue, sell or otherwise dispose of any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, voting stock of any Bank Affiliate (as defined above) which constitutes 20% or more of our consolidated total assets (collectively, as used in this paragraph, a “Principal Bank Affiliate) (or of any subsidiary or other entity owning voting stock of any Principal Bank Affiliate), (2) permit the merger or consolidation of any Principal Bank Affiliate (or of any subsidiary or other entity owning voting stock of any Principal Bank Affiliate) with or into any other corporation or (3) permit the sale or other disposition of all or substantially all of the assets of any Principal Bank Affiliate unless, after giving effect to any such transaction (specified in clause (1), (2) or (3) above) and the issuance of the maximum number of shares of voting stock issuable upon the conversion or exercise of all such convertible securities, options, warrants or rights, we would own, directly or through one or more wholly-owned subsidiaries, more than 80% of the shares of the voting stock of such Principal Bank Affiliate, its successor by merger or consolidation or the person or entity that acquires all or substantially all its assets. However, the foregoing does not prohibit any such issuance, sale or disposition of shares or securities, any such merger or consolidation or any such sale or disposition of assets:

•	if required by law or any regulation or order of any governmental authority;

•

if required as a condition imposed by any law or any regulation or order of any governmental authority to the acquisition by us, directly or indirectly, of any other corporation or entity, if thereafter, (x) we would own directly or through one or more wholly-owned subsidiaries more than 80% of the voting stock of such other corporation or entity, and (y) the consolidated assets of the corporation or entity being acquired would be at least equal to 80% of the consolidated assets of the Principal Bank Affiliate being disposed of; or

•

(x) if the proceeds of any such sale or disposition are invested within 180 days after such sale or disposition in any one or more Bank Affiliates (including any previously existing Bank Affiliate or any other corporation which upon such investment becomes a Bank Affiliate), or (y) if within 180 days after such sale or disposition we have entered into an agreement to invest such proceeds in any one or more Bank Affiliates (including any previously existing Bank Affiliate or any other corporation which upon such investment would become a Bank Affiliate), but such investment has not been made because all regulatory or other approvals have not been obtained but are in the process of being obtained, and if, in each case, the consolidated assets of the Bank Affiliate(s) acquired or to be acquired or invested in (including any one or more corporations which upon such investment would become Bank Affiliates) would be at least equal to 80% of the consolidated assets of such Principal Bank Affiliate; provided, however, that if we make a subsequent acquisition as described in this paragraph using our common stock and preferred stock, with a fair market value at least equal to the proceeds of any sale or disposition of a Principal Bank Affiliate, we will not also be required to invest the proceeds of any sale or disposition as otherwise required by this paragraph; provided further, that we, for the purpose of satisfying this covenant, may only issue preferred shares in a subsequent acquisition in an amount needed to replace any preferred stock of the acquired company and on substantially the same terms.

Subordination. The Heritage Bank One 1989 Subordinated Indenture Securities are subordinate and junior in right of payment as provided below.

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the payment of the principal of, and any premium and interest on, Heritage Bank One 1989 Subordinated Indenture Securities is to be subordinated in right of payment, to the extent provided in the Heritage Bank One 1989 Subordinated Indenture, to the prior payment in full of all of our senior indebtedness (as defined below with respect to Heritage Bank One 1989 Subordinated Indenture Securities).

Upon any distribution of our assets due to our dissolution, winding up, liquidation or reorganization, the holders of our senior indebtedness will first be entitled to receive payment in full of all amounts due or to become due before the holders of the Heritage Bank One 1989 Subordinated Indenture Securities will be entitled to receive any payment in respect of the principal of, or any premium or interest on, the Heritage Bank One 1989 Subordinated Indenture Securities.

No payment may be made of the principal of or interest on the Heritage Bank One 1989 Subordinated Indenture Securities, at any time when there is a default in the payment of the principal of, or any premium or interest on, any of our senior indebtedness or any event default permitting acceleration of any of our senior indebtedness.

The term “senior indebtedness” as used in this section with respect to Heritage Bank One 1989 Subordinated Indenture Securities means the principal of (and premium, if any) and interest on: (i) all our indebtedness for money borrowed, whether outstanding on the date of execution of this Heritage Bank One 1989 Subordinated Indenture or thereafter created, assumed or incurred, except (A) the Company Subordinated Securities; (B) the Heritage Chase Indenture Securities; (C) the Heritage JPM Subordinated Securities; (D) the Outstanding Bank One Subordinated Securities (as defined below with respect to Heritage Bank One 1989 Subordinated Indenture Securities); and (E) such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Heritage Bank One 1989 Subordinated Indenture Securities or to rank on a parity with the Heritage Bank One 1989 Subordinated Indenture Securities or the other securities referred to in clauses (A) through (D) above; and (ii) any deferrals, renewals or extensions of any such senior indebtedness. The term “indebtedness for money borrowed” means any of our obligation, or any obligation guaranteed by us, for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, any capitalized lease obligation and any deferred obligation for payment of the purchase price of any property or assets. The Heritage Bank One 1989 Subordinated Indenture Securities will rank on a parity with the securities referred to in clauses (i)(A) through (i)(D) above.

The term “Outstanding Bank One Subordinated Securities” as used in this section means our following subordinated debt obligations (i) the 9 7/8% Subordinated Notes Due March 1, 2009, (ii) the 10% Subordinated Notes due August 15, 2010, (iii) the 6 3/8% Subordinated Notes due January 30, 2009, (iv) the 7 3/4% Subordinated Notes due July 15, 2025, (v) the 7 5/8% Subordinated Notes due October 15, 2026, (vi) the 8% Subordinated Notes due April 29, 2027, (vii) the 9 7/8% Subordinated Notes due March 1, 2019, (viii) the Medium-Term Notes—Series A Subordinated, (ix) the 7 7/8% Subordinated Notes due August 1, 2010, (x) the 5.9% Subordinated Notes due November 15, 2011, (xi) the 5.25% Subordinated Notes due January 30, 2013, and (xii) the 4.9% Subordinated Notes due April 30, 2015.

The amount of outstanding senior indebtedness for purposes of the Heritage Bank One 1989 Subordinated Indenture Securities is the same as the outstanding amount of Company Senior Indebtedness described under

“Description of Company Debt Securities—Company Subordinated Securities” above. In addition, for information regarding the relationship among the subordination provisions governing our various series of subordinated Heritage Bank One 1989 Subordinated Indenture Securities, see “Relationship Among Subordination Provisions” below.

Defaults and Waivers. An event of default with respect to Heritage Bank One 1989 Subordinated Indenture Securities of any series is defined in the Heritage Bank One 1989 Subordinated Indenture as:

•	default in the payment of the principal of any Heritage Bank One 1989 Subordinated Indenture Security when due;

•	default in the payment of interest upon any Heritage Bank One 1989 Subordinated Indenture Security when due and the continuance of the default for a period of 30 days;

•	default in the performance of any other covenant or warranty of ours in the Heritage Bank One 1989 Subordinated Indenture;

•

default in payment of any portion of any principal of any indebtedness for money borrowed by us or any subsidiary after the expiration of any applicable grace period with respect thereto or acceleration of any such indebtedness under the terms of the instrument under which such indebtedness is issued or secured, in any individual instance in excess of $5,000,000 or in the aggregate (including any other indebtedness subject to cross-default with respect to such nonpayment or cross-acceleration as a result of such default or acceleration) in excess of $12,500,000, if such default is not cured or such acceleration is not annulled within 10 days after written notice; and

•	certain events of our bankruptcy, insolvency or reorganization.

If an event of default with respect to any series of Heritage Bank One 1989 Subordinated Indenture Securities occurs and is continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Heritage Bank One 1989 Subordinated Indenture Securities of these series may declare the principal amount of all Heritage Bank One 1989 Subordinated Indenture Securities of that series to be immediately due and payable. The holders of a majority in aggregate principal amount of the Heritage Bank One 1989 Subordinated Indenture Securities of any series outstanding may waive an event of default resulting in acceleration of those Heritage Bank One 1989 Subordinated Indenture Securities, but only if all events defaults have been remedied and all payments due, other than those due as a result of acceleration, have been made.

The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1989 Subordinated Indenture Securities of any affected series may, on behalf of all holders of the Heritage Bank One 1989 Subordinated Indenture Securities of that series, waive any past default, except a default (a) in the payment of principal of or interest on any Heritage Bank One 1989 Subordinated Indenture Security of that series, and (b) in respect of a covenant or provision of the Heritage Bank One 1989 Subordinated Indenture which cannot be modified or amended without the consent of the holder of each outstanding Heritage Bank One 1989 Subordinated Indenture Security of that series.

The Heritage Bank One 1989 Subordinated Indenture contains a provision entitling the trustee, subject to the duty of the trustee during default to act with the required standard of care, to be indemnified by the holders of Heritage Bank One 1989 Subordinated Indenture Securities before proceeding to exercise any right or power under the Heritage Bank One 1989 Subordinated Indenture at the request of these Heritage Bank One 1989 Subordinated Indenture Securities holders.

The holders of a majority in aggregate principal amount of the outstanding Heritage Bank One 1989 Subordinated Indenture Securities of any series may direct the time, method and place of conducting any proceedings for any remedy available to the trustee for such Heritage Bank One 1989 Subordinated Indenture Securities or exercising any trust or power conferred on it with respect to the Heritage Bank One 1989 Subordinated Indenture Securities of that series. However, the trustee may refuse to follow any direction that conflicts with law or the Heritage Bank One 1989 Subordinated Indenture.

The Heritage Bank One 1989 Subordinated Indenture provides that the trustee will, within 90 days after the occurrence of a default with respect to any series of Heritage Bank One 1989 Subordinated Indenture Securities known to it, give to the holders of Heritage Bank One 1989 Subordinated Indenture Securities of these series notice of the default if not cured or waived. However, except in the case of a default in the payment of the principal of, or interest on, any Heritage Bank One 1989 Subordinated Indenture Securities of these series, the trustee may withhold the notice if it determines in good faith that the withholding of the notice is in the interest of the holders of these Heritage Bank One 1989 Subordinated Indenture Securities. The trustee is required to withhold notice of a default in the performance of any covenant of ours in the Heritage Bank One 1989 Subordinated Indenture until at least 30 days after the occurrence thereof.

We are required to file annually with the trustee a statement as to the performance by us of certain of our obligations under the Heritage Bank One 1989 Subordinated Indenture and as to the existence or non-existence of defaults in such performance.

Modification of the Indenture. The Heritage Bank One 1989 Subordinated Indenture provides that, with the consent of the holders of not less 66 2/3% in aggregate principal amount of the outstanding Heritage Bank One 1989 Subordinated Indenture Securities of each affected series, modifications and amendment of the Heritage Bank One 1989 Subordinated Indenture may be made which affect the rights of the holders of such Heritage Bank One 1989 Subordinated Indenture Securities. However, no such modification or alteration may be made without the consent of the holder of each Heritage Bank One 1989 Subordinated Indenture Security so affected which would, among other things:

•	modify the terms of payment of principal or interest on the Heritage Bank One 1989 Subordinated Indenture Securities;

•

reduce the percentage in principal amount of outstanding Heritage Bank One 1989 Subordinated Indenture Securities required to modify or alter the Heritage Bank One 1989 Subordinated Indenture or to waive certain provisions of the Heritage Bank One 1989 Subordinated Indenture or certain defaults thereunder and their consequences, or

•	change any obligation of ours to maintain an office or agency in the places and for the purposes required by the Heritage Bank One 1989 Subordinated Indenture, or

•	modify any of the above provisions.

The Heritage Bank One 1989 Subordinated Indenture Securities provides that the holders of at least 66 2/3% in aggregate principal amount of the outstanding Heritage Bank One 1989 Subordinated Indenture Securities of any series may, on behalf of the holders of all the Heritage Bank One 1989 Subordinated Indenture Securities of that series, waive compliance by us with certain restrictive provisions of the Heritage Bank One 1989 Subordinated Indenture.

The Heritage Bank One 1989 Subordinated Indenture also permits us and the trustee to amend the Heritage Bank One 1989 Subordinated Indenture in certain circumstances without the consent of the holders of Heritage Bank One 1989 Subordinated Indenture Securities to add covenants and events of default, that evidence a successor to us or the trustee or that make other changes not adverse to the holders of the Heritage Bank One 1989 Subordinated Indenture Securities.

Consolidations, Mergers and Sales of Assets. The Heritage Bank One 1989 Subordinated Indenture provides that we may, without the consent of the holders of any of the outstanding Heritage Bank One 1989 Subordinated Indenture Securities, consolidate with, merge into or transfer all or substantially all our assets to any person, provided that:

•	our successor is a domestic corporation and assumes our obligations on the Heritage Bank One 1989 Subordinated Indenture Securities and under the Heritage Bank One 1989 Subordinated Indenture;

•	after giving effect to the merger, consolidation or transfer, no event of default will have happened and be continuing; and

•	other specified conditions under the Heritage Bank One 1989 Subordinated Indenture are met.

The principal terms of the Heritage Bank One 1989 Subordinated Indentures Securities issued and outstanding as of the date of this prospectus are set forth below.

9 7/8% Subordinated Notes Due March 1, 2009

The only series Heritage Bank One 1989 Subordinated Indenture Securities issued and outstanding as of the date of this prospectus is $54,173,000 in initial aggregate principal amount of 9 7/8% Subordinated Notes Due March 1, 2009. These notes were issued on March 9, 1989 and will mature on March 1, 2009. Interest on these notes accrues at the annual rate 9 7/8% and is payable semi-annually in arrears on March 1 and September 1 to the holders of record on February 15 and August 15. They are not subject to a sinking fund and are not subject to redemption prior to maturity.

HERITAGE BEAR STEARNS DEBT SECURITIES

In connection with our merger with The Bear Stearns Companies Inc. (“Heritage Bear Stearns”), on July 31, 2008 we assumed the obligations of Heritage Bear Stearns with respect to senior debt securities described below (the “Heritage Bear Stearns Senior Securities”) and subordinated debt securities described below (the “Heritage Bear Stearns Subordinated Securities,” and together with the Heritage Bear Stearns Senior Securities, the “Heritage Bear Stearns Debt Securities”).

The Heritage Bear Stearns Senior Securities under an indenture, dated as of May 31, 1991 (as amended and supplemented, the “Heritage Bear Stearns Senior Indenture”), between us (as successor to Heritage Bear Stearns) and The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as trustee. The Heritage Bear Stearns Subordinated Securities were issued under an indenture, dated as of November 14, 2006 (the “Heritage Bear Stearns Subordinated Indenture,” and, together with the Heritage Bear Stearns Senior Indenture, the “Heritage Bear Stearns Indentures”), between us (as successor to Heritage Bear Stearns) and The Bank of New York, as trustee. The following summary of the provisions of the Heritage Bear Stearns Debt Securities and the Heritage Bear Stearns Indentures is not complete. You should refer to the Heritage Bear Stearns Indentures, copies of which are exhibits to the registration statement with which this prospectus is filed.

Heritage Bear Stearns Senior Securities

The Heritage Bear Stearns Senior Securities are our direct, unsecured obligations. The Heritage Bear Stearns Senior Securities constitute senior indebtedness (as defined below) under the Heritage Bear Stearns Subordinated Indenture and have the same rank as our other senior indebtedness. Senior indebtedness is defined under the section “Heritage Bear Stearns Subordinated Securities—Subordination” below.

Limitation on Liens. The Heritage Bear Stearns Senior Indenture does not allow us, and we may not permit any of our Restricted Subsidiaries to, issue, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money secured by a pledge of, lien on or security interest in any shares of voting stock of any Restricted Subsidiary without effectively providing that the securities issued under the Heritage Bear Stearns Senior Indenture, including the Heritage Bear Stearns Senior Securities, will be secured equally and ratably with such secured indebtedness.

The term “Restricted Subsidiary” as defined in the Heritage Bear Stearns Senior Indenture means Bear, Stearns & Co. Inc., Custodial Trust Company, Bear, Stearns Securities Corp. and any of Heritage Bear Stearns’ other subsidiaries owning, directly or indirectly, any of the common stock of, or succeeding to a significant portion of the business, property or assets of, a Restricted Subsidiary, or with which a Restricted Subsidiary is merged or consolidated.

Merger and Consolidation. The Heritage Bear Stearns Senior Indenture allows us to consolidate or merge with or into any other corporation, and we may sell, lease or convey all or substantially all of our assets to any corporation, organized and existing under the laws of the United States or any U.S. state, if:

(1) we or any other successor corporation shall not immediately after the merger or consolidation be in default under the Heritage Bear Stearns Senior Indenture; and

(2) the continuing corporation (if other than JPMorgan Chase), or the resulting entity that receives substantially all of our assets, shall expressly assume:

(a) payment of the principal of, and premium, if any, and interest on (and any additional amounts payable in respect of) the Heritage Bear Stearns Senior Securities and

(b) performance and observance of all of the covenants and conditions of the Heritage Bear Stearns Senior Indenture to be performed or observed by us.

Subject to the foregoing, the Heritage Bear Stearns Senior Indenture permits:

•	a consolidation, merger, sale of assets or other similar transaction that may adversely affect our creditworthiness or that of a successor or combined entity;

•	a change in control; or

•	a highly leveraged transaction involving us, whether or not involving a change in control.

The Heritage Bear Stearns Senior Indenture, therefore, will not protect holders of the Heritage Bear Stearns Senior Securities from the substantial impact that any of the transactions described above may have on the value of the Heritage Bear Stearns Senior Securities.

Modification and Waiver. With the consent of the holders of 66 2/3% in principal amount of the outstanding debt securities of each series affected, we and the trustee may modify or amend the Heritage Bear Stearns Senior Indenture, without the consent of each holder of the outstanding debt security affected, unless the modification or amendment:

•	changes the stated maturity or the date of any installment of principal of, or interest on, any debt security or changes its redemption price or optional redemption price;

•

reduces the principal amount of, or the rate of interest on, or the amount of any additional amount payable on, any debt security, or reduces the amount of principal that could be declared due and payable before the stated maturity of that debt security, or changes our obligation to pay any additional amounts (except as permitted under the Heritage Bear Stearns Senior Indenture), or reduces the amount of principal of a discount security that would be due and payable if accelerated under the Heritage Bear Stearns Senior Indenture;

•	changes the place or currency of any payment of principal, premium, if any, or interest on any debt security;

•	impairs the right to institute suit for the enforcement of any payment on or with respect to any debt security;

•	reduces the percentage in principal amount of the outstanding debt securities of any series, the consent of whose holders is required to modify or amend the Heritage Bear Stearns Senior Indenture; or

•	modifies the foregoing requirements or reduces the percentage of outstanding debt securities necessary to waive any past default to less than a majority.

We may make any of these amendments or modifications, however, with the consent of the holder of each outstanding debt security affected.

Except with respect to defaults relating to certain fundamental provisions of the Heritage Bear Stearns Senior Indenture, which cannot be waived without the consent of the holders of each outstanding security of a series affected, the holders of at least a majority in principal amount of outstanding debt securities of any series may, with respect to that series, waive past defaults under the Heritage Bear Stearns Senior Indenture and waive compliance with certain provisions of the Heritage Bear Stearns Senior Indenture, either in a specific instance or generally.

Events of Default. Under the Heritage Bear Stearns Senior Indenture, an “Event of Default” with respect to any Heritage Bear Stearns Senior Securities means:

(1) a failure to pay any interest, or any additional amounts payable, on any debt securities of that series for 30 days after payment is due;

(2) a failure to pay the principal of, and premium, if any, on any debt security of that series when due;

(3) a failure to deposit any sinking fund payment when due relating to that series;

(4) a failure to perform any other covenant contained in the Heritage Bear Stearns Senior Indenture or relating to that series that has continued for 60 days after written notice was provided;

(5) a failure lasting 10 days after notice relating to any of our other indebtedness for borrowed money or indebtedness of any Restricted Subsidiary in excess of $10 million, that results in such indebtedness becoming due and payable before maturity;

(6) certain events of bankruptcy, insolvency or reorganization, whether voluntary or involuntary; and

(7) any other Event of Default with respect to debt securities of that series.

If an Event of Default for any series of Heritage Bear Stearns Senior Securities occurs and continues, the trustee or the holders of 25% of the aggregate principal amount (or any lesser amount that the series may provide) of the outstanding Heritage Bear Stearns Senior Securities affected by the default may require us to immediately repay the entire principal amount (or any lesser amount that the series may provide) of the outstanding Heritage Bear Stearns Senior Securities of such series.

So long as the trustee has not yet obtained a judgment or decree for payment of money due, and we have paid all amounts due (other than those due solely as a result of acceleration) and has remedied all Events of Default, the holders of a majority in principal amount of the outstanding Heritage Bear Stearns Senior Securities of the affected series may rescind any acceleration and its consequences or may waive any past default. However, the holders of a majority in principal amount of all outstanding Heritage Bear Stearns Senior Securities of the affected series may not waive any Event of Default with respect to any series of Heritage Bear Stearns Senior Securities in the following two circumstances:

•

a failure to pay the principal of, and premium, if any, or interest on, or any additional amounts payable in respect of, any Heritage Bear Stearns Senior Security of that series for which payment had not been subsequently made; or

•	a covenant or provision that cannot be modified or amended without the consent of each holder of outstanding Heritage Bear Stearns Senior Security of that series.

The holders of a majority in principal amount of the outstanding Heritage Bear Stearns Senior Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to Heritage Bear Stearns Senior Securities of that series, provided that this direction is not in conflict with any rule of law or the Heritage Bear Stearns Senior Indenture. Before proceeding to exercise any right or power under the Heritage Bear Stearns Senior Indenture at the direction of those holders, the trustee will be entitled to receive from those holders reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in complying with any such direction.

Concerning the Trustee. Under the Heritage Bear Stearns Senior Indenture, within 90 days after any default, the trustee will notify you of the default, unless the default is cured or waived.

The trustee may withhold notice of a default (except a default relating to the payment of principal, premium or interest, or any additional amounts related to any debt security or the payment of any sinking fund installment), if the trustee in good faith determines that withholding notice is in your interests.

If a default in the performance or breach of any covenant or warranty in the Heritage Bear Stearns Senior Indenture or relating to that series occurs and continues for 60 days after written notice has been given to us or the trustee by the holders of at least 25% in principal amount of the outstanding debt securities of a series, the trustee will not give notice to the holders for at least an additional 30 days after such default. Under the Heritage Bear Stearns Senior Indenture, we are required to deliver to the trustee an annual statement as to our fulfillment of all of our indenture obligations.

Defeasance. If provided for under the Heritage Bear Stearns Senior Indenture with respect to Heritage Bear Stearns Senior Debt Securities of any series that are registered debt securities denominated and payable only in U.S. dollars (except as otherwise provided under the Heritage Bear Stearns Senior Indenture), we will:

•

be discharged from any and all obligations in respect of the debt securities of that series under the Heritage Bear Stearns Senior Indenture (except for certain obligations to register the transfer or exchange of debt securities of that series, replace stolen, lost or mutilated debt securities of that series, maintain paying agents and hold moneys for payment in trust) on the 91st day after the applicable conditions described in this paragraph have been satisfied; or

•

not be subject to provisions of the Heritage Bear Stearns Senior Indenture described above under the subsections entitled “—Limitation on Liens” and “—Merger and Consolidation” with respect to the debt securities of that series;

in each case if we deposit with the trustee, in trust, money or U.S. government obligations that, through the payment of interest and principal in accordance with their terms, will provide money in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of, and premium, if any, and any interest on, the debt securities of that series on the dates such payments are due in accordance with the terms of those debt securities.

To exercise either option, we are required to deliver to the trustee an opinion of counsel to the effect that:

(1) the deposit and related defeasance would not cause the holders of the debt securities of the series being defeased to recognize income, gain or loss for U.S. federal income tax purposes; and

(2) if the debt securities of that series are then listed on the New York Stock Exchange (“NYSE”), the exercise of the option would not result in delisting.

We may specify defeasance provisions with respect to any series of debt securities.

Redemption Upon Certain Tax Events. If indicated below, Heritage Bear Stearns Senior Securities of the series listed below are redeemable if either of the two following events occur (each, a “tax event”):

(1) if as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, the official position regarding the application or interpretation of such laws, regulations or rulings, which is announced or becomes effective on or after the date of the applicable prospectus supplement relating to the series of Heritage Bear Stearns Senior Securities, we determine that we will be or will become obligated to pay additional amounts as described below; or

(2) if any act is taken by a taxing authority of the United States on or after the date of the applicable prospectus supplement relating to the series of Heritage Bear Stearns Senior Securities, whether such act is taken with respect to us or any affiliate, that results in a substantial probability that we will or may be required to pay such additional amounts;

then we may, at our option, redeem, as a whole, but not in part, the Heritage Bear Stearns Senior Securities on any interest payment date on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption; provided that we determine, in our business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to us, not including substitution of the obligor under the Heritage Bear Stearns Senior Securities. No redemption pursuant to clause (2) above may be made unless we have delivered to the trustee a written opinion of independent legal counsel of recognized legal standing to the effect that an act taken by a taxing authority of the United States has resulted or will result in a substantial probability that we will or may be required to pay the additional amounts described under the heading “—Payment of Additional Amounts” below, and that we are therefore entitled to redeem the Heritage Bear Stearns Senior Securities pursuant to their terms.

Payment of Additional Amounts. This section entitled “—Payment of Additional Amounts” only applies to series of Heritage Bear Stearns Senior Securities as identified as being subject to redemption in accordance with the procedure under the heading “—Redemption Upon Certain Tax Events” above. Subject to the various exceptions and limitations set forth below, we will pay as additional interest or principal, as the case may be, on the Heritage Bear Stearns Senior Securities, all such additional amounts that are necessary in order that the net payment by us or a paying agent of the principal of and interest on the Heritage Bear Stearns Senior Securities to a person that is not a US Holder (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in the Heritage Bear Stearns Senior Securities to be then due and payable. However, the obligation to pay additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder, if the holder is an estate, trust, partnership or corporation for federal income tax purposes, or a person holding a power over such an estate, trust, partnership or corporation, or a person holding a power over such an estate or trust administered by a fiduciary holder, being considered as:

(a) being or having been present or engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former connection with the United States, including a connection as a citizen or resident thereof;

(c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a private foundation or other tax-exempt organization;

(e) being or having been a “10-percent shareholder” of us as defined in Section 871(h)(3) of the United States Internal Revenue Code or any successor provision; or

(f) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any holder that is not the sole beneficial owner of the Heritage Bear Stearns Senior Securities, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of such Heritage Bear Stearns Senior Security, if compliance is required by statute or regulation of the United States or of any political subdivision or taxing authority thereof or therein, or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by us or a paying agent from payments on or in respect of a Heritage Bear Stearns Senior Security;

(5) to a tax, assessment or governmental charge that is imposed or withheld by reason of the presentation by or on behalf of the beneficial owner of any Heritage Bear Stearns Senior Security for payment on a date more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Heritage Bear Stearns Senior Security, if such payment can be made without such withholding by any other paying agent; or

(8) in the case of any combination of any of the above items;

nor shall additional amounts be paid with respect to any payment on a Heritage Bear Stearns Senior Security to a holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner held its interest in the Heritage Bear Stearns Senior Security directly.

The term “US Holder” means a holder that is:

•	a citizen or resident of the United States;

•

a corporation, or other entity that is treated as a corporation for US federal income tax purposes, created or organized in or under the laws of the United States or any State thereof (including the District of Columbia);

•	an estate whose income is subject to US federal income taxation regardless of its source; or

•

a trust if a court within the United States is able to exercise primary supervision over its administration, and one or more United States persons have the authority to control all of its substantial decisions.

The Heritage Bear Stearns Senior Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation that is applicable to them. Except as specifically provided under this heading “—Payment of Additional Amounts” and under the heading “—Redemption Upon Certain Tax Events,” we are not required to make any payments with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

Global Notes

The principal terms of the Heritage Bear Stearns Global Notes issued and outstanding as of the date of this prospectus are set forth below. Interest on the below series of Heritage Bear Stearns Senior Securities accrues at the annual rate indicated in the title of the series and is payable on the indicated interest payment dates to the registered holders on the preceding record date. Unless otherwise indicated, Heritage Bear Stearns Global Notes of the series listed below are not subject to a sinking fund.

5.70% Global Notes Due 2014

•	Initial principal amount of series: $750,000,000

•	Additional principal amount issued January 17, 2003: $250,000,000

•	Additional principal amount issued April 14, 2003: $500,000,000

•	Additional principal amount issued November 10, 2004: $200,000,000

•	Aggregate principal amount of series: $1,700,000,000

•	Maturity date: November 15, 2014

•	Interest payment dates: May 15, November 15

•	Record dates: May 1, November 1

•	Initial Issuance date: November 6, 2002

•	Redemption prior to maturity: Upon a Tax Event

7.625% Global Notes Due 2009

•	Principal amount of the series: $800,000,000

•	Maturity date: December 7, 2009

•	Interest payment dates: June 7, December 7

•	Record dates: May 15, November 15

•	Issuance date: December 7, 1999

•	Redemption prior to maturity: Upon a Tax Event

4.65% Global Notes Due 2018

•	Principal amount of the series: $500,000,000

•	Maturity date: July 2, 2018

•	Interest payment dates: January 2, July 2

•	Record dates: December 15, June 15

•	Issuance date: June 25, 2003

•	Redemption prior to maturity: Upon a Tax Event

4.50% Global Notes Due 2010

•	Initial principal amount of series: $750,000,000

•	Additional principal amount issued February 1, 2005: $350,000,000

•	Aggregate principal amount of series: $1,100,000,000

•	Maturity date: October 28, 2010

•	Interest payment dates: April 28, October 28

•	Record dates: April 15, October 15

•	Initial Issuance date: October 28, 2003

•	Redemption prior to maturity: Upon a Tax Event

3.25% Global Notes Due 2009

•	Principal amount of the series: $750,000,000

•	Maturity date: March 25, 2009

•	Interest payment dates: September 25, March 25

•	Record dates: September 15, March 15

•	Issuance date: March 25, 2004

•	Redemption prior to maturity: Upon a Tax Event

4.55% Global Notes Due 2010

•	Principal amount of the series: $1,000,000,000

•	Maturity date: June 23, 2010

•	Interest payment dates: June 23, December 23

•	Record dates: June 15, December 15

•	Issuance date: June 23, 2005

•	Redemption prior to maturity: Upon a Tax Event

5.30% Global Notes Due 2015

•	Principal amount of the series: $1,000,000,000

•	Maturity date: October 30, 2015

•	Interest payment dates: October 31, April 30

•	Record dates: October 15, April 15

•	Issuance date: October 31, 2005

•	Redemption prior to maturity: Upon a Tax Event

Floating Rate Global Notes Due January 31, 2011

•	Principal amount of the series: $1,500,000,000

•	Maturity date: January 31, 2011

•	Interest rate: Three-month LIBOR + 0.23%

•	Interest payment dates: January 31, April 30, July 31, October 31

•	Record dates: January 15, April 15, July 15, October 15

•	Issuance date: January 31, 2006

•	Redemption prior to maturity: Upon a Tax Event

5.50% Global Notes Due 2011

•	Principal amount of the series: $750,000,000

•	Maturity date: August 15, 2011

•	Interest payment dates: February 15, August 15

•	Record dates: February 1, August 1

•	Issuance date: August 17, 2006

•	Redemption prior to maturity: Upon a Tax Event

Floating Rate Notes Global Notes Due 2011

•	Principal amount of the series: $500,000,000

•	Maturity date: August 15, 2011

•	Interest rate: Three-month LIBOR + 0.21%

•	Interest payment dates: February 15, May 15, August 15, November 15

•	Record dates: January 15, April 15, July 15, October 15

•	Issuance date: August 17, 2006

•	Redemption prior to maturity: Upon a Tax Event

5.35% Global Notes Due 2012

•	Principal amount of the series: $1,250,000,000

•	Maturity date: February 1, 2012

•	Interest payment dates: February 1, August 1

•	Record dates: February 1, August 1

•	Issuance date: January 25, 2007

•	Redemption prior to maturity: Upon a Tax Event

Floating Rate Notes Global Notes Due 2012

•	Principal amount of the series: $1,000,000,000

•	Maturity date: February 1, 2012

•	Interest rate: Three-month LIBOR + 0.19%

•	Interest payment dates: February 1, May 1, August 1, November 1

•	Record dates: January 1, April 1, July 1, October 1

•	Issuance date: January 25, 2007

•	Redemption prior to maturity: Upon a Tax Event

6.40% Global Notes Due October 2, 2017

•	Principal amount of the series: $2,500,000,000

•	Maturity date: October 2, 2017

•	Interest payment dates: April 2, October 2

•	Record dates: March 2, September 2

•	Issuance date: October 2, 2007

•	Redemption prior to maturity: Upon a Tax Event

7.25% Global Notes Due February 1, 2018

•	Principal amount of the series: $3,000,000,000

•	Maturity date: February 1, 2018

•	Interest payment dates: August 1, February 1

•	Record dates: July 1, January 1

•	Issuance date: February 1, 2008

•	Redemption prior to maturity: Upon a Tax Event

Medium-Term Notes, Series B

In the table below, we specify the following terms of the Heritage Bear Stearns Medium-Term Notes, Series B (the “Heritage Bear Stearns Series B Notes”): issuance date; principal amount; maturity date; interest rate; and redemption terms, if any.

The interest rate bases or formulas applicable to Heritage Bear Stearns Series B Notes that bear interest at floating rates are indicated in the table below. The Heritage Bear Stearns Series B Notes are not subject to a sinking fund and are not redeemable prior to maturity unless indicated below. If indicated below, Heritage Bear Stearns Series B Notes contain a provision that requires us, upon request by the personal representative or other person authorized to represent a deceased beneficial owner of notes, to repay those notes prior to their stated maturity following the death of the beneficial owner of the notes (Survivor Option). During the Initial Period and each Subsequent Period (as specified in the table below), we will not be obligated to redeem: (1) on behalf of a deceased beneficial owner, any interest or interests in the notes that in the aggregate exceeds $25,000 in principal amount, or (2) interests in the notes exceeding in aggregate principal amount 2% of the aggregate principal amount of the notes offered by the applicable pricing supplement for all representatives requesting redemption upon the death of beneficial owners.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 4, 1993	$50,000,000	October 15, 2023	7.50%; redeemable in whole or part at the option of JPMorgan Chase beginning October 15, 2003

May 22, 1998	10,000,000	May 22, 2012	6.578%

June 9, 1998	15,000,000	June 9, 2010	6.47%

July 21, 1998	15,000,000	July 21, 2011	6.447%

March 22, 1999	15,000,000	March 23, 2009	6.564%

June 3, 1999	7,537,000	June 30, 2011	0.00% (issued at a discount)

July 12, 1999	5,000,000	July 13, 2009	7.342%

August 27, 2001	75,000,000	August 27, 2021	7.00%; commencing August 27, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

November 27, 2001	25,000,000	November 27, 2026	6.50%; commencing November 27, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
December 10, 2001	10,000,000	December 10, 2021	7.00%; commencing December 10, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

December 13, 2001	20,000,000	December 13, 2021	7.00%; commencing December 13, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

December 21, 2001	60,000,000	December 21, 2021	7.00%; commencing December 21, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

January 10, 2002	60,000,000	January 10, 2022	7.15%; commencing January 10, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

January 25, 2002	10,000,000	January 25, 2022	7.15%; commencing January 25, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

February 14, 2002	30,000,000	February 14, 2022	7.00%; commencing February 14, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

February 15, 2002	30,000,000	February 15, 2022	7.00%; commencing February 15, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

February 22, 2002	30,000,000	February 22, 2022	7.00%; commencing February 22, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option JPMorgan Chase on ten calendar days notice

March 15, 2002	30,000,000	March 15, 2022	7.00%; commencing March 15, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

April 18, 2002	10,000,000	April 18, 2022	7.10%; commencing April 18, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
May 23, 2002	20,000,000	May 23, 2022	7.00%; commencing May 23, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

May 24, 2002	20,000,000	May 24, 2022	7.00%; commencing May 24, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

September 20, 2002	25,000,000	September 20, 2017	6.00%; commencing September 20, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

September 27, 2002	30,000,000	September 27, 2022	6.10%; commencing September 27, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

October 25, 2002	10,000,000	October 25, 2017	6.00%; commencing October 25, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

October 25, 2002	15,000,000	October 25, 2017	6.20%; commencing October 25, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

November 8, 2002	15,000,000	November 8, 2017	6.25%; commencing November 8, 2005 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

November 29, 2002	15,000,000	November 29, 2022	6.00%; commencing November 29, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; may be redeemed at the option of a representative of the deceased beneficial owner at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to the redemption date; Survivor Option: Initial Period: November 29, 2003, through and including November 29, 2004; Subsequent Period: any twelve month period that ends on and includes each subsequent November 29

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 29, 2002	15,000,000	November 29, 2022	6.10%; commencing November 29, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; may be redeemed at the option of a representative of the deceased beneficial owner at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to the redemption date; Survivor Option: Initial Period: November 29, 2003, through and including November 29, 2004; Subsequent Period: any twelve month period that ends on and includes each subsequent November 29

January 17, 2003	10,000,000	January 17, 2023	6.00%; commencing January 17, 2007 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; may be redeemed at the option of a representative of the deceased beneficial owner at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to the redemption date; Survivor Option: Initial Period: January 17, 2005, through and including January 17, 2006; Subsequent Period: any twelve month period that ends on and includes each subsequent January 17

January 23, 2003	35,000,000	January 23, 2023	6.00%; commencing January 23, 2007 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option JPMorgan Chase on ten calendar days notice; may be redeemed at the option of a representative of the deceased beneficial owner at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to the redemption date; Survivor Option: Initial Period: January 23, 2004, through and including January 23, 2005; Subsequent Period: any twelve month period that ends on and includes each subsequent January 23

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 28, 2003	20,000,000	March 28, 2023	5.50%; commencing March 28, 2007 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; may be redeemed at the option of a representative of the deceased beneficial owner at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to the redemption date; Survivor Option; Initial Period: March 28, 2004, through and including March 28, 2005; Subsequent Period: any twelve month period that ends on and includes each subsequent March 28

June 12, 2003	18,500,000	June 12, 2010

4.00% for the first interest payment; the interest rate for each subsequent interest payment will be reset annually and will be a percentage equal to: 1.60 + 100 [(CPI (April(n))/CPI (April(n-1)) - 1)] provided that the interest rate will not be less than zero;

- CPI (April(n)) is the consumer price index for the April preceding the interest payment date, and

- CPI (April(n-1)) is the consumer price index for the April preceding the prior interest payment date

- The interest rate cannot be less than zero; not subject to defeasance

June 16, 2003	10,000,000	June 16, 2023	5.10%; commencing June 16, 2007 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; may be redeemed at the option of a representative of the deceased beneficial owner at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest to the redemption date; Survivor Option: Initial Period: June 16, 2004, through and including June 16, 2005; Subsequent Period: any twelve month period that ends on and includes each subsequent June 16

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
June 27, 2003	25,000,000	June 27, 2018

6.20% from and including 6/27/08, to but excluding 6/27/18;

commencing June 27, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

June 27, 2003	50,000,000	June 27, 2018

5.00% from and including 6/27/08, to but excluding 6/27/13;

8.00% from and including 6/27/13, to but excluding 6/27/18;

commencing June 27, 2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

July 8, 2003	5,000,000	July 8, 2018

Interest will accrue daily at a rate of 7.25% per annum, subject to the condition that 6 month LIBOR on each such day is within the following ranges:

from and including 7/8/08, to but excluding 7/8/13—0.00% to 6.00%;

from and including 7/8/13, to but excluding 7/8/18—0.00% to 7.00%;

however, if the 6 month LIBOR on any day in the interest payment period is outside of the applicable range, then no interest will accrue on any such day. Interest, with respect to each interest payment period, will be calculated at a rate of 7.25% x n/N, where n = the number of days in the interest payment period where 6 month LIBOR falls within the ranges specified above and N = the actual number of days in the interest payment period; commencing July 8, 2004 and on each interest payment date thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on five business days notice

September 25, 2003	25,000,000	August 25, 2009	LIBOR Telerate reset quarterly + 0.30%

January 30, 2004	Initial principal amount: 600,000,000 Additional principal amount issued April 26, 2004: 325,000,000	January 30, 2009	LIBOR Telerate reset quarterly + 0.30%

March 12, 2004	25,000,000	April 12, 2010	LIBOR Telerate reset quarterly + 0.275%

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 15, 2004	10,000,000	March 20, 2009	LIBOR Telerate reset quarterly + 0.27%

July 12, 2004	470,000,000	August 5, 2008	LIBOR Telerate reset monthly + From and including 8/5/2007 to but excluding 8/5/2008: 0.10% From and including 8/5/2008 to but excluding 8/5/2009: 0.11%

July 12, 2004	439,750,000	September 5, 2008	LIBOR Telerate reset monthly + From and including 8/5/2007 to but excluding 8/5/2008: 0.10% From and including 8/5/2008 to but excluding 8/5/2009: 0.11%

July 12, 2004	10,250,000	October 5, 2008	LIBOR Telerate reset monthly + From and including 8/5/2007 to but excluding 8/5/2008: 0.10% From and including 8/5/2008 to but excluding 8/5/2009: 0.11%

July 12, 2004	51,000,000	November 5, 2008	LIBOR Telerate reset monthly + From and including 8/5/2007 to but excluding 8/5/2008: 0.10% From and including 8/5/2008 to but excluding 8/5/2009: 0.11%

July 12, 2004	1,000	April 5, 2009	LIBOR Telerate reset monthly + From and including 8/5/2007 to but excluding 8/5/2008: 0.10% From and including 8/5/2008 to but excluding 8/5/2009: 0.11%

August 31, 2004	18,000,000	July 1, 2019	1.00%

September 9, 2004	Initial principal amount: 400,000,000; additional principal amount issued November 1, 2004: 50,000,000	September 9, 2009	LIBOR Telerate reset quarterly + 0.27%

September 15, 2004	8,500,000	September 15, 2012

For the Interest Payment Period from and including June 15, 2008 to but excluding September 15, 2008: Previous Quarterly Coupon + 3.00% - 6 Month USD LIBOR;

For the Interest Payment Period from and including September 15, 2008 to but excluding December 15, 2008: Previous Quarterly Coupon + 4.00% - 6 Month USD LIBOR;

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms

For the Interest Payment Period from and including December 15, 2008 to but excluding March 15, 2009: Previous Quarterly Coupon + 4.00% - 6 Month USD LIBOR;

For the Interest Payment Period from and including March 15, 2009 to but excluding June 15, 2009: Previous Quarterly Coupon + 4.00% - 6 Month USD LIBOR;

For the Interest Payment Period from and including June 15, 2009 to but excluding September 15, 2009: Previous Quarterly Coupon + 4.00% - 6 Month USD LIBOR;

For the Interest Payment Period from and including September 15, 2009 to but excluding December 15, 2009: Previous Quarterly Coupon + 5.00% - 6 Month USD LIBOR; commencing December 15, 2004 and on each interest payment date thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on five business days notice

September 24, 2004	5,000,000	September 24, 2009	10 Year CMT Rate x 0.715

October 6, 2004	265,000,000	August 28, 2008	LIBOR Telerate reset monthly + From and including 10/28/2007 to but excluding 10/28/2008: 0.08% From and including 10/28/2008 to but excluding 10/28/2009: 0.09%

October 7, 2004	200,000,000	October 6, 2008	Federal Funds Open Rate reset daily + From and including 10/6/2007 to but excluding 10/6/2008: 0.19% From and including 10/6/2008 to but excluding 10/6/2009: 0.20%

October 28, 2004	118,000,000	October 28, 2014	LIBOR Telerate reset quarterly + 0.72%

November 29, 2004	7,900,000	November 29, 2019	For each Interest Payment Period from November 29, 2005 until the maturity date: greater of [0%, (20 x (30-Year CMS Rate minus 10-Year CMS Rate))]; commencing 2/28/2005 and on each Interest Payment Date thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on five New York business days notice

December 27, 2004	25,000,000	December 28, 2009	LIBOR Telerate reset monthly + 0.24%

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
January 6, 2005	5,000,000	January 6, 2020

For each Interest Payment Date from the Original Issue Date through January 5, 2010: (7.00% x n/N);

for each Interest Payment Period from January 6, 2010 through January 5, 2015: (9.00% x n/N);

for each Interest Payment Period from January 6, 2015 until the maturity date: (18.00% x n/N); n equals the number of days in the respective Interest Payment Period in which the Accrual Provision is satisfied, and N equals the actual number of days in the respective Interest Payment Period; interest will accrue on each day on which the 30-Year CMS Rate minus the 10-Year CMS Rate for the relevant Accrual Determination Date is equal to or greater than 0% (such calculation referred to as the “Accrual Provision”); commencing 4/6/2005 and on each Interest Payment Date thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on five New York business days notice

January 7, 2005	50,000,000	January 7, 2010	4.245%

January 7, 2005	25,000,000	January 7, 2009	LIBOR Telerate reset monthly + 0.17%

February 17, 2005	15,000,000	February 17, 2010	LIBOR Telerate reset quarterly + 0.20%

February 22, 2005	100,000,000	February 22, 2007; the initial maturity of any note may be extended at a holder’s option for 1 additional year to the February 22nd occurring 2 years from and including such election date, but in no event past the final maturity date of February 22, 2010	Federal Funds Open Rate reset daily + From and including 2/22/2008 to but excluding 2/22/2009: 0.18% From and including 2/22/2009 to but excluding 2/22/2010: 0.19%

February 22, 2005	15,000,000	February 16, 2012	LIBOR Telerate reset monthly + 0.32%

February 22, 2005	15,000,000	February 13, 2015	LIBOR Telerate reset monthly + 0.42%

February 22, 2005	10,000,000	February 22, 2011	LIBOR Telerate reset monthly + 0.27%

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 8, 2005	4,100,000	March 8, 2015

CMT Rate reset quarterly +

Previous Quarterly Coupon—5.25% + 10 Year CMT Rate; commencing June 8, 2005 and on each interest payment date thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on five business days notice.

May 26, 2005	347,000,000	August 15, 2008

LIBOR Telerate reset monthly +

From and including 6/15/2007 to but excluding 6/15/2008: 0.06%

From and including 6/15/2008 to but excluding 6/15/2009: 0.08%

From and including 6/15/2009 to but excluding 6/15/2010: 0.09%

May 26, 2005	278,000,000	December 15, 2008

LIBOR Telerate reset monthly +

From and including 6/15/2007 to but excluding 6/15/2008: 0.06%

From and including 6/15/2008 to but excluding 6/15/2009: 0.08%

From and including 6/15/2009 to but excluding 6/15/2010: 0.09%

May 26, 2005	10,000,000	May 26, 2020

For each Interest Payment Period from the Original Issue Date through May 25, 2010, the Interest Rate shall equal: 7.00% x n/N;

For each Interest Payment Period from May 26, 2010 through May 25, 2015, the Interest Rate shall equal: 8.00% x n/N;

For each Interest Payment Period from May 26, 2015 until the Maturity Date, the Interest Rate shall equal: 12.00% x n/N; n equals the number of days in the respective Interest Payment Period in which the Accrual Provision is satisfied, and N equals the actual number of days in the respective Interest Payment Period;

			interest will accrue (at the rate per annum under Interest Rate above for each Interest Payment Period) on each day on which the 30-Year CMS Rate minus the 2-Year CMS Rate for the relevant Accrual Determination Date is equal to or greater than 0% (such calculation referred to as the “Accrual Provision”); commencing 8/26/2005 and on each Interest Payment Date thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on five New York business days notice

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 9, 2006	290,000,000	March 9, 2009	Federal Funds Open Rate reset daily + 0.21%

March 15, 2006	102,000,000	March 15, 2008; the initial maturity of any note may be extended at a holder’s option during the notice period for each election date, so that the maturity will be extended to the date occurring 2 years from and including the 15th day of the next succeeding month, but in no event past the final maturity date of March 15, 2011

LIBOR Telerate reset monthly +

From and including 3/15/2008 to but excluding 3/15/2009: 0.06%

From and including 3/15/2009 to but excluding 3/15/2010: 0.07%

From and including 3/15/2010 to but excluding 3/15/2011: 0.08%

March 15, 2006	92,000,000	April 15, 2009

LIBOR Telerate reset monthly +

From and including 3/15/2008 to but excluding 3/15/2009: 0.06%

From and including 3/15/2009 to but excluding 3/15/2010: 0.07%

From and including 3/15/2010 to but excluding 3/15/2011: 0.08%

March 30, 2006	750,000,000	March 30, 2009	LIBOR Telerate reset quarterly + 0.09%

August 21, 2006	135,000,000	August 14, 2008

LIBOR Telerate reset monthly +

From and including 8/14/2007 to but excluding 8/14/2008: flat

From and including 8/14/2008 to but excluding 8/14/2009: 0.01%

From and including 8/14/2009 to but excluding 8/14/2010: 0.02%

From and including 8/14/2010 to but excluding 8/14/2011: 0.03%

August 21, 2006	25,000,000	September 14, 2008

LIBOR Telerate reset monthly +

From and including 8/14/2007 to but excluding 8/14/2008: flat

From and including 8/14/2008 to but excluding 8/14/2009: 0.01%

From and including 8/14/2009 to but excluding 8/14/2010: 0.02%

From and including 8/14/2010 to but excluding 8/14/2011: 0.03%

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
August 21, 2006	330,000,000	December 14, 2008

LIBOR Telerate reset monthly +

From and including 8/14/2007 to but excluding 8/14/2008: flat

From and including 8/14/2008 to but excluding 8/14/2009: 0.01%

From and including 8/14/2009 to but excluding 8/14/2010: 0.02%

From and including 8/14/2010 to but excluding 8/14/2011: 0.03%

August 21, 2006	275,000,000	February 14, 2009

LIBOR Telerate reset monthly +

From and including 8/14/2007 to but excluding 8/14/2008: flat

From and including 8/14/2008 to but excluding 8/14/2009: 0.01%

From and including 8/14/2009 to but excluding 8/14/2010: 0.02%

From and including 8/14/2010 to but excluding 8/14/2011: 0.03%

August 21, 2006	2,000,000	March 14, 2009

LIBOR Telerate reset monthly +

From and including 8/14/2007 to but excluding 8/14/2008: flat

From and including 8/14/2008 to but excluding 8/14/2009: 0.01%

From and including 8/14/2009 to but excluding 8/14/2010: 0.02%

From and including 8/14/2010 to but excluding 8/14/2011: 0.03%

August 22, 2006	750,000,000	August 21, 2009	LIBOR Telerate reset quarterly + 0.09%

October 10, 2006	50,000,000	October 10, 2008	Federal Funds Open Rate reset daily + 0.11%

October 23, 2006	Initial principal amount: 525,000,000; additional principal amount issued October 27, 2006: 25,000,000	October 22, 2010	LIBOR Telerate reset quarterly + 0.14%

November 9, 2006	Initial principal amount: 25,000,000; additional principal amount issued December 5, 2006: 10,000,000	November 27, 2046	LIBOR Telerate reset quarterly + 0.15%

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
November 21, 2006	Initial principal amount: 600,000; additional principal amount issued January 8, 2007: 400,000	November 21, 2016	LIBOR Telerate reset quarterly + 0.39%

November 28, 2006	500,000,000	November 28, 2011	LIBOR Telerate reset quarterly + 0.19%

December 4, 2006	750,000,000	December 4, 2008	Federal Funds Open Rate reset daily + 0.13%

February 23, 2007	1,100,000,000	February 23, 2010	LIBOR Telerate reset quarterly + 0.09%

March 23, 2007	750,000,000	March 23, 2009	Federal Funds Open Rate reset daily + 0.13%

May 18, 2007	1,500,000,000	May 18, 2010	Reuters Screen LIBOR01 reset quarterly + 0.12%

June 18, 2007	25,000,000	December 1, 2014	6.12%

July 16, 2007	1,500,000,000	July 16, 2009	Reuters Screen LIBOR01 reset quarterly + 0.27%

July 19, 2007	550,000,000	July 19, 2010	5.850%

July 19, 2007	460,000,000	July 19, 2010	Reuters Screen LIBOR01 reset quarterly + 0.40%

August 10, 2007	Initial principal amount: 2,250,000,000; additional principal amount issued September 18, 2007: 250,000,000	August 10, 2012	6.950%

August 10, 2007	50,000,000	August 10, 2012	Reuters Screen LIBOR01 reset quarterly + 1.75%

October 11, 2007	16,405,000	October 11, 2011	0.00%; issued at 79.721% of the principal amount

November 13, 2007	7,600,000	November 13, 2012	6.000%; on November 13, 2008, and on each Interest Payment Date thereafter, JPMorgan Chase has the right to redeem in whole, but not in part, upon five business days prior written notice

February 7, 2008	2,000,000	February 7, 2023	7.05%; on February 7, 2009, and on each Interest Payment Date thereafter, JPMorgan Chase has the right to redeem in whole, but not in part, upon five business days prior written notice.

Medium-Term Notes, Series B, designated as IncomeNotesSM

In the table below, we specify the following terms of the Heritage Bear Stearns Medium-Term Notes, Series B, designated as IncomeNotesSM (the “Heritage Bear Stearns IncomeNotesSM”): issuance date; principal amount; maturity date; interest rate; and redemption terms, if any.

The interest rate bases or formulas applicable to Heritage Bear Stearns IncomeNotesSM that bear interest at floating rates are indicated in the table below. The Heritage Bear Stearns IncomeNotes SM are not subject to a sinking fund and are not redeemable prior to maturity unless indicated below.

If indicated below, the Heritage Bear Stearns IncomeNotesSM contain a provision that gives the beneficial owner of that note the right to require us to repay that note prior to its maturity date, if requested by an authorized representative of the beneficial owner of that note, following the death of such beneficial owner (Survivor’s Option). To validly exercise the Survivor’s Option, such notes must have been acquired by the deceased beneficial owner at least 6 months prior to the date of the request. We may limit the aggregate principal amount of notes as to which the Survivor’s Option may be exercised to (i) $250,000 with respect to any individual deceased beneficial owner of a note in any calendar year, or (ii) in any calendar year, the greater of $2,000,000 or 2% of the outstanding aggregate principal amount of all Heritage Bear Stearns IncomeNotesSM outstanding as of December 31 of the immediately preceding calendar year. Each tendered note that is not accepted in any calendar year due to the application of either of the limitations set forth above will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered.

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
July 3, 2003	1,233,000	July 15, 2013	4.00%; Survivor’s Option

July 10, 2003	1,035,000	July 15, 2013	4.15%; Survivor’s Option

July 10, 2003	9,965,000	July 15, 2018	5.10%; commencing 7/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 17, 2003	1,389,000	July 15, 2013	4.30%; Survivor’s Option

July 17, 2003	1,738,000	July 15, 2018	5.00%; commencing 7/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 17, 2003	4,102,000	July 15, 2023	5.25%; commencing 7/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 24, 2003	821,000	July 15, 2013	4.35%; Survivor’s Option

July 24, 2003	914,000	July 15, 2018	4.85%; commencing 7/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
July 24, 2003	1,772,000	July 15, 2023	5.15%; commencing 7/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 31, 2003	336,000	July 15, 2013	4.80%; Survivor’s Option

July 31, 2003	883,000	July 15, 2023	5.57%; commencing 7/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 7, 2003	665,000	August 15, 2013	5.00%; Survivor’s Option

August 7, 2003	1,798,000	August 15, 2018	5.75%; commencing 8/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 7, 2003	17,722,000	August 15, 2023	6.00%; commencing 8/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 14, 2003	974,000	August 15, 2013	5.25%; Survivor’s Option

August 14, 2003	636,000	August 15, 2018	5.90%; commencing 8/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 14, 2003	2,771,000	August 15, 2023	6.10%; commencing 8/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 21, 2003	1,461,000	August 15, 2013	5.10%; Survivor’s Option

August 21, 2003	595,000	August 15, 2018	5.80%; commencing 8/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 21, 2003	2,340,000	August 15, 2023	6.05%; commencing 8/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 28, 2003	873,000	August 15, 2013	5.20%; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
August 28, 2003	397,000	August 15, 2018	5.83%; commencing 8/15/2006 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 28, 2003	2,949,000	August 15, 2023	6.08%; commencing 8/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 5, 2003	748,000	September 15, 2013	5.20%; Survivor’s Option

September 5, 2003	2,260,000	September 15, 2023	6.00%; commencing 9/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 11, 2003	2,875,000	September 15, 2008	4.00%; Survivor’s Option

September 11, 2003	1,884,000	September 15, 2013	5.30%; Survivor’s Option

September 11, 2003	1,180,000	September 15, 2023	6.05%; commencing 9/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 18, 2003	1,115,000	September 15, 2008	3.85%; Survivor’s Option

September 18, 2003	1,377,000	September 15, 2013	5.10%; Survivor’s Option

September 18, 2003	1,509,000	September 15, 2023	5.85%; commencing 9/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 25, 2003	5,691,000	September 15, 2008	3.75%; Survivor’s Option

September 25, 2003	2,081,000	September 15, 2013	5.05%; Survivor’s Option

September 25, 2003	2,225,000	September 15, 2023	5.80%; commencing 9/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 2, 2003	1,701,000	October 15, 2008	3.75%; Survivor’s Option

October 2, 2003	1,358,000	October 15, 2013	5.00%; Survivor’s Option

October 2, 2003	1,806,000	October 15, 2023	5.77%; commencing 10/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 9, 2003	2,549,000	October 15, 2008	3.50%; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
October 9, 2003	1,809,000	October 15, 2013	4.75%; Survivor’s Option

October 9, 2003	374,000	October 15, 2018

4.75% from and including 10/9/2003, to but excluding 10/15/2006;

5.75% from and including 10/15/2006, to but excluding 10/15/2018;

on 10/15/2006 may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 9, 2003	1,878,000	October 15, 2023	5.70%; commencing 10/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 30, 2003	3,335,000	October 15, 2008	3.75%; Survivor’s Option

October 30, 2003	1,320,000	October 15, 2013	5.00%; Survivor’s Option

October 30, 2003	1,534,000	October 15, 2023	5.75%; commencing 10/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 6, 2003	3,398,000	November 15, 2008	3.70%; Survivor’s Option

November 6, 2003	2,120,000	November 15, 2013	5.00%; Survivor’s Option

November 6, 2003	937,000	November 15, 2023	5.65%; commencing 11/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 14, 2003	946,000	November 15, 2008	3.75%; Survivor’s Option

November 14, 2003	2,313,000	November 15, 2013	5.10%; Survivor’s Option

November 14, 2003	704,000	November 15, 2023	5.65%; commencing 11/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 20, 2003	2,897,000	November 15, 2008	3.90%; Survivor’s Option

November 20, 2003	1,682,000	November 15, 2013	5.10%; Survivor’s Option

November 20, 2003	542,000	November 15, 2023	5.60%; commencing 11/15/2008 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 28, 2003	1,300,000	November 15, 2008	3.50%; Survivor’s Option

November 28, 2003	930,000	November 15, 2013	4.85%; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
December 11, 2003	1,307,000	December 15, 2008	3.90%; Survivor’s Option

December 11, 2003	707,000	December 15, 2015	5.25%; Survivor’s Option

December 11, 2003	13,462,000	December 10, 2013

4.35% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 2.31%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

December 18, 2003	1,300,000	December 15, 2008	3.70%; Survivor’s Option

December 18, 2003	594,000	December 15, 2015	5.15%; Survivor’s Option

December 18, 2003	5,892,000	December 10, 2013

4.19% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 2.15%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and

			CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option
December 26, 2003	1,276,000	December 15, 2008	3.60%; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
December 26, 2003	10,126,000	December 10, 2013

4.09% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 2.05%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

January 15, 2004	3,874,000	January 15, 2009	3.80%; Survivor’s Option

January 15, 2004	13,229,000	January 10, 2014

3.95% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 2.185%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

January 23, 2004	1,365,000	January 15, 2009	3.40%; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
January 23, 2004	3,777,000	January 10, 2014

3.665% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.90%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

January 29, 2004	1,407,000	January 15, 2009	3.40%; Survivor’s Option

January 29, 2004	2,847,000	January 10, 2014

3.715% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.95%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

February 5, 2004	2,212,000	February 15, 2009	3.50%; Survivor’s Option

February 5, 2004	16,881,000	February 15, 2024	5.75%; commencing 2/15/2009 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
February 5, 2004	8,968,000	February 10, 2014

3.765% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 2.00%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

February 12, 2004	1,130,000	February 15, 2009	3.57%; Survivor’s Option

February 12, 2004	5,517,000	February 15, 2024	5.62%; commencing 2/15/2009 and on the interest payment dates thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 12, 2004	10,729,000	February 10, 2014

3.779% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.90%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

February 20, 2004	2,134,000	February 15, 2009	3.50%; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
February 20, 2004	8,901,000	February 15, 2024	5.62%; commencing 2/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 20, 2004	11,019,000	February 10, 2014

3.679% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.80%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

February 26, 2004	755,000	February 15, 2009	3.40%; Survivor’s Option

February 26, 2004	5,304,000	February 15, 2024	5.55%; commencing 2/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 26, 2004	5,168,000	February 10, 2014

3.679% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.80%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 4, 2004	1,462,000	March 15, 2009	3.40%; Survivor’s Option

March 4, 2004	4,703,000	March 15, 2024	5.55%; commencing 3/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 4, 2004	14,341,000	March 10, 2014

3.726% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.80%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

March 11, 2004	2,658,000	March 15, 2009	3.30%; Survivor’s Option

March 11, 2004	1,735,000	March 15, 2024	5.40%; commencing 3/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 11, 2004	4,639,000	March 10, 2014

3.476% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.55%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
March 18, 2004	589,000	March 15, 2009	3.02%; Survivor’s Option

March 18, 2004	7,537,000	March 15, 2024	5.26%; commencing 3/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 18, 2004	8,200,000	March 10, 2014

3.376% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.45%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

March 25, 2004	600,000	March 15, 2009	3.00%; Survivor’s Option

March 25, 2004	5,412,000	March 15, 2024	5.25%; commencing 3/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 25, 2004	5,199,000	March 10, 2014

3.376% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.45%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
April 1, 2004	1,194,000	April 15, 2029	5.30%; commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 1, 2004	5,666,000	April 10, 2014

3.32625% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.40%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

April 8, 2004	813,000	April 15, 2029	5.45%; commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 8, 2004	2,967,000	April 10, 2014

3.19306% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.50%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
April 15, 2004	6,906,000	April 15, 2029	5.80%; commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 15, 2004	3,385,000	April 10, 2014

3.49306% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.80%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

April 22, 2004	2,053,000	April 15, 2029	5.75%; commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 22, 2004	5,731,000	April 10, 2014

3.52306% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.83%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
April 29, 2004	385,000	April 15, 2029	5.77%; commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 29, 2004	4,349,000	April 10, 2014

3.57306% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.88%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date; Survivor’s Option

May 6, 2004	598,000	May 15, 2009	3.90%; Survivor’s Option

May 6, 2004	4,246,000	May 15, 2029	6.00%; commencing 5/15/2008 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

May 13, 2004	487,000	May 15, 2009	4.00%; Survivor’s Option

May 13, 2004	11,458,000	May 15, 2029	6.05%; commencing 5/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

May 20, 2004	616,000	May 15, 2009	4.40%; Survivor’s Option

May 20, 2004	18,613,000	May 15, 2029	6.34%; commencing 5/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

May 27, 2004	6,245,000	May 15, 2029	6.24%; commencing 5/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
June 4, 2004	11,167,000	June 15, 2029	6.26%; commencing 6/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

June 10, 2004	8,460,000	June 15, 2029	6.20%; commencing 6/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

June 17, 2004	5,607,000	June 15, 2029	6.20%; commencing 6/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

June 24, 2004	6,397,000	June 15, 2029	6.30%; commencing 6/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 1, 2004	3,285,000	July 15, 2029	6.125%; commencing 7/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 9, 2004	4,003,000	July 15, 2029	6.15%; commencing 7/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 22, 2004	17,472,000	July 15, 2029	6.00%; commencing 7/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

July 29, 2004	3,570,000	July 15, 2029	5.90%; commencing 7/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 5, 2004	9,077,000	August 15, 2029	6.00%; commencing 8/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
August 12, 2004	10,663,000	August 15, 2029	6.00%; commencing 8/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 19, 2004	8,158,000	August 15, 2029	5.85%; commencing 8/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 26, 2004	10,092,000	August 15, 2029	5.85%; commencing 8/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

August 27, 2004	10,000,000	August 27, 2030	5.85%; commencing 8/27/2009 and on the 27th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 2, 2004	2,183,000	September 15, 2029	5.80%; commencing 9/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 16, 2004	2,036,000	September 15, 2029	5.70%; commencing 9/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 23, 2004	4,255,000	September 15, 2029	5.60%; commencing 9/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

September 30, 2004	2,374,000	September 15, 2029	5.48%; commencing 9/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 7, 2004	4,559,000	October 15, 2020

4.30% from and including 10/7/04, to but excluding 9/15/08;

5.375% from and including 9/15/08, to but excluding 9/15/12;

6.375% from and including 9/15/12, to but excluding 9/15/16;

7.50% from and including 9/15/16, to but

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
			excluding 10/15/20; commencing 10/15/2008 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 7, 2004	2,825,000	October 15, 2029	5.43%; commencing 10/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 15, 2004	767,000	October 15, 2029	5.57%; commencing 10/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 21, 2004	3,456,000	October 15, 2029	5.55%; commencing 10/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

October 28, 2004	1,827,000	October 15, 2029	5.52%; commencing 10/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 4, 2004	1,869,000	November 15, 2029	5.35%; commencing 11/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 12, 2004	1,293,000	November 15, 2009	3.75%; Survivor’s Option

November 12, 2004	1,617,000	November 15, 2029	5.50%; commencing 11/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 18, 2004	2,925,000	November 15, 2029	5.60%; commencing 11/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

November 26, 2004	1,880,000	November 15, 2029	5.60%; commencing 11/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
December 9, 2004	3,904,000	December 15, 2029	5.73%; commencing 12/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

December 16, 2004	1,315,000	December 15, 2029	5.60%; commencing 12/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

December 23, 2004	2,685,000	December 15, 2029	5.50%; commencing 12/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

December 30, 2004	1,891,000	December 15, 2029	5.55%; commencing 12/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

January 13, 2005	2,528,000	January 15, 2030	5.60%; commencing 1/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

January 21, 2005	4,016,000	January 15, 2030	5.60%; commencing 1/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

January 27, 2005	3,609,000	January 15, 2030	5.50%; commencing 1/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 3, 2005	2,559,000	February 15, 2030	5.425%; commencing 2/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 10, 2005	2,945,000	February 15, 2030	5.45%; 5.425%; commencing 2/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
February 17, 2005	2,911,000	February 15, 2030	5.35%; commencing 2/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 25, 2005	1,395,000	February 15, 2030	5.375%; commencing 2/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 3, 2005	6,140,000	March 15, 2030	5.580%; commencing 3/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 10, 2005	7,563,000	March 15, 2030	5.625%; commencing 3/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 17, 2005	1,336,000	March 15, 2030	5.50%; commencing 3/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 24, 2005	1,536,000	March 15, 2030	5.70%; commencing 3/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

March 31, 2005	804,000	March 15, 2030	5.725%; commencing 3/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 7, 2005	2,396,000	April 15, 2030	5.780%; commencing 4/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 14, 2005	787,000	April 15, 2025

4.75% from and including 4/14/05, to but excluding 4/15/09;

6.50% from and including 4/15/09, to but excluding 4/15/25;

commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
April 14, 2005	223,000	April 15, 2030	5.600%; commencing 4/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 21, 2005	943,000	April 15, 2025	4.75% from and including 4/21/05, to but excluding 4/15/09; 6.375% from and including 4/15/09, to but excluding 4/15/25; commencing 4/15/2009 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 21, 2005	1,094,000	April 15, 2030	5.650%; commencing 4/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

April 28, 2005	1,025,000	April 15, 2030	5.470%; commencing 4/15/2010 and on the 15th of each month thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice; Survivor’s Option

February 2, 2006	2,382,000	February 15, 2021	5.60%; commencing 2/15/2009 and on any day thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

February 2, 2006	813,000	February 15, 2011

5.31% for the first interest payment; for each subsequent interest payment period, the rate will be determined as of the 5th business day prior to the applicable interest payment date pursuant to the following formula:

[(CPIt - CPIt-12) / CPIt-12] + 1.85%

CPIt = Current Index Level of CPI (as defined below), as published on Bloomberg CPURNSA; and CPIt-12 = Index Level of CPI 12 months prior to CPIt; in no case will the interest rate be less than 0.00% for each interest payment period; CPIt for each interest reset date is the CPI for the third calendar month prior to such interest reset date as published and reported in the second calendar month prior to such interest reset date

Issuance Date	Principal Amount	Maturity Date	Interest Rate/Redemption Terms
February 24, 2006	3,080,000	February 24, 2011	5.200%; commencing 2/24/2008 and on any day thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

February 24, 2006	20,306,000	February 24, 2031	6.000%; commencing 2/24/2011 and on any day thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

March 31, 2006	10,000,000	March 31, 2026	6.000%; commencing 3/31/2010 and semi annually thereafter until maturity, may be called in whole at par at the option of JPMorgan Chase on ten calendar days notice

May 23, 2007	50,000,000	May 15, 2037	6.000%; commencing 5/15/2012 and monthly thereafter until maturity, may be called at par at the option of JPMorgan Chase on ten calendar days notice

February 22, 2008	54,380,000	February 15, 2010	5.20%; Survivor’s Option

February 22, 2008	66,046,000	February 15, 2018	7.40%; commencing on 2/15/2010 and on each interest payment date thereafter, may be called at par at the option of JPMorgan Chase on thirty days’ notice; Survivor’s Option

February 28, 2008	36,598,000	February 15, 2010	5.30%; Survivor’s Option

February 28, 2008	39,595,000	February 15, 2018	7.50%; commencing on 2/15/2010 and on each interest payment date thereafter, may be called at par at the option of JPMorgan Chase on thirty days’ notice; Survivor’s Option

March 6, 2008	25,046,000	March 15, 2010	5.30%; Survivor’s Option

March 6, 2008	16,397,000	March 15, 2013	6.40%; commencing on 3/15/2010 and on each interest payment date thereafter, may be called at par at the option of JPMorgan Chase on thirty days’ notice; Survivor’s Option

March 6, 2008	14,286,000	March 15, 2018	7.50%; commencing on 3/15/2010 and on each interest payment date thereafter, may be called at par at the option of JPMorgan Chase on thirty days’ notice; Survivor’s Option

Heritage Bear Stearns Subordinated Securities

The Heritage Bear Stearns Subordinated Securities are our direct, unsecured general obligations, and are subject to acceleration only upon certain events of bankruptcy or insolvency or default in the performance, or breach, of its covenants or warranties.

Subordination. Our obligation to make any payment on account of the principal of or premium, if any, and interest, if any, on the Heritage Bear Stearns Subordinated Securities will be subordinate and junior in right of payment to our obligations to the holders of our Senior Indebtedness (as defined below) to the extent described herein.

“Senior Indebtedness” is defined in the Heritage Bear Stearns Subordinated Indenture to mean our “Indebtedness for Money Borrowed,” whether outstanding on the date of the Heritage Bear Stearns Subordinated Indenture or thereafter created, assumed or incurred, except “Indebtedness Ranking on a Parity with the Securities” or “Indebtedness Ranking Junior to the Securities” and any deferrals, renewals or extensions of the Senior Indebtedness. Senior Indebtedness, as defined in the Heritage Bear Stearns Subordinated Indenture, is effectively subordinated to our subsidiaries’ indebtedness and liabilities.

“Indebtedness for Money Borrowed” is defined in the Heritage Bear Stearns Subordinated Indenture as:

(a) any obligation of ours, or any obligation guaranteed by us, for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments;

(b) similar obligations arising from off-balance sheet guarantees and direct credit substitutes;

(c) obligations associated with derivative products, such as interest-rate and foreign-exchange-rate contracts, commodity contracts and similar arrangements; and

(d) any deferred obligations for the payment of the purchase price of property or assets.

“Indebtedness Ranking Junior to the Securities” is defined in the Heritage Bear Stearns Subordinated Indenture to mean any of our Indebtedness for Money Borrowed, whether outstanding on the date of execution of the Heritage Bear Stearns Subordinated Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Heritage Bear Stearns Subordinated Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of certain bankruptcy, insolvency, receivership or winding-up events described below.

“Indebtedness Ranking on a Parity with the Securities” is defined in the Heritage Bear Stearns Subordinated Indenture to mean our Indebtedness for Money Borrowed, whether outstanding on the date of the Heritage Bear Stearns Subordinated Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Heritage Bear Stearns Subordinated Securities in the right of payment upon the happening of any event of the kind specified in the first sentence of the next paragraph.

In the case of any bankruptcy, insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up involving us, whether voluntary or involuntary, all of our obligations to holders of Heritage Bear Stearns’ Senior Indebtedness will be entitled to be paid in full before any payment can be made on account of the principal of, or premium, if any, or interest, if any, on the Heritage Bear Stearns Subordinated Securities of any series. In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest, if any, on, any Senior Indebtedness beyond any applicable grace period, or in the event that any event of default with respect to any Senior Indebtedness has occurred and is continuing, or would occur as a result of certain payments, permitting the holders of the relevant Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate its maturity, then, unless and until we cure such default or event of default or such default or event of default is waived or ceases to exist, we will not make any payment of principal of, or premium, if any, or interest, if any, on the Heritage Bear Stearns Subordinated Securities, or in respect of any redemption, exchange, retirement, purchase or other acquisition of any of the Heritage Bear Stearns Subordinated Securities.

Our Heritage Bear Stearns Subordinated Securities are subordinated to our Heritage Bear Stearns Senior Securities and both the Heritage Bear Stearns Senior Securities are and the Heritage Bear Stearns Subordinated Securities are effectively subordinated to our subsidiaries’ existing and future indebtedness and liabilities.

Holders of Heritage Bear Stearns Subordinated Securities, by their acceptance of the Heritage Bear Stearns Subordinated Securities, will be deemed to have irrevocably waived any rights they may have to counterclaim or set-off amounts they owe to us against amounts owed to them by us under the Heritage Bear Stearns Subordinated Indenture or to institute proceedings in respect of these amounts.

By reason of the above subordination in favor of the holders of Heritage Bear Stearns’ Senior Indebtedness, in the event of our bankruptcy or insolvency, holders of our Senior Indebtedness may receive more, ratably, and holders of the Heritage Bear Stearns Subordinated Securities having a claim pursuant to the Heritage Bear Stearns Subordinated Securities may receive less, ratably, than our other creditors.

Merger and Consolidation. The Heritage Bear Stearns Subordinated Indenture allows us to consolidate or merge with or into any other corporation, and we may sell, lease or convey all or substantially all of our assets to any corporation, organized and existing under the laws of the United States or any U.S. state, if:

(1) We or any other successor corporation shall not immediately after the merger or consolidation be in default under the Heritage Bear Stearns Subordinated Indenture; and

(2) the continuing corporation (if other than us), or the resulting entity that receives substantially all of our assets, shall expressly assume:

(a) payment of the principal of, and premium, if any, and interest on (and any additional amounts payable in respect of) the Heritage Bear Stearns Subordinated Securities and

(b) performance and observance of all of the covenants and conditions of the Heritage Bear Stearns Subordinated Indenture to be performed or observed by us.

Unless otherwise provided in the applicable prospectus supplement, and subject to the foregoing, the Heritage Bear Stearns Subordinated Indenture permits:

•	a consolidation, merger, sale of assets or other similar transaction that may adversely affect our creditworthiness or that of a successor or combined entity;

•	a change in control; or

•	a highly leveraged transaction involving us, whether or not involving a change in control;

and the Heritage Bear Stearns Subordinated Indenture, therefore, will not protect holders of the Heritage Bear Stearns Subordinated Securities from the substantial impact that any of the transactions described above may have on the value of the Heritage Bear Stearns Subordinated Securities.

Modification and Waiver. With the consent of the holders of 66 2/3% in principal amount of the outstanding debt securities of each series affected, we and the trustee may modify or amend the Heritage Bear Stearns Subordinated Indenture, without the consent of each holder of the outstanding debt security affected, unless the modification or amendment:

•	changes the stated maturity or the date of any installment of principal of, or interest on, any debt security or changes its redemption price or optional redemption price;

•

reduces the principal amount of, or the rate of interest on, or the amount of any additional amount payable on, any debt security, or reduces the amount of principal that could be declared due and payable before the stated maturity of that debt security, or changes our obligation to pay any additional amounts (except as permitted under the Heritage Bear Stearns Subordinated Indenture), or reduces the amount of principal of a discount security that would be due and payable if accelerated under the Heritage Bear Stearns Subordinated Indenture;

•	changes the place or currency of any payment of principal, premium, if any, or interest on any debt security;

•	impairs the right to institute suit for the enforcement of any payment on or with respect to any debt security;

•

reduces the percentage in principal amount of the outstanding debt securities of any series, the consent of whose holders is required to modify or amend the Heritage Bear Stearns Subordinated Indenture; or

•	modifies the foregoing requirements or reduces the percentage of outstanding debt securities necessary to waive any past default to less than a majority.

We may make any of these amendments or modifications, however, with the consent of the holder of each outstanding debt security affected.

Except with respect to defaults relating to certain fundamental provisions of the Heritage Bear Stearns Subordinated Indenture, which cannot be waived without the consent of the holders of each outstanding security of a series affected, the holders of at least a majority in principal amount of outstanding debt securities of any series may, with respect to that series, waive past defaults under the Heritage Bear Stearns Subordinated Indenture and waive compliance with certain provisions of the Heritage Bear Stearns Subordinated Indenture, either in a specific instance or generally.

Events of Default. The only events of default under the Heritage Bear Stearns Subordinated Indenture with respect to Heritage Bear Stearns Subordinated Securities of any series will be (i) certain events in bankruptcy or insolvency, whether voluntary or involuntary, involving us or our receivership or the receivership of substantially all our assets; (ii) default in the deposit of any sinking fund payment; (iii) and default in the performance, or breach, of our covenants or warranties, subject to applicable notice requirements and grace periods.

If an event of default with respect to Heritage Bear Stearns Subordinated Securities of any series at the time outstanding occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the outstanding Heritage Bear Stearns Subordinated Securities of that series may declare the principal amount of (or, if any of the Heritage Bear Stearns Subordinated Securities of that series are discount securities or indexed securities, the portion of the principal amount of such Heritage Bear Stearns Subordinated Securities as may be specified in the terms thereof) and all accrued but unpaid interest on all the Heritage Bear Stearns Subordinated Securities of that series to be due and payable immediately, by a written notice to us (and to the trustee, if given by holders), and upon such a declaration the principal amount (or specified amount) and interest of that series shall become immediately due and payable.

The foregoing provision would, in the event of the bankruptcy or insolvency involving us, be subject as to enforcement to the broad equity powers of a federal bankruptcy court and to the determination by that court of the nature and status of the payment claims of the holders of the Heritage Bear Stearns Subordinated Securities.

At any time after a declaration of acceleration with respect to the Heritage Bear Stearns Subordinated Securities of any series has been made, but before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of outstanding Heritage Bear Stearns Subordinated Securities of that series may, under certain circumstances, rescind and annul the acceleration and its consequences but only if all Defaults (as defined below) have been remedied, or if permitted, waived, and if certain other conditions have been satisfied.

The following events will be defaults (“Defaults”) under the Heritage Bear Stearns Subordinated Indenture with respect to Heritage Bear Stearns Subordinated Securities of any series:

(a) an event of default with respect to that series of Heritage Bear Stearns Subordinated Securities;

(b) failure to pay principal or premium, if any, on any Heritage Bear Stearns Subordinated Securities of that series at maturity, continued for seven days; and

(c) failure to pay any interest, if any, on any Heritage Bear Stearns Subordinated Securities of that series when due and payable, continued for 30 days.

If a Default with respect to the Heritage Bear Stearns Subordinated Securities of any series occurs and is continuing, the trustee may, subject to certain limitations and conditions, seek to enforce its rights and the rights of the holders of Heritage Bear Stearns Subordinated Securities of that series and may demand that we pay to it the whole amount then due and payable on such Heritage Bear Stearns Subordinated Securities.

The Heritage Bear Stearns Subordinated Indenture provides that, subject to the duty of the trustee upon the occurrence of a Default to act with the required standard of care, the trustee will be under no obligation to exercise any of its rights or powers under the Heritage Bear Stearns Subordinated Indenture at the request or direction of any of the holders of Heritage Bear Stearns Subordinated Securities of any series unless the same holders shall have offered to the trustee reasonable indemnity or security against the costs, expenses and liabilities which may be incurred by the trustee in compliance with the request or direction. Subject to certain provisions, the holders of a majority in principal amount of the outstanding Heritage Bear Stearns Subordinated Securities of any series will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee, with respect to the Heritage Bear Stearns Subordinated Securities of that series.

Concerning the Trustee. Under the Heritage Bear Stearns Subordinated Indenture, within 90 days after any default, the trustee will notify you of the default, unless the default is cured or waived.

The trustee may withhold notice of a default (except a default relating to the payment of principal, premium or interest, or any additional amounts related to any debt security or the payment of any sinking fund installment), if the trustee in good faith determines that withholding notice is in your interests.

If a default in the performance or breach of any covenant or warranty in the Heritage Bear Stearns Subordinated Indenture or relating to that series occurs and continues for 60 days after written notice has been given to us or the trustee by the holders of at least 25% in principal amount of the outstanding debt securities of a series, the trustee will not give notice to the holders for at least an additional 30 days after such default. Under the Heritage Bear Stearns Subordinated Indenture, we are required to deliver to the trustee an annual statement as to our fulfillment of all of our indenture obligations.

Defeasance. If provided for under the Heritage Bear Stearns Subordinated Indenture with respect to Heritage Bear Stearns Subordinated Debt Securities of any series that are registered debt securities denominated and payable only in U.S. dollars (except as otherwise provided under the Heritage Bear Stearns Subordinated Indenture), we will:

•

be discharged from any and all obligations in respect of the debt securities of that series under the Heritage Bear Stearns Subordinated Indenture (except for certain obligations to register the transfer or exchange of debt securities of that series, replace stolen, lost or mutilated debt securities of that series, maintain paying agents and hold moneys for payment in trust) on the 91st day after the applicable conditions described in this paragraph have been satisfied; or

•	not be subject to provisions of the Heritage Bear Stearns Subordinated Indenture described above under the subsection “—Merger and Consolidation” with respect to the debt securities of that series;

in each case if we deposit with the trustee, in trust, money or U.S. government obligations that, through the payment of interest and principal in accordance with their terms, will provide money in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of, and premium, if any, and any interest on, the debt securities of that series on the dates such payments are due in accordance with the terms of those debt securities.

To exercise either option, we are required to deliver to the trustee an opinion of counsel to the effect that:

(1) the deposit and related defeasance would not cause the holders of the debt securities of the series being defeased to recognize income, gain or loss for U.S. federal income tax purposes; and

(2) if the debt securities of that series are then listed on the NYSE, the exercise of the option would not result in delisting.

We may specify defeasance provisions with respect to any series of debt securities.

Redemption Upon Certain Tax Events. If indicated below, Heritage Bear Stearns Subordinated Securities of the series listed below are redeemable if either of the two following events occur (each, a “tax event”):

(1) if as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, the official position regarding the application or interpretation of such laws, regulations or rulings, which is announced or becomes effective on or after the date of the applicable prospectus supplement relating to the series of Heritage Bear Stearns Subordinated Securities, we determine that we will be or will become obligated to pay additional amounts as described below; or

(2) if any act is taken by a taxing authority of the United States on or after the date of the applicable prospectus supplement relating to the series of Heritage Bear Stearns Subordinated Securities, whether such act is taken with respect to us or any affiliate, that results in a substantial probability that we will or may be required to pay such additional amounts;

then we may, at our option, redeem, as a whole, but not in part, the Heritage Bear Stearns Subordinated Securities on any interest payment date on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption; provided that we determine, in our business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to us, not including substitution of the obligor under the Heritage Bear Stearns Subordinated Securities.

Payment of Additional Amounts. This section entitled “—Payment of Additional Amounts” only applies to series of Heritage Bear Stearns Subordinated Securities as identified as being subject to redemption in accordance with the procedure under the heading “—Redemption Upon Certain Tax Events” above. Subject to the various exceptions and limitations set forth below, we will pay as additional interest or principal, as the case may be, on the Heritage Bear Stearns Subordinated Securities, all such additional amounts that are necessary in order that the net payment by us or a paying agent of the principal of and interest on the Heritage Bear Stearns Subordinated Securities to a person that is not a US Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment and as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, the official position regarding the application or interpretation of such laws, regulations or rulings, which is announced or becomes effective on or after the closing date of the debt securities, will not be less than the amount provided in the Heritage Bear Stearns Subordinated Securities to be then due and payable. However, the obligation to pay additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder, if the holder is an estate, trust, partnership or corporation for federal income tax purposes, or a person holding a power over such an estate, trust, partnership or corporation, or a person holding a power over such an estate or trust administered by a fiduciary holder, being considered as:

(a) being or having been present or engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former connection with the United States, including a connection as a citizen or resident thereof;

(c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a private foundation or other tax-exempt organization;

(e) being or having been a “10-percent shareholder” of us as defined in Section 871(h)(3) of the United States Internal Revenue Code or any successor provision; or

(f) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any holder that is not the sole beneficial owner of the Heritage Bear Stearns Subordinated Securities, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of such Heritage Bear Stearns Subordinated Security, if compliance is required by statute or regulation of the United States or of any political subdivision or taxing authority thereof or therein, or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by us or a paying agent from payments on or in respect of a Heritage Bear Stearns Subordinated Security;

(5) to a tax, assessment or governmental charge that is imposed or withheld by reason of the presentation by or on behalf of the beneficial owner of any Heritage Bear Stearns Subordinated Security for payment on a date more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Heritage Bear Stearns Subordinated Security, if such payment can be made without such withholding by any other paying agent; or

(8) in the case of any combination of any of the above items;

nor shall additional amounts be paid with respect to any payment on a Heritage Bear Stearns Subordinated Security to a holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner held its interest in the Heritage Bear Stearns Subordinated Security directly.

The Heritage Bear Stearns Subordinated Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation that is applicable to them. Except as specifically provided under this heading “—Payment of Additional Amounts” and under the heading “—Redemption Upon Certain Tax Events,” we are not required to make any payments with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

The principal terms of the Heritage Bear Stearns Subordinated Securities issued and outstanding on the date of this prospectus are set forth below. Interest on each series listed below accrues at the annual rate indicated in the title of the series and is payable semiannually in arrears on the indicated payment dates to the holders on the preceding record date. The Heritage Bear Stearns Subordinated Securities listed below are not redeemable prior to their stated maturity and are not subject to a sinking fund.

Global Notes

5.55% Subordinated Global Notes Due January 22, 2017

•	Principal amount of the series: $1,000,000,000

•	Maturity Date: January 22, 2017

•	Interest payment dates: January 22 and July 22

•	Record dates: January 7 and July 7

•	Issuance date: November 22, 2006

•	Redemption prior to maturity: Upon a Tax Event

INFORMATION CONCERNING THE TRUSTEES

We and some of our other subsidiaries maintain deposits and conduct banking and other transactions with the trustees under the indentures referred to in this prospectus in the ordinary course of business.

RELATIONSHIP AMONG SUBORDINATION PROVISIONS

No series of our subordinated Debt Securities is expressly subordinated to any other series of subordinated Debt Securities of JPMorgan Chase referred to in this prospectus or to any other subordinated indebtedness that we may incur (except for any junior subordinated indebtedness which is subordinate and junior to our subordinated Debt Securities).

However, due to the subordination provisions of the various series of subordinated indebtedness issued by JPMorgan Chase and our predecessors, and in particular, the fact that some, but not all, of our subordinated Debt Securities are subordinated in certain circumstances to Additional Senior Obligations, Derivative Obligations or our general obligations, as the case may be, in the event of a dissolution, winding-up, liquidation or reorganization, holders of certain of our subordinated Debt Securities referred to above may recover less, ratably, than holders of Company Senior Indebtedness, Heritage Chase Senior Indebtedness, Heritage JPM Senior Indebtedness or Heritage Bear Stearns Senior Indebtedness and may recover more, ratably, than holders of other subordinated Debt Securities referred to above.

DESCRIPTION OF PREFERRED STOCK

The following summary is not complete. You should also refer to our certificate of incorporation, including the certificate of designations pursuant to which the outstanding series of our preferred stock were issued. Our certificate of incorporation is filed as an exhibit to the registration statement. You should also refer to the applicable provisions of the Delaware General Corporation Law.

Preferred Stock

We are authorized by our certificate of incorporation to issue, without further stockholder action, up to 200,000,000 shares of preferred stock, which may be issued from time to time in one or more series and, subject to the provisions of the certificate of incorporation applicable to all series of preferred stock, shall have such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of each series, as shall be stated in the resolution or resolutions providing for the issuance thereof adopted by our board of directors or a duly authorized committee thereof. We may amend the certificate of incorporation to increase the number of authorized shares of preferred stock in a manner permitted by the certificate of incorporation and the Delaware General Corporation Law.

Under regulations adopted by the Federal Reserve Board, if the holders of any series of our preferred stock become entitled to vote for the election of directors because dividends on that series are in arrears, that series may then be deemed a “class of voting securities.” In such a case, a holder of 25% or more of the series, or a holder of 5% or more if that holder would also be considered to exercise a “controlling influence” over JPMorgan Chase, may then be subject to regulation as a bank holding company in accordance with the Bank Holding Company Act of 1956. In addition, (1) any other bank holding company may be required to obtain the prior approval of the Federal Reserve Board to acquire or retain 5% or more of that series, and (2) any person other than a bank holding company may be required to obtain the approval of the Federal Reserve Board to acquire or retain 10% or more of that series.

As of the date of this prospectus supplement, we have issued and outstanding the following four series of preferred stock: (1) the Fixed-to-Floating-Rate Non-Cumulative Preferred Stock, Series I, (2) 6.15% Cumulative Preferred Stock, Series E, (3) the 5.72% Cumulative Preferred Stock, Series F and (4) the 5.49% Cumulative Preferred Stock, Series G.

Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I

We have issued 600,000 shares of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, par value $1.00 per share, with a liquidation preference of $10,000 per share (the “Series I Preferred Stock”). Shares of the Series I Preferred Stock are represented by depositary shares, each representing a one-tenth interest in a share of preferred stock of the series.

Ranking. The Series I Preferred Stock ranks senior to our common stock, as well as any of our other stock that is expressly made junior to the Series I Preferred Stock, as to payment of dividends and distribution of assets upon our liquidation, dissolution, or winding up. The Series I Preferred Stock ranks pari passu with the 6.15% Cumulative Preferred Stock, Series E, the 5.72% Cumulative Preferred Stock, Series F and the 5.49% Cumulative Preferred Stock, Series G.

Dividends. Dividends on the Series I Preferred Stock are payable when, as, and if declared by our board of directors or a duly authorized committee of our board, from the date of issuance to, but excluding, April 30, 2018 at a rate of 7.90% per annum, payable semi-annually, in arrears, on April 30 and October 30 of each year, beginning on October 30, 2008. From and including April 30, 2018, dividends will be paid when, as, and if declared by our board of directors or such committee thereof at a floating rate equal to three-month LIBOR plus a spread of 3.47% per annum, payable quarterly, in arrears, on January 30, April 30, July 30 and October 30 of each year. Dividends on the Series I Preferred Stock are neither mandatory nor cumulative.

We may not declare or pay or set apart for payment full dividends on any series of preferred stock ranking, as to dividends, equally with or junior to the Series I Preferred Stock unless we have previously declared and paid or set apart for payment, or we contemporaneously declare and pay or set apart for payment, full dividends on the Series I Preferred Stock for the most recently completed dividend period. When dividends are not paid in full on the Series I Preferred Stock and any series of preferred stock ranking equally as to dividends, all dividends upon the Series I Preferred Stock and such equally ranking series will be declared and paid pro rata.

Unless we have paid or declared and set aside for payment full dividends on the Series I Preferred Stock for the most recently completed dividend period, we will not:

•	declare or make any dividend payment or distribution on any junior ranking stock, other than a dividend paid in junior ranking stock, or

•	redeem, purchase, otherwise acquire or set apart money for a sinking fund for the redemption of any junior or equally ranking stock, except by conversion into or exchange for junior ranking stock.

Subject to the conditions described above, and not otherwise, dividends (payable in cash, stock, or otherwise), as may be determined by our board of directors or a duly authorized committee of our board, may be declared and paid on our common stock and any other stock ranking equally with or junior to the Series I Preferred Stock from time to time out of any assets legally available for such payment, and the holders of the Series I Preferred Stock will not be entitled to participate in those dividends.

Rights Upon Liquidation. In the event we liquidate, dissolve or wind-up our business and affairs, either voluntarily or involuntarily, holders of the Series I Preferred Stock will be entitled to receive liquidating distributions of $10,000 per share (equivalent of $1,000 per depositary share), plus any declared and unpaid dividends, without accumulation of undeclared dividends, before we make any distribution of assets to the holders of our common stock or any other class or series of shares ranking junior to the Series I Preferred Stock. If we fail to pay in full all amounts payable with respect to the Series I Preferred Stock and any stock having the same rank as the Series I Preferred Stock, the holders of the Series I Preferred Stock and of that other stock will share in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After the holders of the Series I Preferred Stock and any stock having the same rank as the Series I Preferred Stock are paid in full, they will have no right or claim to any of our remaining assets. Neither the sale of all or substantially all of our property or business nor a merger or consolidation by us with any other entity will be considered a dissolution, liquidation or winding-up of our business or affairs.

Redemption. The Series I Preferred Stock may redeemed on any dividend payment date on or after April 30, 2018, in whole or in part, at a redemption price equal to $10,000 per share plus any declared and unpaid dividends.

Voting Rights. The Series I Preferred Stock has no voting rights except as provided below or as otherwise required by law.

Whenever dividends payable on the shares of Series I Preferred Stock have not been paid for three or more semi-annual or six or more quarterly dividend periods, whether or not consecutive, the authorized number of our directors will automatically be increased by two. The holders of the Series I Preferred Stock will have the right, with holders of any other equally ranked series of preferred stock that have similar voting rights and on which dividends likewise have not been paid, voting together as a class, to elect two directors to fill such newly created directorships at our next annual meeting of stockholders and at each of our subsequent annual meetings until full dividends have been paid on the Series I Preferred Stock for at least two semi-annual or four quarterly consecutive dividend periods, as applicable. At that point the right to elect directors terminates, and the terms of office of the two directors so elected will terminate immediately.

Holders of Series I Preferred Stock, together with holders of such other preferred stock entitled to elect preferred directors, voting together as a class, may remove and replace either of the directors they elected. If the office of either such director becomes vacant for any reason other than removal, the remaining director may choose a successor who will hold office for the unexpired term of the vacant office.

We will not, without the vote of the holders of at least 66 2/3% in voting power of the Series I Preferred Stock together with any preferred stock entitled to vote thereon voting as a class,

•

authorize, create or issue any of our capital stock ranking, as to dividends or upon liquidation, dissolution or winding up, senior to the Series I Preferred Stock, or reclassify any of our authorized capital stock into any such shares of such capital stock, or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or

•

amend, alter or repeal the certificate of designations for the Series I Preferred Stock, or our certificate of incorporation, whether by merger, consolidation or otherwise, in a way that adversely affects the powers, preferences or special rights of the Series I Preferred Stock.

Any

•	increase in the amount of authorized common or preferred stock; or

•	increase or decrease in the number of shares of any series of preferred stock; or

•	authorization, creation and issuance of other classes or series of stock;

in each case ranking equally with or junior to the Series I Preferred Stock will not be deemed to adversely affect such powers, preferences or special rights.

Each share of Series I Preferred Stock will have one vote (equivalent to 1/10th of a vote per depositary share) whenever it is entitled to voting rights.

“Mirror” Preferred Stock

On May 30, 2008, we completed the acquisition of Bear Stearns, and now hold 100% of its common stock. In an effort to simplify our capital structure and that of our subsidiaries and for corporate reorganizational and other planning purposes, on July 15, 2008, each share of Bear Stearns’ 6.15% Cumulative Preferred Stock, Series E, 5.72% Cumulative Preferred Stock, Series F and 5.49% Cumulative Preferred Stock, Series G (collectively, the “Bear Stearns Preferred Stock”) was converted into a newly issued share of our preferred stock having substantially identical terms to the corresponding series of Bear Stearns Preferred Stock (such newly issued stock, collectively, the “Mirror Preferred Stock”).

The Mirror Preferred Stock comprises three series of preferred stock, $1.00 par value: the 6.15% Cumulative Preferred Stock, Series E (“Series E Mirror Preferred”), the 5.72% Cumulative Preferred Stock, Series F (“Series F Mirror Preferred”) and the 5.49% Cumulative Preferred Stock, Series G (“Series G Mirror Preferred). We have issued 818,113 shares of Series E Mirror Preferred, 428,825 shares of Series F Mirror Preferred and 511,169 shares of Series G Mirror Preferred. Each series of Mirror Preferred Stock has a liquidation preference of $200 per share. Shares of Mirror Preferred Stock are represented by depositary shares, each representing a one-fourth interest in a share of preferred stock of the applicable series.

General. Each series of Mirror Preferred Stock on the date of original issue ranked on a parity as to payment of dividends and distribution of assets upon our dissolution, liquidation or winding up with each other outstanding series of Mirror Preferred Stock and each other currently outstanding series of preferred stock, including the Series I Preferred Stock. Each series of Mirror Preferred Stock ranks prior to our common stock. No shares of any series of Mirror Preferred Stock are convertible into common stock.

Dividends and Distributions

Series E Mirror Preferred. The holders of shares of the Series E Mirror Preferred, in preference to the holders of shares of common stock and any other capital stock ranking junior to such preferred stock as to the payment of dividends shall be entitled to receive, when, as and if declared by the board of directors out of our net profits or net assets legally available for the payment of dividends, cumulative cash dividends in the amount of $12.30 per annum, and no more, in equal quarterly payments on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2008 (for the period from July 15, 2008 through October 14, 2008). Dividends will be payable to the holders of record at the close of business on such date, no less than 15 days nor more than 60 days prior to a dividend payment date, as may be determined by the board of directors or a duly authorized committee thereof.

Series F Mirror Preferred. The holders of shares of the Series F Mirror Preferred, in preference to the holders of shares of common stock and any other capital stock ranking junior to such preferred stock as to the payment of dividends shall be entitled to receive, when, as and if declared by the board of directors out of our net profits or net assets legally available for the payment of dividends, cumulative cash dividends in the amount of $11.44 per annum, and no more, in equal quarterly payments on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2008 (for the period from July 15, 2008 through October 14, 2008). Dividends will be payable to the holders of record at the close of business on such date, no less than 15 days nor more than 60 days prior to a dividend payment date, as may be determined by the board of directors or a duly authorized committee thereof.

Series G Mirror Preferred. The holders of shares of the Series G Mirror Preferred, in preferences to the holders of shares of common stock and any other capital stock ranking junior to such preferred stock as to the payment of dividends shall be entitled to receive, when, as and if declared by the board of directors out of our net profits or net assets legally available for the payment of dividends, cumulative cash dividends in the amount of $10.98 per annum, in equal quarterly payments on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2008 (for the period from July 15, 2008 through October 14, 2008). Dividends will be payable to the holders of record at the close of business on such date, no less than 15 days nor more than 60 days prior to a dividend payment date, as may be determined by the board of directors or a duly authorized committee thereof.

Dividends payable on each series of Mirror Preferred Stock began to accrue and are cumulative from July 15, 2008. The amount of dividends payable for any period shorter than a full quarterly dividend period will be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends will not bear interest. Dividends paid on the shares of each series of Mirror Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

Whenever quarterly dividends payable on shares of a series of Mirror Preferred Stock are in arrears, thereafter and until all accrued but unpaid dividends, whether or not declared, on the outstanding shares of such series of Mirror Preferred Stock have been paid in full or declared and set apart for payment, we will not: (i) declare or pay dividends, or make any other distribution, on any shares of common stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to such series of Mirror Preferred Stock (“Junior Stock”), other than dividends or distributions payable in Junior Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with such series of Mirror Preferred Stock (“Parity Stock”), other than dividends or distributions payable in Junior Stock, and other than dividends paid ratably on such series of Mirror Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock, provided that we may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (iv) redeem or purchase or otherwise acquire for consideration any shares of such series of Mirror Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the board of directors) to all holders of such shares upon such terms as the board of directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

Liquidation Rights. Upon any liquidation, dissolution or winding up of us, no distribution will be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of each series of Mirror Preferred Stock shall have received $200 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Mirror Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

Neither the consolidation, merger or other business combination of us with or into any other individual, firm, corporation or other entity nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Company will be deemed to be a liquidation, dissolution or winding up of us.

Redemption. We, at our option, may redeem shares of the Mirror Preferred Stock, as a whole or in part, at any time or from time to time, at a price of $200 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption.

Voting Rights. Holders of Mirror Preferred Stock have no voting rights except as set forth below or as otherwise from time to time required by law.

Whenever dividends payable on the shares of any series of Mirror Preferred Stock or any other class or series of stock ranking on a parity with such series of Mirror Preferred Stock with respect to the payment of dividends shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters or more, the holders of outstanding shares of such series of Mirror Preferred Stock (voting together as a class with all other series of parity preferred stock upon which like voting rights have been conferred and are exercisable) (collectively, the “Defaulted preferred stock”) shall have the right to vote for the election of two additional directors (the “Special Election Right”) at the next annual meeting of stockholders and at each subsequent meeting until all dividends accumulated on such series of Mirror Preferred Stock have been fully paid or set apart for payment. The term of office of all directors elected by the holders of shares of such series of Mirror Preferred Stock shall terminate immediately upon the termination of the right of the holders of such series of Mirror Preferred Stock to vote for directors. Whenever the shares of such series of Mirror Preferred Stock become entitled to vote, each holder of such series of Mirror Preferred Stock will have one vote for each share held.

The Special Election Right also may be exercised at any special meeting of the holders of the Defaulted preferred stock called for that purpose or at any adjournment thereof, or by the written consent, delivered to our Corporate Secretary, of the holders of a majority of all outstanding shares of Defaulted preferred stock. So long as the Special Election Right continues, our Corporate Secretary may call, and within 30 days after delivery to the Corporate Secretary at our principal office of a written request from the holders of a majority of the outstanding shares of Defaulted preferred stock, the Corporate Secretary will be required to call, a special meeting of the holders of such shares for the purpose of exercising the Special Election Right; provided, however, that no such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof.

If a vacancy occurs among the directors elected by the holders of the Defaulted preferred stock as a class, the remaining director who has been so elected may appoint a successor to hold office for the unexpired portion of the term of the director whose place is vacant. If both directors so elected cease to serve as directors before their terms expire, the holders of the Defaulted preferred stock then outstanding and entitled to vote for such directors may, by written consent as described above, or at a special meeting of such holders called as described above, elect successors, to hold office for the unexpired portion of the terms of the directors whose places are vacant.

So long as any shares of any series of Mirror Preferred Stock remain outstanding, we shall not, without the consent of the holders of at least two-thirds of the shares of such series of Mirror Preferred Stock outstanding at the time (voting together as a class with all other series of parity preferred stock upon which like voting rights have been conferred and are exercisable), (i) issue or increase the authorized amount of any class or series ranking senior to such series of Mirror Preferred Stock as to dividends or upon liquidation, dissolution or winding up, or (ii) amend, alter or repeal the provisions of our certificate of incorporation or the resolutions contained in the certificate of designations relating to such mirror preferred stock, whether by merger, consolidation or otherwise, so as to materially and adversely affect any power, preference or special right of the shares of such series of Mirror Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized common stock or authorized preferred stock, any increase or decrease in the number of shares of any series of preferred stock or the creation and issuance of common stock or other series of preferred stock, in each case ranking on a parity with or junior to the shares of such series of Mirror Preferred Stock as to dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect the powers, preferences or special rights of the shares of such series of Mirror Preferred Stock.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of such series of Mirror Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such a redemption.

Depositary Shares

We have issued depositary shares representing proportional fractional interests in shares of the Series I Preferred Stock (“Series I Depositary Shares”) and of the Mirror Preferred Stock (“Mirror Depositary Shares”).

Series I Depositary Shares

Each Series I Depositary Share represents a one-tenth interest in a share of the Series I Preferred Stock, and is evidenced by depositary receipts. We have deposited the underlying shares of the Series I Preferred Stock with a depository pursuant to a deposit agreement among us, Mellon Investor Services LLC, acting as depository, and the holders from time to time of the depositary receipts. Subject to the terms of the deposit agreement, the Series I Depositary Shares are entitled to all the rights and preferences of the Series I Preferred Stock, as applicable, in proportion to the applicable fraction of a share of Series I Preferred Stock those Series I Depositary Shares represent.

In this prospectus supplement, references to “holders” of Series I Depositary Shares mean those who have Series I Depositary Shares registered in their own names on the books maintained by the depository and not indirect holders who own beneficial interests in Series I Depositary Shares registered in the street name of, or issued in book-entry form through, The Depository Trust Company, or “DTC.”

Dividends and Other Distributions. Each dividend payable on a Series I Depositary Share will be in an amount equal to one-tenth of the dividend declared and payable on the related share of the Series I Preferred Stock.

The depository will distribute all dividends and other cash distributions received on the Series I Preferred Stock to the holders of record of the depositary receipts in proportion to the number of Series I Depositary Shares held by each holder. In the event of a distribution other than in cash, the depository will distribute property received by it to the holders of record of the depositary receipts as nearly as practicable in proportion to the number of Series I Depositary Shares held by each holder, unless the depository determines that this distribution is not feasible, in which case the depository may, with our approval, adopt a method of distribution that it deems practicable, including the sale of the property and distribution of the net proceeds of that sale to the holders of the depositary receipts.

Record dates for the payment of dividends and other matters relating to the Series I Depositary Shares will be the same as the corresponding record dates for the related shares of Series I Preferred Stock.

The amount paid as dividends or otherwise distributable by the depository with respect to the depositary shares or the underlying Series I Preferred Stock will be reduced by any amounts required to be withheld by us or the depository on account of taxes or other governmental charges. The depository may refuse to make any payment or distribution, or any transfer, exchange, or withdrawal of any Series I Depositary Shares or the shares of the Series I Preferred Stock until such taxes or other governmental charges are paid.

Redemption of Depositary Shares. If we redeem the Series I Preferred Stock, in whole or in part, Series I Depositary Shares also will be redeemed with the proceeds received by the depository from the redemption of the Series I Preferred Stock held by the depository. The redemption price per Series I Depositary Share will be one-tenth of the redemption price per share payable with respect to the Series I Preferred Stock, plus any declared and unpaid dividends, without accumulation of undeclared dividends.

If we redeem shares of the Series I Preferred Stock held by the depository, the depository will redeem, as of the same redemption date, the number of depositary shares representing those shares of the Series I Preferred Stock so redeemed. If we redeem less than all of the outstanding Series I Depositary Shares, the depository will select by lot or pro rata as may be determined by the depository to be equitable, those Series I Depositary Shares to be redeemed. The depository will mail notice of redemption to record holders of the depositary receipts not less than 30 and not more than 60 days prior to the date fixed for redemption of the Series I Preferred Stock and the related Series I Depositary Shares.

Voting the Preferred Stock. Because each Series I Depositary Share represents a one-tenth interest in a share of the Series I Preferred Stock, holders of depositary receipts will be entitled to one-tenth of a vote per Series I Depositary Share under those limited circumstances in which holders of the Series I Preferred Stock are entitled to a vote.

When the depository receives notice of any meeting at which the holders of the Series I Preferred Stock are entitled to vote, the depository will mail the information contained in the notice to the record holders of the Series I Depositary Shares relating to the Series I Preferred Stock. Each record holder of the Series I Depositary Shares on the record date, which will be the same date as the record date for the Series I Preferred Stock, may instruct the depository to vote the amount of the Series I Preferred Stock represented by the holder’s Series I Depositary Shares. To the extent practicable, the depository will vote the amount of the Series I Preferred Stock represented by Series I Depositary Shares in accordance with the instructions it receives. We will agree to take all actions that the depository determines are necessary to enable the depository to vote as instructed. If the depository does not receive specific instructions from the holders of any Series I Depositary Shares representing the Series I Preferred Stock, it will abstain from voting with respect to such shares.

Withdrawal of Preferred Stock. Underlying shares of Series I Preferred Stock may be withdrawn from the depositary arrangement upon surrender of depositary receipts at the depositary’s office and upon payment of the taxes, charges and fees provided for in the deposit agreement. Subject to the terms of the deposit agreement, the holder of depositary receipts will receive the appropriate number of shares of Series I Preferred Stock represented by such Series I Depositary Shares. Only whole shares of Series I Preferred Stock may be withdrawn; if a holder holds an amount other than a whole multiple of 10 Series I Depositary Shares, the depositary will deliver along with the withdrawn shares of Series I Preferred Stock a new depositary receipt evidencing the excess number of Series I Depositary Shares. Holders of withdrawn shares of Series I Preferred Stock will not be entitled to redeposit such shares or to receive Series I Depositary Shares.

Form and Notices. The Series I Preferred Stock is issued in registered form to the depository, and the Series I Depositary Shares are issued in book-entry only form through DTC. The depository will forward to the holders of Series I Depositary Shares all reports, notices, and communications from us that are delivered to the depository and that we are required to furnish to the holders of the Series I Preferred Stock.

Mirror Depositary Shares

Each Mirror Depositary Share represents a one-fourth interest in a share of the Series E Mirror Preferred, Series F Mirror Preferred or Series G Mirror Preferred, as applicable. We have deposited the underlying shares of the Mirror Preferred Stock with a depositary pursuant to deposit agreements among us, Chase Mellon Shareholder Services L.L.C., acting as depositary, and the holders from time to time of the depositary receipts. Each owner of a Mirror Depositary Share is entitled, in proportion to the applicable fractional interest in a share of Mirror Preferred Stock underlying such Mirror Depositary Share, to all the rights and preferences of the fractional share of Mirror Preferred Stock underlying such Mirror Depositary Share (including dividend, voting, redemption and liquidation rights).

Dividends and Other Distributions. The depositary will distribute to the holders of depositary receipts evidencing Mirror Depositary Shares all cash dividends or other cash distributions received in respect of the underlying fractional shares of Mirror Preferred Stock in proportion to their respective holdings of the Mirror Depositary Shares on the relevant record date. However, the depositary will distribute only the amount that can be distributed without attributing to any holder of Mirror Depositary Shares a fraction of one cent, and any balance not so distributed will be held by the depositary (without liability for interest thereon) and will be added to and treated as part of the next sum received by the depositary for distribution to holders of depositary receipts then outstanding.

If we distribute property other than cash in respect of shares of Mirror Preferred Stock deposited under a deposit agreement, the depositary will distribute the property received by it to the record holders of depositary receipts evidencing the Mirror Depositary Shares relating to those shares of Mirror Preferred Stock, in proportion, as nearly as may be practicable, to their respective holdings of the Mirror Depositary Shares on the relevant record date, unless the depositary determines that it is not feasible to make such a distribution, in which case the depositary may, with our approval, adopt such method as it deems equitable and practicable to give effect to the distribution, including the sale of the property so received and distribution of the net proceeds from such sale to the holders of the depositary receipts.

Each deposit agreement also contains provisions relating to the manner in which any subscription or similar right offered by us to holders of the Mirror Preferred Stock deposited under such deposit agreement will be made available to holders of Mirror Depositary Shares.

Redemption of Depositary Shares. If the shares of Mirror Preferred Stock deposited under a deposit agreement are subject to redemption, in whole or in part, then, upon any such redemption, the Mirror Depositary Shares relating to those deposited shares will be redeemed from the proceeds received by the depositary as a result of the redemption. Whenever we redeem shares of Mirror Preferred Stock held by a depositary, the depositary will redeem as of the same redemption date the number of depositary shares representing the shares of Mirror Preferred Stock so redeemed. The depositary will mail the notice of redemption not less than 20 and not more than 50 days prior to the date fixed for redemption to the record holders of the Mirror Depositary Shares to be so redeemed. The redemption price per Mirror Depositary Share will be equal to the applicable fraction of the per share redemption price of the Mirror Preferred Stock underlying such Mirror Depositary Share. If less than all the Mirror Depositary Shares are to be redeemed, the Mirror Depositary Shares to be redeemed will be selected by lot or pro rata as may be determined by the depositary.

If notice of redemption shall have been given as described above, from and after the date fixed for redemption, unless we shall have failed to redeem the shares of Mirror Preferred Stock so called for redemption, the Mirror Depositary Shares so called for redemption will no longer be deemed to be outstanding, and all rights of the holders of such Mirror Depositary Shares will cease, except for the right to receive the monies payable upon such redemption and any money or other property to which the holders of such Mirror Depositary Shares were entitled upon such redemption, upon surrender to the depositary of the depositary receipts evidencing such Mirror Depositary Shares.

Voting Rights. As soon as practicable after receipt of notice of any meeting at which the holders of shares of Mirror Preferred Stock deposited under a deposit agreement are entitled to vote, the depositary will mail the information contained in that notice of meeting (and any accompanying proxy materials) to the holders of the Mirror Depositary Shares relating to such Mirror Preferred Stock as of the record date for such meeting. Each such holder will be entitled, subject to any applicable restrictions, to instruct the depositary as to the exercise of the voting rights of the Mirror Preferred Stock represented by such holder’s Mirror Depositary Shares. The depositary will endeavor, insofar as practicable, to vote the Mirror Preferred Stock represented by those Mirror Depositary Shares in accordance with the holder’s instructions, and we will agree to take all action deemed necessary by the depositary to enable the depositary to do so. The depositary will abstain from voting shares of Mirror Preferred Stock deposited under a deposit agreement as to which it has not received specific instructions from the holders of the Mirror Depositary Shares representing those shares.

Withdrawal of Stock. Upon surrender of depositary receipts at the principal office of the depositary (unless the Mirror Depositary Shares evidenced thereby have previously been called for redemption), and subject to the terms of the related deposit agreement, the owner of the Mirror Depositary Shares evidenced thereby shall be entitled to delivery of whole shares of Mirror Preferred Stock and all money and other property, if any, represented by those Mirror Depositary Shares. Fractional shares of Mirror Preferred Stock will not be delivered. If the depositary receipts surrendered by the holder evidence Mirror Depositary Shares in excess of those representing the number of whole shares of Mirror Preferred Stock to be withdrawn, the depositary will deliver to the holder at the same time a new depositary receipt evidencing the Mirror Depositary Shares. Holders of shares of Mirror Preferred Stock thus withdrawn will not thereafter be entitled to deposit such shares under a deposit agreement or to receive Mirror Depositary Shares therefor. We do not expect that there will be any public trading market for the Mirror Preferred Stock, except as represented by Mirror Depositary Shares.

Amendment and Termination of the Deposit Agreement. The form of depositary receipt evidencing any Mirror Depositary Shares and any provision of a deposit agreement may at any time and from time to time be amended by agreement between us and the depositary. However, any amendment that materially and adversely alters the rights of the existing holders of Mirror Depositary Shares will not be effective unless and until approved by the holders of at least a majority of the Mirror Depositary Shares then outstanding under that deposit agreement. Each deposit agreement provides that each holder of Mirror Depositary Shares who continues to hold those Mirror Depositary Shares at the time an amendment becomes effective will be deemed to have consented to the amendment and will be bound thereby. Except as may be necessary to comply with any mandatory provisions of applicable law, no amendment may impair the right, subject to the terms of the related deposit agreement, of any holder of any Mirror Depositary Shares to surrender the depositary receipt evidencing those Mirror Depositary Shares to the depositary together with instructions to deliver to the holder the whole shares of Mirror Preferred Stock represented by the surrendered Mirror Depositary Shares and all money and other property, if any, represented thereby. A deposit agreement may be terminated by the Company or the depositary only if (i) all outstanding Mirror Depositary Shares issued thereunder have been redeemed or (ii) there has been a final distribution in respect of the Mirror Preferred Stock relating to those Mirror Depositary Shares in connection with any liquidation, dissolution or winding up of us and the amount received by the depositary as a result of that distribution has been distributed by the depositary to the holders of those Mirror Depositary Shares.

Charges of Depositary. We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. We will pay charges of any depositary in connection with the initial deposit of Mirror Preferred Stock and the initial issuance of the relevant Mirror Depositary Shares and any redemption of such Mirror Preferred Stock. Holders of Mirror Depositary Shares will pay any other taxes and charges incurred for their accounts as are provided in the relevant deposit agreement.

Miscellaneous. Each depositary will forward to the holders of Mirror Depositary Shares issued by that depositary all reports and communications from us that are delivered to the depositary and that we are required to furnish to the holders of the Mirror Preferred Stock held by the depositary. In addition, the depositary will make available for inspection by the holders of those Mirror Depositary Shares, at its principal office and at such other places as it may from time to time deem advisable, all reports and communications received from us that are received by the depositary as the holder of Mirror Preferred Stock.

Neither the depositary nor we will assume any obligation or will be subject to any liability under a deposit agreement to holders of the Mirror Depositary Shares other than for our negligence or willful misconduct. Neither the depositary nor we will be liable if we are prevented or delayed by law or any circumstance beyond our control in performing our obligations under a deposit agreement. Our obligations and those of the depositary under a deposit agreement are limited to performance in good faith of our duties thereunder, and we will not be obligated to prosecute or defend any legal proceeding in respect of any Mirror Depositary Shares or Mirror Preferred Stock unless satisfactory indemnity is furnished. We and the depositary may rely on written advice of counsel or accountants, on information provided by persons presenting Mirror Preferred Stock for deposit, holders of Mirror Depositary Shares or other persons believed in good faith to be competent to give such information and on documents believed to be genuine and to have been signed or presented by the proper party or parties.

Resignation and Removal of Depositary. The depositary may resign at any time by delivering to us notice of its election to do so, and we may at any time remove the depositary, any such resignation or removal to take effect upon the appointment of a successor depositary and its acceptance of such appointment. Such successor depositary must be appointed within 60 days after delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000.

BOOK-ENTRY ISSUANCE

We have issued some series of the various securities as global securities (the “global securities”). We deposited each global security with, or on behalf of, The Depository Trust Company (“DTC”), as depositary, or its nominee and registered it in the name of a nominee of DTC. Except under the limited circumstances described below, global securities are not exchangeable for certificated securities.

Only institutions that have accounts with DTC or its nominee (“participants”) or persons that may hold interests through participants may own beneficial interests in a global security. DTC will maintain records evidencing ownership of beneficial interests by participants in the global securities and transfers of those ownership interests. Participants maintain records evidencing ownership of beneficial interests in the global securities by persons that hold through those participants and transfers of those ownership interests within those participants. DTC has no knowledge of the actual beneficial owners of the securities. You will not receive written confirmation from DTC of your purchase, but we do expect that you will receive written confirmations providing details of the transaction, as well as periodic statements of your holdings from the participant through which you entered the transaction. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of those securities in certificated form. Those laws may impair your ability to transfer beneficial interests in a global security.

DTC has advised us that upon the issuance of a global security and the deposit of that global security with DTC, DTC will immediately credit, on its book-entry registration and transfer system, the respective principal amounts or number of shares represented by that global security to the accounts of its participants.

We will make payments on securities represented by a global security to DTC or its nominee, as the case may be, as the registered owner and holder of the global security representing those securities. DTC has advised us that upon receipt of any payment on a global security, DTC will immediately credit accounts of participants with payments in amounts proportionate to their respective beneficial interests in that security, as shown in the records of DTC. Standing instructions and customary practices will govern payments by participants to owners of beneficial interests in a global security held through those participants, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name.” Those payments will be the sole responsibility of those participants, subject to any statutory or regulatory requirements in effect from time to time.

None of JPMorgan Chase, the trustees nor any of our respective agents will have any responsibility or liability for any aspect of the records of DTC, any nominee or any participant relating to, or payments made on account of, beneficial interests in a global security or for maintaining, supervising or reviewing any of the records of DTC, any nominee or any participant relating to those beneficial interests.

A global security is exchangeable for certificated securities registered in the name of a person other than DTC or its nominee only if:

•	DTC notifies us that it is unwilling or unable to continue as Depositary for that global security or DTC ceases to be registered under the Securities Exchange Act of 1934;

•	we determine in our discretion that the global security will be exchangeable for certificated securities in registered form; or

•

if applicable to the particular type of security, there has occurred and is continuing an event of default or an event which, with notice or the lapse of time or both, would constitute an event of default under the securities.

The registrar will register the certificated securities in the name or names instructed by DTC. We expect that those instructions may be based upon directions received by DTC from its participants with respect to ownership of beneficial interests in the global security. In the case of global debt securities, we will make payment of any principal and interest on the certificated securities and will register transfers and exchanges of those certificated securities at the corporate trust office of the respective transfer agent and registrar in the Borough of Manhattan, The City of New York. However, we may elect to pay interest by check mailed to the address of the person entitled to that interest payment as of the record date, as shown on the register for the securities.

Except as provided above, as an owner of a beneficial interest in a global security, you will not be entitled to receive physical delivery of securities in certificated form and will not be considered a holder of securities for any purpose under the indentures. No global security will be exchangeable except for another global security of like denomination and tenor to be registered in the name of DTC or its nominee. Accordingly, you must rely on the procedures of DTC and the participant through which you own your interest to exercise any rights of a holder under the global security or the applicable indenture.

We understand that, under existing industry practices, in the event that we request any action of holders, or an owner of a beneficial interest in a global security desires to take any action that a holder is entitled to take under the securities or the indentures, DTC would authorize the participants holding the relevant beneficial interests to take that action, and those participants would authorize beneficial owners owning through those participants to take that action or would otherwise act upon the instructions of beneficial owners owning through them.

DTC has advised us that DTC is a limited purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the U.S. Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered under the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilitates the clearance and settlement of securities transactions among its participants in deposited securities, such as transfers and pledges, through electronic computerized book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to DTC’s system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.

Investors may elect to hold interests in securities outside the United States through Clearstream Banking, société anonyme (“Clearstream”) or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), if they are participants in those systems, or indirectly through organizations that are participants in those systems. Clearstream and Euroclear will hold interests on behalf of their participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries. Those depositaries in turn hold those interests in customers’ securities accounts in the depositaries’ names on the books of DTC.

Clearstream has advised us that it is incorporated under the laws of Luxembourg as a bank. Clearstream holds securities for its customers and facilitates the clearance and settlement of securities transactions between its customers through electronic book-entry changes in their accounts. Clearstream provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 30 countries through established depository and custodial relationships. As a bank, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector, also known as the Commission de Surveillance du Secteur Financier and the Luxembourg Central Bank. Clearstream customers are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Its customers in the United States are limited to securities brokers and dealers and banks. Indirect access to Clearstream is also available to other institutions such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with the customer.

Distributions with respect to global securities held beneficially through Clearstream will be credited to cash accounts of Clearstream customers in accordance with its rules and procedures, to the extent received by the U.S. depositary for Clearstream.

Euroclear has advised us that it was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear provides various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries. Euroclear is operated by Euroclear Bank S.A./N.V. Euroclear Clearance Systems S.C. establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

Distributions with respect to interests in global securities held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with Euroclear’s terms and conditions and operating procedures and applicable Belgian law, to the extent received by the U.S. depositary for Euroclear.

Global Clearance and Settlement Procedures

Unless otherwise specified with respect to a particular series of global securities, initial settlement for global securities will be made in immediately available funds. DTC participants will conduct secondary market trading with other participants in the ordinary way in accordance with DTC rules. Thereafter, secondary market trades will settle in immediately available funds using DTC’s same day funds settlement system.

If the prospectus supplement specifies that interests in the global securities may be held through Clearstream or Euroclear, Clearstream customers and/or Euroclear participants will conduct secondary market trading with other Clearstream customers and/or Euroclear participants in the ordinary way in accordance with the applicable rules and operating procedures of Clearstream and Euroclear. Thereafter, secondary market trades will settle in immediately available funds.

Cross-market transfers between persons holding directly or indirectly through DTC participants on the one hand, and directly or indirectly through Clearstream customers or Euroclear participants, on the other, will be effected in DTC in accordance with DTC’s rules on behalf of the relevant European international clearing system by the U.S. depositary for that system; however, those cross-market transactions will require delivery by the counterparty in the relevant European international clearing system of instructions to that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the U.S. depositary for that system to take action to effect final settlement on its behalf by delivering or receiving interests in global securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream customers and Euroclear participants may not deliver instructions directly to DTC.

Because of time-zone differences, credits of interests in global securities received in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and will be credited the business day following the DTC settlement date. Those credits or any transactions in global securities settled during that processing will be reported to the relevant Euroclear participants or Clearstream customers on that business day. Cash received in Clearstream or Euroclear as a result of sales of interests in global securities by or through a Clearstream customer or a Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

Although DTC, Clearstream and Euroclear have agreed to the procedures described above in order to facilitate transfers of interests in global securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform those procedures and those procedures may be discontinued at any time.

PLAN OF DISTRIBUTION

This prospectus may be used by affiliates of JPMorgan Chase, including J.P. Morgan Securities Inc. and Bear, Stearns and Co. Inc., and in connection with offers and sales related to market-making transactions in the debt securities, preferred stock or depositary shares of JPMorgan Chase. These affiliates of JPMorgan Chase may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. JPMorgan Chase will not receive any of the proceeds of such sales. These affiliates of JPMorgan Chase do not have any obligation to make a market in the debt securities, common stock, preferred stock or depositary shares of JPMorgan Chase, and may discontinue their market-making activities at any time with notice, in their sole discretion.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) of JPMorgan Chase & Co. incorporated in this prospectus by reference to JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2007 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements and the related financial statement schedule of Bear Stearns, incorporated herein by reference from JPMorgan Chase’s Current Report on Form 8-K dated April 16, 2008, as amended by JPMorgan Chase’s Current Report on Form 8-K/A filed May 6, 2008, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference (which reports express unqualified opinions on the consolidated financial statements and the financial statement schedule and include explanatory paragraphs referring to substantial doubt about Bear Stearns’ ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140” and Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”). Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

With respect to the unaudited interim financial information of Bear Stearns for the three-month periods ended February 29, 2008 and February 28, 2007, which is incorporated herein by reference from JPMorgan Chase’s Current Report on Form 8-K dated April 16, 2008, as amended by JPMorgan Chase’s Current Report on Form 8-K/A filed May 6, 2008, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report incorporated herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not “reports” or a “part” of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

LEGAL OPINIONS

Neila Radin, Esq. has provided an opinion regarding the validity of the securities referenced herein, with the exception of the Heritage Bear Stearns Debt Securities. Cadwalader, Wickersham & Taft LLP has provided an opinion regarding the validity of the Heritage Bear Stearns Debt Securities.

PROSPECTUS SUPPLEMENT

JPMORGAN CHASE & CO.

Debt Securities

Affiliates of JPMorgan Chase & Co., including J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., may use this prospectus supplement and any related pricing supplement, prospectus supplement or prospectus in connection with offers and sales in the secondary market of the Securities (as defined herein). These affiliates may act as principal or agent in those transactions. Secondary market sales made by them will be made at prices related to prevailing market prices at the time of sale. The Securities were originally offered pursuant to the prospectuses, as supplemented, as referenced under the caption “The Securities” below. References to The Bear Stearns Companies Inc. or the Company in the related pricing supplements, prospectus supplements and prospectuses under which the Securities were originally issued refer to JPMorgan Chase & Co., where applicable.

THE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL AGENCY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR ANY RELATED PRICING SUPPLEMENT, PROSPECTUS SUPPLEMENT OR PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING YOUR INVESTMENT DECISION, YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND ANY RELATED PRICING SUPPLEMENT, PROSPECTUS SUPPLEMENT OR PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH ANY OTHER INFORMATION.

WE ARE OFFERING TO SELL THESE SECURITIES ONLY IN PLACES WHERE SALES ARE PERMITTED.

The date of this Prospectus Supplement is August 1, 2008.

THE SECURITIES

This prospectus supplement supplements each prospectus, as supplemented, relating to the debt securities listed below that were originally issued by The Bear Stearns Companies Inc. (the “Securities”). On July 31, 2008 JPMorgan Chase & Co. assumed The Bear Stearns Companies Inc.’s liabilities and obligations as issuer of the following securities:

Issued pursuant to Registration Statement No. 333-136666: the $3,300,000 Medium-Term Notes, Series B, Linked to the Performance of the Dow Jones-AIG Commodities IndexSM, Due August 28, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated August 23, 2006; $8,060,000 Principal Protected 1.30% Coupon Notes Linked to the Dow Jones—AIG Commodity IndexSM, Due August 31, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated August 29, 2006; $38,500,000 Medium-Term Notes, Linked to the Performance of the U.S. Adagio Strategy Index Due October 14, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated October 10, 2006; $3,250,000 Accelerated Market Participation Securities Linked to the ISE-CCM Homeland Security Index, Due May 22, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated November 17, 2006; $24,000,000 Medium-Term Notes, Linked to the Performance of the U.S. Adagio Strategy Index Due December 28, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated December 28, 2006; $2,500,000 100% Principal Protected Notes, Linked to a Basket of B.R.I.C. Currencies Against the U.S. Dollar Due December 22, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated December 6, 2006; $6,250,000 Principal Protected Notes, Linked to the Strengthening of the Brazilian Real, Russian Ruble, Indian Rupee and Chinese Yuan Exchange Rates against the U.S. Dollar, Due January 29, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 29, 2007; $2,500,000 3 Year Medium-Term Notes, Linked to the Outperformance of the ISE SINdex® Index Relative to the Standard and Poor’s S&P 500®, Due January 29, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 31, 2007; $14,000,000 Medium-Term Notes, Accelerated Market Participation Securities Linked to the Performance of the U.S. Adagio Strategy Index Due February 26, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 23, 2007; $3,000,000 3 Year Medium-Term Notes, Linked to the Outperformance of the Russell 1000® Growth Index Relative to the Russell 1000® Value Index Due January 31, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 30, 2007; $1,036,000 Medium-Term Notes, Linked to the Performance of the S&P MidCap 400® Index Due January 30, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 30, 2007; $1,125,000 Medium-Term Notes, Linked to the Performance of the Russell 2000® Index Due January 30, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 30, 2007; $2,000,000 Accelerated Market Participation Securities Linked to the PHLX Oil Service SectorSM Index, Due September 5, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated March 2, 2007; $4,744,000 Accelerated Market Participation Securities Linked to the PHLX Oil Service SectorSM Index, Due August 27, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 22, 2007; $6,300,000 Medium-Term Notes, Linked to a Portfolio of Assets Due October 18, 2012, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated April 13, 2007; $10,400,000 Medium-Term Notes, Linked to a Portfolio of Indices and Index Funds Due May 11, 2012, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated May 9, 2007; $33,000,000 Accelerated Market Participation Securities Linked to the Nikkei 225SM, Due November 28, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated May 29, 2007; $25,003,000 Medium-Term Notes, Linked to an Equity Index Portfolio Due June 27, 2011, issued pursuant to the

Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated June 22, 2007; $6,200,000 Strategic Upside Market Mitigating Index Term Securities (“SUMMITS”) Linked to a Portfolio of Indices, due June 30, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated June 27, 2007; $2,000,000 Medium-Term Notes, Linked to an Equity Index Portfolio Due January 6, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated June 29, 2007; $765,000 Reverse Convertible Notes 14.00% Coupon Per Annum, Due July 7, 2008 Linked to the American Depositary Receipts of Companhia Vale do Rio Doce Reverse Convertible Notes, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and July 2, 2007; $1,500,000 17-Month 100% Principal Protected “Bronze Medal” Notes Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, or the Nikkei 225 Index Due December 31, 2008, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated July 31, 2007; $1,400,000 Medium-Term Notes, Series B, Linked to the Standard and Poor’s 500 Index® Due March 5, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated August 31, 2007; $2,750,000 Reverse Convertible Notes 4.25% Coupon Per Annum, Due September 29, 2008 Linked to the Common Stock of ArvinMeritor, Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated September 24, 2007; $1,588,000 Medium-Term Notes, Series B Linked to the Standard and Poor’s 500® Index, due May 15, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated November 15, 2007; $2,000,000 Accelerated Market Participation Securities (“AMPS”) Linked to a Portfolio of Indices, due October 26, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated October 24, 2007; $4,500,000 Accelerated Market Participation Securities (“AMPS”) Linked to a Basket of Five International Equity Indices Concentrated in the Pacific Rim, due April 27, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated October 25, 2007; $1,463,000 Medium-Term Notes, Series B, Linked to a Portfolio of Indices Due November 2, 2012, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated November 2, 2007; $7,000,000 Principal Protected Leveraged Lookback Notes, Linked to the Strengthening of the Brazilian Real, Russian Ruble, Indian Rupee and Chinese Yuan Exchange Rates against the U.S. Dollar, Due November 30, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated November 30, 2007; $2,500,000 Medium-Term Notes, Series B Accelerated Market Participation Securities (“AMPS”) Linked to the Philadelphia Housing SectorSM Index, due January 15, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 15, 2008; $1,900,000 Principal Protected Leveraged Lookback Notes, Linked to the Strengthening of the Brazilian Real, Russian Ruble, Indian Rupee and Chinese Yuan Exchange Rates against the U.S. Dollar, Due November 27, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated November 26, 2007; $4,000,000 Medium-Term Notes, Series B Linked to the Standard and Poor’s 500® Index, due January 8, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated December 6, 2007; $7,000,000 Medium-Term Notes, Linked to a Portfolio of Indices Due August 2, 2011, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 31, 2008; $200,000 Principal Protected Notes, Linked to the Strengthening of the Singapore Dollar, South Korean Won, New Taiwan Dollar, Malaysian Ringgit, and Indonesian Rupiah Exchange Rates against the U.S. Dollar, Due February 2, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 31, 2008; $2,400,000 Principal Protected Notes, Linked to the Strengthening of the Brazilian Real, Russian Ruble, Indian Rupee and Chinese Yuan Exchange Rates against the U.S. Dollar, Due February 2, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 31, 2008; $3,000,000 Medium-Term Notes, Series B, Linked to the Standard and Poor’s 500® Index Due January 15, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 15, 2008; $8,000,000 Medium-Term Notes, Series B, Linked to the Standard and Poor’s 500® Index Due

February 2, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 31, 2008; $2,200,000 Reverse Convertible Notes 12.25% Coupon Per Annum, Due February 24, 2009 Linked to the Common Stock of Novartis AG, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 19, 2008; $5,000,000 Medium-Term Notes, Linked to a Portfolio of Indices Due February 29, 2012, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 29, 2008; $2,000,000 Medium-Term Notes, Linked to a Portfolio of Indices Due August 29, 2013, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 29, 2008; $10,400,000 Medium-Term Notes, Series B, Linked to the Standard and Poor’s 500® Index Due March 3, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 29, 2008; $5,700,000 Principal Protected Notes, Linked to the Strengthening of the Brazilian Real, Russian Ruble, Indian Rupee and Chinese Yuan Exchange Rates against the U.S. Dollar, Due March 4, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 29, 2008; $3,000,000 Medium-Term Notes, Series B Accelerated Market Participation Securities (“AMPS”) Linked to the Standard and Poor’s 500® Index, due March 13, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 12, 2008; $200,000,000 BearLinxSM Alerian MLP Select Index ETN, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated December 14, 2007; $140,000 18-Month Range Bound Notes Linked to the common stock of a single Reference Issuer, due August 27, 2009, Linked to CAT, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $300,000 18-Month Range Bound Notes Linked to the common stock of a single Reference Issuer, due August 27, 2009, Linked to XOM, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $500,000 18-Month Range Bound Notes Linked to the common stock of a single Reference Issuer, due August 27, 2009, Linked to GM, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $120,000 18-Month Range Bound Notes Linked to the common stock of a single Reference Issuer, due August 27, 2009, Linked to JPM, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $120,000 18-Month Range Bound Notes Linked to the common stock of a single Reference Issuer, due August 27, 2009, Linked to TGT, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $2,410,000 Accelerated Market Participation Securities Linked to the Nikkei 225SM, due January 11, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated March 11, 2008; $4,252,000 Accelerated Market Participation Securities (“AMPS”) Linked to the Nikkei 225SM Index, due January 19, 2010, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated March 19, 2008; $730,000 Reverse Convertible Notes 10.25% Coupon Per Annum, Due June 12, 2008 Linked to the Class A Common Stock of Google Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated June 12, 2007; $3,250,000 Reverse Convertible Notes 12.25% Coupon Per Annum, Due June 19, 2008 Linked to the Class B Common Stock of Freeport-McMoRan Copper & Gold Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated June 14, 2007; $2,100,000 Reverse Convertible Notes 18.00% Coupon Per Annum, Due July 31, 2008 Linked to the Common Stock of Apple Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 29, 2008; $1,000,000 Reverse Convertible Notes 25.00% Coupon Per Annum, Due September 2, 2008 Linked to the American Depositary Shares of Elan Corporation, plc, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $1,100,000 Reverse Convertible Notes 18.00% Coupon Per Annum, Due September 2, 2008 Linked to the Common Stock of Celgene Corporation, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 27, 2008; $750,000 Reverse Convertible Notes 14.25% Coupon Per Annum, Due September 11, 2008 Linked to the

Common Stock of Intel Corporation, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated March 7, 2008; $750,000 Reverse Convertible Notes 17.80% Coupon Per Annum, Due September 11, 2008 Linked to the Common Stock of JPMorgan Chase & Co., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated March 7, 2008; $500,000 Reverse Convertible Notes 13.60% Coupon Per Annum, Due October 2, 2008 Linked to the American Depositary Shares of América Móvil, S.A.B. de C.V., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated September 27, 2007; $1,280,000 Reverse Convertible Notes 16.00% Coupon Per Annum, Due October 27, 2008 Linked to the American Depositary Shares of China Mobile Limited, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated October 23, 2007; $550,000 Reverse Convertible Notes 10.50% Coupon Per Annum, Due January 23, 2009 Linked to the Common Stock of Caterpillar Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 17, 2008; $3,800,000 Reverse Convertible Notes 14.25% Coupon Per Annum, Due January 23, 2009 Linked to the Common Stock of The Goldman Sachs Group, Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 17, 2008; $920,000 Reverse Convertible Notes 18.40% Coupon Per Annum, Due January 26, 2009 Linked to the Common Stock of Monsanto Company, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 18, 2008; $1,480,000 Reverse Convertible Notes 19.25% Coupon Per Annum, Due January 26, 2009 Linked to the Common Stock of Apple Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated January 18, 2008; $5,100,000 Medium-Term Notes, Series B, Linked to the Standard and Poor’s 500® Index Due February 20, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 21, 2008; $1,750,000 Reverse Convertible Notes 14.30% Coupon Per Annum, Due February 23, 2009 Linked to the Common Stock of Citigroup Inc., issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 15, 2008; $745,000 Reverse Convertible Notes 13.75% Coupon Per Annum, Due March 5, 2009 Linked to the Class A Common Stock of MasterCard Incorporated, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 29, 2008; $3,500,000 Reverse Convertible Notes 18.50% Coupon Per Annum, Due March 5, 2009 Linked to the Common Stock of Research in Motion Limited, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated February 29, 2008; and $5,400,000 Medium-Term Notes, Series B, Linked to the Standard and Poor’s 500® Index Due March 5, 2009, issued pursuant to the Prospectus dated August 16, 2006, Prospectus Supplement dated August 16, 2006 and Pricing Supplement dated March 5, 2008;

Issued pursuant to Registration Statement No. 333-121744: the $2,711,000 Principal Protected 2.00% Coupon Notes Linked to the S&P 500® Index Due September 30, 2010, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated March 28, 2005; $11,725,000 3 Year Notes Linked to the Dow Jones—AIG Commodity Index Due April 30, 2008, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated April 28, 2005; $7,300,000 Strategic Upside Market Mitigating Index Term Securities Linked to the Dow Jones Industrial AverageSM Due June 15, 2011, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated June 10, 2005; $13,000,000 Principal Protected Notes Linked to the PHLX Housing Sector IndexSM Due December 31, 2009, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated July 27, 2005; $11,038,000 95% Principal Protected Notes Linked to the PHLX Housing Sector IndexSM; 95% Principal Protected Notes Due October 7, 2008, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 200 and Pricing Supplement dated September 30, 2005; $8,615,000 Principal Protected Notes Linked to the PHLX Housing Sector IndexSM Due November 7, 2008, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated October 31, 2005; $15,600,000 Principal Protected Notes Linked to a Basket of

Commodities, Potential 2.50% Semi-Annual Coupon, which is 5.00% Annualized Coupon, Due July 29, 2011, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated January 26, 2006; $2,500,000 Medium-Term Notes, Series B Linked to the Composite Performance of the SGX CNX Nifty Index Futures Contract, Due July 6, 2009, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated June 29, 2006; $10,000,000 Medium-Term Notes, Series B Linked to the Composite Performance of the SGX CNX Nifty Index Futures Contract, Due July 6, 2009, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated June 29, 2006; and $21,000,000 Medium-Term Notes, Linked to a Basket of Three International Equity Indices Due August 2, 2010, issued pursuant to the Prospectus dated February 2, 2005, Prospectus Supplement dated February 2, 2005 and Pricing Supplement dated July 28, 2006;

Issued pursuant to Registration Statement No. 333-109793: the $13,009,000 Principal Protected Notes Linked to the S&P 500® Index Due November 30, 2009, issued pursuant to the Prospectus dated November 17, 2003, Prospectus Supplement dated November 17, 2003 and Pricing Supplement dated May 25, 2004; $25,474,000 Strategic Upside Market Mitigating Index Term Securities Linked to the Dow Jones Industrial AverageSM Due May 5, 2010, issued pursuant to the Prospectus dated November 17, 2003, Prospectus Supplement dated November 17, 2003 and Pricing Supplement dated October 29, 2004; $11,053,000 Strategic Upside Market Mitigating Index Term Securities, Linked to the Dow Jones Industrial AverageSM Due November 24, 2010, issued pursuant to the Prospectus dated November 17, 2003, Prospectus Supplement dated November 17, 2003 and Pricing Supplement dated November 18, 2004; $31,975,000 Principal Protected Notes Linked to the Price Performance of the Nasdaq-100® Index Due December 22, 2009, issued pursuant to the Prospectus dated November 17, 2003, Prospectus Supplement dated November 17, 2003 and Pricing Supplement dated December 17, 2003; and $34,363,000 Principal Protected Notes Linked to the Dow Jones Industrial AverageSM Due March 23, 2011, issued pursuant to the Prospectus dated November 17, 2003, Prospectus Supplement dated November 17, 2003 and Pricing Supplement dated March 18, 2004; and issued pursuant to Registration Statement No. 333-104455: the $36,834,000 Principal Protected Notes Linked to the S&P 500® Index Due October 1, 2008, issued pursuant to the Prospectus dated April 24, 2003, Prospectus Supplement dated April 24, 2003 and Pricing Supplement dated September 25, 2003; and $14,000,000 Medium-Term Notes, Series B, issued pursuant to the Prospectus dated April 24, 2003, Prospectus Supplement dated April 24, 2003 and Pricing Supplement dated April 28, 2003.

WHERE YOU CAN FIND MORE INFORMATION

ABOUT JPMORGAN CHASE & CO.

JPMorgan Chase & Co. files annual, quarterly and current reports, proxy statements and other information with the SEC. JPMorgan Chase & Co.’s SEC filings are available to the public on the website maintained by the SEC at http://www.sec.gov. JPMorgan Chase & Co.’s filings can also be inspected and printed or copied, for a fee, at the SEC’s Office of Public Reference, 100 F Street N.E., Washington, D.C. 20549, or you can contact that office by phone: (800) SEC-0330, fax: (202) 772-9295. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

The SEC allows JPMorgan Chase & Co. to “incorporate by reference” into this prospectus the information in documents it files with the SEC, which means that JPMorgan Chase & Co. can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that JPMorgan Chase & Co. files with the SEC will update and supersede this information.

JPMorgan Chase & Co. incorporates by reference (i) the documents listed below and (ii) any future filings it makes with the SEC after the date of this prospectus under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until its offering is completed, other than, in each case, those documents or the portions of those documents which are furnished and not filed:

(a) JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2007;

(b) JPMorgan Chase & Co.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008;

(c) JPMorgan Chase & Co.’s Current Reports on Form 8-K filed on January 2, 2008, January 8, 2008, January 9, 2008, January 11, 2008, January 14, 2008, January 15, 2008, January 16, 2008, January 16, 2008, January 22, 2008, January 22, 2008, January 23, 2008, January 24, 2008, January 25, 2008, January 28, 2008, January 29, 2008, January 31, 2008, January 31, 2008, February 1, 2008, February 4, 2008, February 5, 2008, February 6, 2008, February 7, 2008, February 8, 2008, February 11, 2008, February 12, 2008, February 14, 2008, February 15, 2008, February 19, 2008, February 20, 2008, February 21, 2008, February 25, 2008, February 26, 2008, February 27, 2008, February 28, 2008, February 29, 2008, February 29, 2008, March 3, 2008, March 4, 2008, March 6, 2008, March 10, 2008, March 11, 2008, March 11, 2008, March 12, 2008, March 13, 2008, March 14, 2008, March 14, 2008, March 17, 2008, March 18, 2008, March 18, 2008, March 19, 2008, March 20, 2008, March 21, 2008, March 24, 2008, March 24, 2008, March 25, 2008, March 27, 2008, March 28, 2008, March 28, 2008, March 28, 2008, March 31, 2008, March 31, 2008, April 1, 2008, April 4, 2008, April 7, 2008, April 8, 2008, April 11, 2008, April 14, 2008, April 15, 2008, April 16, 2008, April 17, 2008, April 21, 2008, April 22, 2008, April 23, 2008, April 23, 2008, April 24, 2008, April 24, 2008, April 25, 2008, April 25, 2008, April 28, 2008, April 29, 2008, May 1, 2008, May 6, 2008 (filed on Form 8-K/A), May 6, 2008, May 6, 2008, May 7, 2008, May 7, 2008, May 8, 2008, May 8, 2008, May 9, 2008, May 13, 2008, May 13, 2008, May 16, 2008, May 16, 2008, May 19, 2008, May 20, 2008, May 21, 2008, May 21, 2008, May 22, 2008, May 23, 2008, May 23, 2008, May 28, 2008, May 29, 2008, May 29, 2008, May 30, 2008, May 30, 2008, June 2, 2008, June 3, 2008, June 5, 2008, June 5, 2008, June 5, 2008, June 6, 2008, June 6, 2008 (filed on Form 8-K/A), June 10, 2008, June 12, 2008, June 12, 2008, June 13, 2008, June 16, 2008, June 17, 2008, June 17, 2007, June 19, 2008, June 20, 2008, June 20, 2008, June 23, 2008, June 23, 2008, June 26, 2008, June 26, 2008, June 27, 2008, June 27, 2008, June 30, 2008, June 30, 2008 (filed on Form 8-K/A), July 1, 2008, July 7, 2008, July 8, 2008, July 11, 2008, July 11, 2008, July 15, 2008, July 15, 2008, July 16, 2008, July 16, 2008, July 17, 2008, July 17, 2008, July 17, 2008, July 22, 2008, July 22, 2008, July 24, 2008, July 25, 2008, July 25, 2008, July 25, 2008, July 28, 2008, July 29, 2008, July 29, 2008, July 30, 2008, July 30, 2008 and July 31, 2008.

You may request a copy of these filings, at no cost, by writing to or telephoning JPMorgan Chase & Co. at the following address:

Office of the Secretary

JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

212-270-4040

JPMORGAN CHASE & CO.

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”), a financial holding company incorporated under the laws of the State of Delaware in 1968, is a leading global financial services firm and one of the largest banking institutions in the United States, with approximately $1.8 trillion in assets and $133.2 billion in stockholders’ equity as of June 30, 2008 and operations worldwide.

The bank and non-bank subsidiaries of JPMorgan Chase operate in the United States as well as through overseas branches and subsidiaries, representative offices and affiliated banks. JPMorgan Chase depends on the dividends, distributions and other payments from its subsidiaries to fund its operations.

The headquarters for JPMorgan Chase is in New York City. The retail banking business, which includes consumer banking, small business banking and consumer lending activities (with the exception of the credit card business), is headquartered in Chicago. Chicago also serves as the headquarters for the commercial banking business.

JPMorgan Chase’s activities are organized, for management reporting purposes, into six business segments and a Corporate/Private Equity segment. A description of these segments and the products and services they provide to their respective client bases follows.

Investment Bank

JPMorgan Chase is one of the world’s leading investment banks, with deep client relationships and broad product capabilities. The Investment Bank’s clients are corporations, financial institutions, governments and institutional investors. The Firm offers a full range of investment banking products and services in all major capital markets, including advising on corporate strategy and structure, capital raising in equity and debt markets, sophisticated risk management, market-making in cash securities and derivative instruments and research. The Investment Bank (“IB”) also commits the Firm’s own capital to proprietary investing and trading activities.

Retail Financial Services

Retail Financial Services (“RFS”), which includes the Regional Banking, Mortgage Banking and Auto Finance reporting segments, serves consumers and businesses through bank branches, ATMs, online banking and telephone banking. Customers can use more than 3,100 bank branches, 9,200 ATMs and 300 mortgage offices. More than 13,900 branch salespeople assist customers with checking and savings accounts, mortgages, home equity and business loans and investments across a 17-state footprint from New York to Arizona. Consumers also can obtain loans through auto dealerships and schools and universities nationwide.

Card Services

With more than $150 billion in managed loans, Card Services (“CS”) is one of the nation’s largest credit card issuers. Customers used Chase cards to meet more than $93 billion worth of their spending needs in the three months ended June 30, 2008. With hundreds of partnerships, Chase has a market leadership position in building loyalty programs with many of the world’s most respected brands.

Chase Paymentech Solutions, LLC, a joint venture between JPMorgan Chase and First Data Corporation, is a processor of MasterCard and Visa payments and handled 5.6 billion transactions in the three months ended June 30, 2008. JPMorgan Chase has announced the expected termination of this joint venture, with the dissolution to be completed by year-end 2008 and JPMorgan Chase to retain approximately 51% of the business under the Chase Paymentech name.

Commercial Banking

Commercial Banking (“CB”) serves more than 30,000 clients nationally, including corporations, municipalities, financial institutions and not-for-profit entities with annual revenue generally ranging from

$10 million to $2 billion. CB delivers extensive industry knowledge, local expertise and a dedicated service model. In partnership with the Firm’s other businesses, it provides comprehensive solutions including lending, treasury services, investment banking and asset management to meet its clients’ domestic and international financial needs.

Treasury & Securities Services

Treasury & Securities Services (“TSS”) is a global leader in transaction, investment and information services. TSS is one of the world’s largest cash management providers and a leading global custodian. Treasury Services (“TS”) provides cash management, trade, wholesale card and liquidity products and services to small and mid-sized companies, multinational corporations, financial institutions and government entities. TS partners with the Commercial Banking, Retail Financial Services and Asset Management businesses to serve clients firmwide. As a result, certain TS revenue is included in other segments’ results. Worldwide Securities Services (“WSS”) holds, values, clears and services securities, cash and alternative investments for investors and broker-dealers, and manages depositary receipt programs globally.

Asset Management

With $1.2 trillion in assets under supervision, Asset Management (“AM”) is a global leader in investment and wealth management. AM clients include institutions, retail investors and high-net-worth individuals in major markets throughout the world. AM offers global investment management in equities, fixed income, real estate, hedge funds, private equity and liquidity, including both money market instruments and bank deposits. AM also provides trust and estate banking services to high-net-worth clients, and retirement services for corporations and individuals. The majority of AM’s client assets are in actively managed portfolios.

Corporate/Private Equity

The Corporate/Private Equity sector is comprised of Private Equity, Treasury, corporate staff units and expenses that are centrally managed.

The principal executive office of JPMorgan Chase is located at 270 Park Avenue, New York New York 10017-2070, U.S.A., and its telephone number is (212) 270-6000.

PLAN OF DISTRIBUTION

This prospectus may be used by affiliates of JPMorgan Chase, including J.P. Morgan Securities Inc. and Bear, Stearns and Co. Inc., and in connection with offers and sales related to market-making transactions in the Securities. These affiliates of JPMorgan Chase may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. JPMorgan Chase will not receive any of the proceeds of such sales. These affiliates of JPMorgan Chase do not have any obligation to make a market in the Securities and may discontinue their market-making activities at any time with notice, in their sole discretion.

EXPERTS

        The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) of JPMorgan Chase & Co. incorporated in this prospectus by reference to JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2007 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements and the related financial statement schedule of Bear Stearns, incorporated herein by reference from JPMorgan Chase’s Current Report on Form 8-K dated April 16, 2008, as amended by JPMorgan Chase’s Current Report on Form 8-K/A filed May 6, 2008, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference (which reports express unqualified opinions on the consolidated financial statements and the financial statement schedule and include explanatory paragraphs referring to substantial doubt about Bear Stearns’ ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140” and Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”). Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

With respect to the unaudited interim financial information of Bear Stearns for the three-month periods ended February 29, 2008 and February 28, 2007, which is incorporated herein by reference from JPMorgan Chase’s Current Report on Form 8-K dated April 16, 2008, as amended by JPMorgan Chase’s Current Report on Form 8-K/A filed May 6, 2008, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report incorporated herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not “reports” or a “part” of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

PROSPECTUS SUPPLEMENT

(To Prospectus dated December 2, 1998 and Prospectus Supplement dated May 3, 2001)

10,000,000 Shares

BEAR STEARNS CAPITAL TRUST III

7.80% Trust Issued Preferred Securities

(Liquidation amount $25 per Preferred Security)

guaranteed to the extent set forth herein by

JPMORGAN CHASE & CO.

Affiliates of JPMorgan Chase & Co., including J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., may use this prospectus supplement and any related pricing supplement, prospectus supplement or prospectus in connection with offers and sales in the secondary market of the 7.80% Trust Issued Preferred Securities (the “Preferred Securities”) and the related guarantee (the “Guarantee”). These affiliates may act as principal or agent in those transactions. Secondary market sales made by them will be made at prices related to prevailing market prices at the time of sale. The Preferred Securities and the Guarantee were originally offered pursuant to the Prospectus dated December 2, 1998 and the Prospectus Supplement dated May 3, 2001. References to The Bear Stearns Companies Inc. or the Company in the related Prospectus Supplement and Prospectus under which the securities were originally issued refer to JPMorgan Chase & Co., where applicable.

THE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL AGENCY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE RELATED PROSPECTUS SUPPLEMENT OR PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING YOUR INVESTMENT DECISION, YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS SUPPLEMENT AND PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH ANY OTHER INFORMATION.

WE ARE OFFERING TO SELL THESE SECURITIES ONLY IN PLACES WHERE SALES ARE PERMITTED.

The date of this Prospectus Supplement is August 1, 2008.

WHERE YOU CAN FIND MORE INFORMATION

ABOUT JPMORGAN CHASE & CO.

JPMorgan Chase & Co. files annual, quarterly and current reports, proxy statements and other information with the SEC. JPMorgan Chase & Co.’s SEC filings are available to the public on the website maintained by the SEC at http://www.sec.gov. JPMorgan Chase & Co.’s filings can also be inspected and printed or copied, for a fee, at the SEC’s Office of Public Reference, 100 F Street N.E., Washington, D.C. 20549, or you can contact that office by phone: (800) SEC-0330, fax: (202) 772-9295. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

The SEC allows JPMorgan Chase & Co. to “incorporate by reference” into this prospectus the information in documents it files with the SEC, which means that JPMorgan Chase & Co. can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that JPMorgan Chase & Co. files with the SEC will update and supersede this information.

JPMorgan Chase & Co. incorporates by reference (i) the documents listed below and (ii) any future filings it makes with the SEC after the date of this prospectus under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until its offering is completed, other than, in each case, those documents or the portions of those documents which are furnished and not filed:

(a) JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2007;

(b) JPMorgan Chase & Co.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008;

(c) JPMorgan Chase & Co.’s Current Reports on Form 8-K filed on January 2, 2008, January 8, 2008, January 9, 2008, January 11, 2008, January 14, 2008, January 15, 2008, January 16, 2008, January 16, 2008, January 22, 2008, January 22, 2008, January 23, 2008, January 24, 2008, January 25, 2008, January 28, 2008, January 29, 2008, January 31, 2008, January 31, 2008, February 1, 2008, February 4, 2008, February 5, 2008, February 6, 2008, February 7, 2008, February 8, 2008, February 11, 2008, February 12, 2008, February 14, 2008, February 15, 2008, February 19, 2008, February 20, 2008, February 21, 2008, February 25, 2008, February 26, 2008, February 27, 2008, February 28, 2008, February 29, 2008, February 29, 2008, March 3, 2008, March 4, 2008, March 6, 2008, March 10, 2008, March 11, 2008, March 11, 2008, March 12, 2008, March 13, 2008, March 14, 2008, March 14, 2008, March 17, 2008, March 18, 2008, March 18, 2008, March 19, 2008, March 20, 2008, March 21, 2008, March 24, 2008, March 24, 2008, March 25, 2008, March 27, 2008, March 28, 2008, March 28, 2008, March 28, 2008, March 31, 2008, March 31, 2008, April 1, 2008, April 4, 2008, April 7, 2008, April 8, 2008, April 11, 2008, April 14, 2008, April 15, 2008, April 16, 2008, April 17, 2008, April 21, 2008, April 22, 2008, April 23, 2008, April 23, 2008, April 24, 2008, April 24, 2008, April 25, 2008, April 25, 2008, April 28, 2008, April 29, 2008, May 1, 2008, May 6, 2008 (filed on Form 8-K/A), May 6, 2008, May 6, 2008, May 7, 2008, May 7, 2008, May 8, 2008, May 8, 2008, May 9, 2008, May 13, 2008, May 13, 2008, May 16, 2008, May 16, 2008, May 19, 2008, May 20, 2008, May 21, 2008, May 21, 2008, May 22, 2008, May 23, 2008, May 23, 2008, May 28, 2008, May 29, 2008, May 29, 2008, May 30, 2008, May 30, 2008, June 2, 2008, June 3, 2008, June 5, 2008, June 5, 2008, June 5, 2008, June 6, 2008, June 6, 2008 (filed on Form 8-K/A), June 10, 2008, June 12, 2008, June 12, 2008, June 13, 2008, June 16, 2008, June 17, 2008, June 17, 2007, June 19, 2008, June 20, 2008, June 20, 2008, June 23, 2008, June 23, 2008, June 26, 2008, June 26, 2008, June 27, 2008, June 27, 2008, June 30, 2008, June 30, 2008 (filed on Form 8-K/A), July 1, 2008, July 7, 2008, July 8, 2008, July 11, 2008, July 11, 2008, July 15, 2008, July 15, 2008, July 16, 2008, July 16, 2008, July 17, 2008, July 17, 2008, July 17, 2008, July 22, 2008, July 22, 2008, July 24, 2008, July 25, 2008, July 25, 2008, July 25, 2008, July 28, 2008, July 29, 2008, July 29, 2008, July 30, 2008, July 30, 2008 and July 31, 2008.

You may request a copy of these filings, at no cost, by writing to or telephoning JPMorgan Chase & Co. at the following address:

Office of the Secretary

JPMorgan Chase & Co.

270 Park Avenue

New York, NY 10017

212-270-4040

S-2

JPMORGAN CHASE & CO.

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”), a financial holding company incorporated under the laws of the State of Delaware in 1968, is a leading global financial services firm and one of the largest banking institutions in the United States, with approximately $1.8 trillion in assets and $133.2 billion in stockholders’ equity as of June 30, 2008 and operations worldwide.

The bank and non-bank subsidiaries of JPMorgan Chase operate in the United States as well as through overseas branches and subsidiaries, representative offices and affiliated banks. JPMorgan Chase depends on the dividends, distributions and other payments from its subsidiaries to fund its operations.

The headquarters for JPMorgan Chase is in New York City. The retail banking business, which includes consumer banking, small business banking and consumer lending activities (with the exception of the credit card business), is headquartered in Chicago. Chicago also serves as the headquarters for the commercial banking business.

JPMorgan Chase’s activities are organized, for management reporting purposes, into six business segments and a Corporate/Private Equity segment. A description of these segments and the products and services they provide to their respective client bases follows.

Investment Bank

JPMorgan Chase is one of the world’s leading investment banks, with deep client relationships and broad product capabilities. The Investment Bank’s clients are corporations, financial institutions, governments and institutional investors. The Firm offers a full range of investment banking products and services in all major capital markets, including advising on corporate strategy and structure, capital raising in equity and debt markets, sophisticated risk management, market-making in cash securities and derivative instruments and research. The Investment Bank (“IB”) also commits the Firm’s own capital to proprietary investing and trading activities.

Retail Financial Services

Retail Financial Services (“RFS”), which includes the Regional Banking, Mortgage Banking and Auto Finance reporting segments, serves consumers and businesses through bank branches, ATMs, online banking and telephone banking. Customers can use more than 3,100 bank branches, 9,200 ATMs and 300 mortgage offices. More than 13,900 branch salespeople assist customers with checking and savings accounts, mortgages, home equity and business loans and investments across a 17-state footprint from New York to Arizona. Consumers also can obtain loans through auto dealerships and schools and universities nationwide.

Card Services

With more than $150 billion in managed loans, Card Services (“CS”) is one of the nation’s largest credit card issuers. Customers used Chase cards to meet more than $93 billion worth of their spending needs in the three months ended June 30, 2008. With hundreds of partnerships, Chase has a market leadership position in building loyalty programs with many of the world’s most respected brands.

Chase Paymentech Solutions, LLC, a joint venture between JPMorgan Chase and First Data Corporation, is a processor of MasterCard and Visa payments and handled 5.6 billion transactions in the three months ended June 30, 2008. JPMorgan Chase has announced the expected termination of this joint venture, with the dissolution to be completed by year-end 2008 and JPMorgan Chase to retain approximately 51% of the business under the Chase Paymentech name.

S-3

Commercial Banking

Commercial Banking (“CB”) serves more than 30,000 clients nationally, including corporations, municipalities, financial institutions and not-for-profit entities with annual revenue generally ranging from $10 million to $2 billion. CB delivers extensive industry knowledge, local expertise and a dedicated service model. In partnership with the Firm’s other businesses, it provides comprehensive solutions including lending, treasury services, investment banking and asset management to meet its clients’ domestic and international financial needs.

Treasury & Securities Services

Treasury & Securities Services (“TSS”) is a global leader in transaction, investment and information services. TSS is one of the world’s largest cash management providers and a leading global custodian. Treasury Services (“TS”) provides cash management, trade, wholesale card and liquidity products and services to small and mid-sized companies, multinational corporations, financial institutions and government entities. TS partners with the Commercial Banking, Retail Financial Services and Asset Management businesses to serve clients firmwide. As a result, certain TS revenue is included in other segments’ results. Worldwide Securities Services (“WSS”) holds, values, clears and services securities, cash and alternative investments for investors and broker-dealers, and manages depositary receipt programs globally.

Asset Management

With $1.2 trillion in assets under supervision, Asset Management (“AM”) is a global leader in investment and wealth management. AM clients include institutions, retail investors and high-net-worth individuals in major markets throughout the world. AM offers global investment management in equities, fixed income, real estate, hedge funds, private equity and liquidity, including both money market instruments and bank deposits. AM also provides trust and estate banking services to high-net-worth clients, and retirement services for corporations and individuals. The majority of AM’s client assets are in actively managed portfolios.

Corporate/Private Equity

The Corporate/Private Equity sector is comprised of Private Equity, Treasury, corporate staff units and expenses that are centrally managed.

The principal executive office of JPMorgan Chase is located at 270 Park Avenue, New York New York 10017-2070, U.S.A., and its telephone number is (212) 270-6000.

PLAN OF DISTRIBUTION

This prospectus may be used by affiliates of JPMorgan Chase, including J.P. Morgan Securities Inc. and Bear, Stearns and Co. Inc., and in connection with offers and sales related to market-making transactions in the Preferred Securities (including the Guarantee). These affiliates of JPMorgan Chase may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. JPMorgan Chase will not receive any of the proceeds of such sales. These affiliates of JPMorgan Chase do not have any obligation to make a market in the Preferred Securities (including the Guarantee) and may discontinue their market-making activities at any time with notice, in their sole discretion.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) of JPMorgan Chase & Co. incorporated in this prospectus by reference to JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2007 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-4

The consolidated financial statements and the related financial statement schedule of Bear Stearns, incorporated herein by reference from JPMorgan Chase’s Current Report on Form 8-K dated April 16, 2008, as amended by JPMorgan Chase’s Current Report on Form 8-K/A filed May 6, 2008, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference (which reports express unqualified opinions on the consolidated financial statements and the financial statement schedule and include explanatory paragraphs referring to substantial doubt about Bear Stearns’ ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140” and Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”). Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

With respect to the unaudited interim financial information of Bear Stearns for the three-month periods ended February 29, 2008 and February 28, 2007, which is incorporated herein by reference from JPMorgan Chase’s Current Report on Form 8-K dated April 16, 2008, as amended by JPMorgan Chase’s Current Report on Form 8-K/A filed May 6, 2008, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report incorporated herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not “reports” or a “part” of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

S-5

Part II

Information Not Required In Prospectus

Item 14. Other Expenses of Issuance and Distribution

Estimated expenses in connection with the issuance and distribution of the securities being registered other than underwriting compensation are as follows:

Attorneys’ fees and expenses	200,000	*
Accountants’ fees and expenses	35,000	*
Printing expenses	50,000	*
Trustee fees	80,000	*

Total	$365,000	*

*	Estimated.

Item 15. Indemnification of Directors and Officers

Pursuant to the Delaware General Corporation Law (“DGCL”), a corporation may indemnify any person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of such corporation) who is or was a director, officer, employee or agent of such corporation, or serving at the request of such corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to such corporation unless the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

The DGCL provides that the indemnification described above shall not be deemed exclusive of any other indemnification that may be granted by a corporation pursuant to its by-laws, disinterested directors’ vote, stockholders’ vote, agreement or otherwise.

The DGCL also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

The certificate of incorporation of JPMorgan Chase & Co. (“JPMorgan Chase”) provides that, to the fullest extent that the DGCL as from time to time in effect permits the limitation or elimination of the liability of directors, no director of JPMorgan Chase shall be personally liable to JPMorgan Chase or its stockholders for monetary damages for breach of fiduciary duty as a director.

JPMorgan Chase’s certificate of incorporation empowers JPMorgan Chase to indemnify any director, officer, employee or agent of JPMorgan Chase or any other person who is serving at JPMorgan Chase’s request in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, an employee benefit plan) to the fullest extent permitted under the DGCL as from time to time in effect, and any such indemnification may continue as to any person who has ceased to be a director, officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person.

JPMorgan Chase’s certificate of incorporation also empowers JPMorgan Chase by action of its board of directors, notwithstanding any interest of the directors in the action, to purchase and maintain insurance in such amounts as the Board of Directors deems appropriate to protect any director, officer, employee or agent of JPMorgan Chase or any other person who is serving at JPMorgan Chase’s request in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, an employee benefit plan) against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such (including, without limitation, expenses, judgments, fines (including any excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement) to the fullest extent permitted under the DGCL as from time to time in effect, whether or not JPMorgan Chase would have the power or be required to indemnify any such individual under the terms of any agreement or by-law or the DGCL.

In addition, JPMorgan Chase’s by-laws require indemnification to the fullest extent permitted under applicable law, as from time to time in effect. The by-laws provide a clear and unconditional right to indemnification for expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by any person in connection with any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, to the extent permitted by law, any derivative action but excluding, unless consented to by JPMorgan Chase, any action, suit or proceeding, or part thereof, brought by such person against JPMorgan Chase or any of its affiliates) by reason of the fact that such person is or was serving as a director, officer or employee of JPMorgan Chase or, at the request of JPMorgan Chase, of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, an employee benefit plan). The by-laws specify that the right to indemnification so provided is a contract right, set forth certain procedural and evidentiary standards applicable to the enforcement of a claim under the by-laws and entitle the persons to be indemnified to have all expenses incurred in advance of the final disposition of a proceeding paid by JPMorgan Chase. Such provisions, however, are intended to be in furtherance and not in limitation of the general right to indemnification provided in the by-laws, which right of indemnification and of advancement of expenses is not exclusive.

JPMorgan Chase’s by-laws also provide that JPMorgan Chase may enter into contracts with any director, officer or employee of JPMorgan Chase in furtherance of the indemnification provisions in the by-laws, as well as create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure payment of amounts indemnified.

The foregoing statements are subject to the detailed provisions of Section 145 of the DGCL and the certificate of incorporation and by-laws of JPMorgan Chase.

Item 16. List of Exhibits

Exhibit Number	Document Description
1.1	Form of Debt Securities Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Registration Statement on Form S-3 (File No. 333-146731) of JPMorgan Chase & Co.).

1.2	Master Agency Agreement with respect to Senior Notes, Series C, and Subordinated Notes, Series A, dated as of February 1, 1990, as amended and restated as of June 12, 1997, between JPMorgan Chase & Co. and the agents party thereto (incorporated by reference to Exhibit 1.2 to Registration Statement on Form S-3 (File No. 333-56573) of JPMorgan Chase & Co.).

1.3

Master Agency Agreement with respect to Senior Notes, Series D, and Subordinated Notes, Series B, dated as of October 27, 2003, between JPMorgan Chase & Co. and the agents party thereto (incorporated by reference to Exhibit 1.3 to Registration Statement on Form S-3 (File No. 333-117775) of JPMorgan Chase & Co.).

1.4	Master Agency Agreement with respect to Senior Notes, Series F, and Subordinated Notes, Series A, dated as of November 1, 2007, between JPMorgan Chase & Co. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed November 7, 2007).

1.5	Master Agency Agreement with respect to Senior Notes, Series G, and Subordinated Notes, Series B, dated as of November 1, 2007, between JPMorgan Chase & Co. and the agents party thereto (incorporated by reference to Exhibit 1.2 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed November 7, 2007).

3.1	Restated Certificate of Incorporation of JPMorgan Chase & Co., effective April 5, 2006 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co. filed April 7, 2006).

3.2	By-laws of JPMorgan Chase & Co., effective July 15, 2008 (incorporated by reference to Exhibit 3.4 to the Current Report on Form 8-K (File No. 333-112967) of JPMorgan Chase & Co. filed July 16, 2008).

3.3	Form of Amendments to the Restated Certificate of Incorporation and By-laws of JPMorgan Chase & Co. (incorporated by reference to Annex G to the joint proxy statement-prospectus forming a part of the Registration Statement on Form S-4 (File No. 333-112967) of JPMorgan Chase & Co.).

4.1	Indenture, dated as of May 31, 1991, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4(a) to the Registration Statement on Form S-3 (File No. 33-40933) of The Bear Stearns Companies Inc.).

4.2	First Supplemental Indenture, dated as of January 29, 1998, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee, to the Indenture dated as of May 31, 1991 (incorporated by reference to Exhibit 4(a)(2) to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on February 2, 1998).

4.3	Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.4	Third Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

Exhibit Number	Document Description

4.5	Indenture, dated as of November 14, 2006, between The Bear Stearns Companies Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4(a)(4) to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 136666) of The Bear Stearns Companies Inc.).

4.6	First Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.7	Second Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

4.8	Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on December 17, 1998).

4.9	Second Supplemental Indenture, dated as of May 10, 2001, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on May 10, 2001).

4.10	Third Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.11	Fourth Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

4.12	Preferred Securities Guarantee Agreement of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.11 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc. filed May 10, 2001).

4.13	First Amendment, dated effective as of June 30, 2008, to the Preferred Securities Guarantee Agreement of Bear Stearns Capital Trust III, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York, as Guarantee Trustee (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.14	Second Amendment, dated as of July 31, 2008, to the Preferred Securities Guarantee Agreement of Bear Stearns Capital Trust III, dated as of May 10, 2001, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

4.15	Certificate of Trust of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-3 (File No. 333-66861) of The Bear Stearns Companies Inc.).

Exhibit Number	Document Description

4.16	Certificate of Amendment of Bear Stearns Capital Trust III.*

4.17	Amended and Restated Trust Agreement of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.9 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on May 10, 2001)).

4.18	Form of Preferred Security Certificate of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.10 to the Registration Statement on Form S-3 (File No. 333-66861) of The Bear Stearns Companies Inc.).

4.19	Indenture dated as of December 1, 1989, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as successor to The Chase Manhattan Bank (National Association), which Indenture includes the form of Senior Securities (incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K (File No. 1-5805) of JPMorgan Chase & Co. for the year ended December 31, 2004).

4.20	First Supplemental Indenture dated as of November 1, 2007, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company, as successor to The Chase Manhattan Corporation), to the Indenture dated as of December 1, 1989 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed November 7, 2007).

4.21	Indenture dated as of April 1, 1987, as amended and restated as of December 15, 1992, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor to Morgan Guaranty Trust Company of New York, as Trustee (incorporated by reference to Exhibit 4.3(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2005).

4.22	Second Supplemental Indenture, dated as of October 8, 1996, between JPMorgan Chase & Co. and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as Trustee, to the Indenture dated as of April 1, 1987, as amended and restated as of December 15, 1992 (incorporated by reference to Exhibit 4.3(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2005).

4.23	Third Supplemental Indenture, dated as of December 29, 2000, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of April 1, 1987, as amended and restated as of December 15, 1992 (incorporated by reference to Exhibit 4.3(c) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2005).

4.24	Amended and Restated Indenture, dated as of September 1, 1993, between JPMorgan Chase & Co. (as successor by merger to The Chase Manhattan Corporation) and Chemical Bank, as Trustee (incorporated by reference to Exhibit 4.4(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.25	First Supplemental Indenture, dated as of March 29, 1996, among JPMorgan Chase & Co., The Chase Manhattan Corporation, Chemical Bank, as resigning Trustee, and U.S. Bank Trust National Association, as successor Trustee, to the Amended and Restated Indenture, dated as of September 1, 1993 (incorporated by reference to Exhibit 4.4(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.26	Second Supplemental Indenture, dated as of October 8, 1996, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee, to the Amended and Restated Indenture, dated as of September 1, 1993 (incorporated by reference to Exhibit 4.4(c) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

Exhibit Number	Document Description

4.27	Third Supplemental Indenture, dated as of December 29, 2000, between The Chase Manhattan Corporation and U.S. Bank Trust National Association, as Trustee, to the Amended and Restated Indenture, dated as of September 1, 1993 (incorporated by reference to Exhibit 4.4(d) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.28	Indenture dated as of August 15, 1982, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.5(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.29	First Supplemental Indenture, dated as of May 5, 1986, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.30	Second Supplemental Indenture, dated as of February 27, 1996, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(c) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.31	Third Supplemental Indenture, dated as of January 30, 1997, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(d) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.32	Fourth Supplemental Indenture, dated as of December 29, 2000, among JPMorgan Chase & Co., J.P. Morgan & Co. Incorporated and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(e) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.33	Indenture dated as of March 1, 1993, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.7(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.34	First Supplemental Indenture, dated as of December 29, 2000, among J.P. Morgan & Co. Incorporated, The Chase Manhattan Corporation, and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of March 1, 1993 (incorporated by reference to Exhibit 4.7(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.35	Indenture relating to senior debt securities, dated as of March 3, 1997, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (File No. 333-22413) of Banc One Corporation).

4.36	First Supplemental Indenture relating to senior debt securities, dated as of October 2, 1998, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1(b) to the Registration Statement on Form S-3 (File No. 333-38387) of Banc One Corporation).

Exhibit Number	Document Description

4.37	Form of Second Supplemental Indenture relating to senior debt securities, among JPMorgan Chase & Co., Bank One Corporation, JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), as resigning Trustee, and Deutsche Bank Trust Company Americas, as successor Trustee, to the Indenture, dated as of March 3, 1997 (incorporated by reference to Exhibit 4.22 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.38	Indenture relating to subordinated securities, dated as of March 3, 1997, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 333-22413) of Banc One Corporation).

4.39	First Supplemental Indenture relating to subordinated securities, dated as of October 2, 1998, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.2(b) to the Registration Statement on Form S-3 (File No. 333-38387) of Banc One Corporation).

4.40	Form of Second Supplemental Indenture relating to subordinated securities, among JPMorgan Chase & Co., Bank One Corporation, JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), as resigning Trustee, and U.S. Bank Trust National Association, as successor Trustee, to the Indenture, dated as of March 3, 1997 (incorporated by reference to Exhibit 4.25 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.41	Form of Indenture, dated as of July 1, 1995, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 33-60807) of Banc One Corporation).

4.42	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, and Citibank N.A., as Trustee, to the Indenture, dated as of July 1, 1995 (incorporated by reference to Exhibit 4.31 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.43	Indenture, dated as of August 1, 1987, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee (incorporated by reference to Exhibit 4(b) to the Registration Statement on Form S-3 (File No. 33-16843) of First Chicago Corporation).

4.44	First Supplemental Indenture, dated as of March 1, 1989, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee (incorporated by reference to Exhibit 4(b)(2) to the Registration Statement on Form S-3 (File No. 33-27403) of First Chicago Corporation).

4.45	Second Supplemental Indenture, dated as of January 1, 1993, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee (incorporated by reference to Exhibit 4(b)(3) to the Current Report on Form 8-K dated January 20, 1993 (File No. 1-6052) of First Chicago Corporation).

4.46	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 1, 1987 (incorporated by reference to Exhibit 4.39 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

Exhibit Number	Document Description

4.47	Form of Indenture, dated as of July 1990, between the Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 33-35971) of Banc One Corporation).

4.48	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, and Citibank N.A., as Trustee, to the Indenture between Banc One Corporation and Citibank N.A (incorporated by reference to Exhibit 4.43 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.49	Form of Indenture, dated as of March 1, 1989, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Chemical Bank (Delaware), as Trustee (incorporated by reference to Exhibit 4 to the Registration Statement on Form S-3 (File No. 33-27059) of Banc One Corporation).

4.50	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, JPMorgan Chase Bank (as successor to Chemical Bank (Delaware)) as resigning Trustee, and U.S. Bank Trust National Association, as successor Trustee, to the Indenture, dated as of March 1, 1989 (incorporated by reference to Exhibit 4.45 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.51	Certificate of Designations of JPMorgan Chase & Co.’s Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed April 24, 2008).

4.52	Form of Certificate of Designations of JPMorgan Chase & Co.’s 6.15% Cumulative Preferred Stock, Series E (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.53	Form of Certificate of Designations of JPMorgan Chase & Co.’s 5.72% Cumulative Preferred Stock, Series F (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.54	Form of Certificate of Designations of JPMorgan Chase & Co.’s 5.49% Cumulative Preferred Stock, Series G (incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.55	Assignment, Assumption and Amendment Agreement, dated as of June 25, 2008, by and among JPMorgan Chase & Co., The Bear Stearns Companies Inc. and Mellon Investor Services LLC, as Depositary (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.56	Form of Deposit Agreement, dated as of January 15, 1998, between The Bear Stearns Companies Inc., Chase Mellon Shareholder Services L.L.C., as depositary, and the holders from time to time of depositary receipts (relating to the Bear Stearns Series E preferred stock) (incorporated by reference to Exhibit 4(d) to the Registration Statement on Form S-4 (File No. 333-152214) of JPMorgan Chase & Co.).

4.57	Form of Deposit Agreement, dated as of April 21, 1998, between The Bear Stearns Companies Inc., Chase Mellon Shareholder Services L.L.C., as depositary, and the holders from time to time of depositary receipts (relating to the Bear Stearns Series F preferred stock) (incorporated by reference to Exhibit 4(e) to the Registration Statement on Form S-4 (File No. 333-152214) of JPMorgan Chase & Co.).

4.58	Form of Deposit Agreement, dated as of June 19, 1998, between The Bear Stearns Companies Inc., Chase Mellon Shareholder Services L.L.C., as depositary, and the holders from time to time of depositary receipts (relating to the Bear Stearns Series G preferred stock) (incorporated by reference to Exhibit 4(f) to the Registration Statement on Form S-4 (File No. 333-152214) of JPMorgan Chase & Co.).

Exhibit Number	Document Description

5.1	Opinion of Richards, Layton & Finger, P.A., as to legality of the Preferred Securities issued by Bear Stearns Capital Trust III.*

5.2	Opinion of Cadwalader, Wickersham & Taft LLP.*

5.3	Opinion of Neila Radin.*

5.4	Opinion of Neila Radin.**

12.1	Computation of Ratios of Earnings to Fixed Charges of JPMorgan Chase & Co. for Periods Ended December 31, 2007, 2006, 2005, 2004 and 2003 (incorporated by reference to Exhibit 12.1 to Annual Report on Form 10-K for each of the years ended December 31, 2007, 2006, 2005, 2004 and 2003 of JPMorgan Chase & Co. (File No. 1-5805)).

12.2	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividend Requirements of JPMorgan Chase & Co. for Periods Ended December 31, 2007, 2006, 2005, 2004 and 2003 (incorporated by reference to Exhibit 12.2 to Annual Report on Form 10-K for each of the years ended December 31, 2007, 2006, 2005, 2004 and 2003 of JPMorgan Chase & Co. (File No. 1-5805)).

12.3	Computation of Ratios of Earnings to Fixed Charges of JPMorgan Chase & Co. for the Period ended March 31, 2008 (incorporated by reference to Exhibit 12.1 to Current Report on Form 8-K filed on April 16, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

12.4	Computation of Ratios of Earnings to Fixed Charges of JPMorgan Chase & Co. for the Period ended June 30, 2008 (incorporated by reference to Exhibit 12.1 to Current Report on Form 8-K filed on July 17, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

12.5	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividend Requirements of JPMorgan Chase & Co. for the Period Ended March 31, 2008 (incorporated by reference to Exhibit 12.2 to Current Report on Form 8-K filed on April 16, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

12.6	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividend Requirements of JPMorgan Chase & Co. for the Period Ended June 30, 2008 (incorporated by reference to Exhibit 12.2 to Current Report on Form 8-K filed on July 17, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

23.1	Consent of PricewaterhouseCoopers LLP.**

23.2	Consent of Deloitte & Touche LLP.**

23.3	Letter re: Unaudited Interim Financial Information.**

23.4	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1).*

23.5	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.2).*

23.6	Consent of Neila Radin (included in Exhibit 5.4).**

24	Powers of Attorney of JPMorgan Chase & Co.*

25.1	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York as trustee under the Indenture, dated as of May 31, 1991, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A), as Trustee.*

25.2	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York as trustee under the Indenture, dated as of November 14, 2006, between The Bear Stearns Companies Inc. and The Bank of New York, as Trustee.*

Exhibit Number	Document Description

25.3	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York as trustee under the Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee.*

25.4	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.) as trustee under the Trust Agreement of Bear Stearns Capital Trust III.*

25.5	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.) as trustee under the Guarantee for the benefit of holders of Preferred Securities of Bear Stearns Capital Trust III.*

25.6	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas as trustee under the Indenture dated as of December 1, 1989, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as successor to The Chase Manhattan Bank (National Association).**

25.7	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture dated as of April 1, 1987, as amended and restated as of December 15, 1992, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor to Morgan Guaranty Trust Company of New York, as Trustee.**

25.8	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Amended and Restated Indenture, dated as of September 1, 1993, between JPMorgan Chase & Co. (as successor by merger to The Chase Manhattan Corporation) and U.S. Bank Trust National Association (as successor to Chemical Bank), as Trustee.**

25.9	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture dated as of August 15, 1982, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee.**

25.10	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture dated as of March 1, 1993, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee.**

25.11	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture relating to subordinated securities, dated as of March 3, 1997, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to The Chase Manhattan Bank), as Trustee.**

25.12	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Citibank, N.A as trustee under the Indenture, dated as of July 1, 1995, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee.**

25.13	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture, dated as of August 1, 1987, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee.**

Exhibit Number	Document Description

25.14	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Citibank, N.A as trustee under the Indenture, dated as of July 15, 1990, between the Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee.**

25.15	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture, dated as of March 1, 1989, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Chemical Bank (Delaware)), as Trustee.**

*	Previously filed.
**	Filed herewith.

Item 17. Undertakings

Each of the Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of JPMorgan Chase & Co.’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Signatures

Pursuant to the requirements of the Securities Act of 1933, each of Registrants named below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 1, 2008.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ ANTHONY J. HORAN
Name:	Anthony J. Horan
Title:	Secretary

BEAR STEARNS CAPITAL TRUST III (Registrant)

By:	/s/ ANTHONY J. HORAN
Name:	Anthony J. Horan
Title:	Administrator

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

OFFICERS AND DIRECTORS OF JPMORGAN CHASE & CO.

SIGNATURE	TITLE	DATE

* James Dimon	Director, Chairman and Chief Executive Officer (Principal Executive Officer)	August 1, 2008

* Crandall C. Bowles	Director	August 1, 2008

* Stephen B. Burke	Director	August 1, 2008

* David M. Cote	Director	August 1, 2008

* James S. Crown	Director	August 1, 2008

* Ellen V. Futter	Director	August 1, 2008

* William H. Gray, III	Director	August 1, 2008

* Laban P. Jackson, Jr.	Director	August 1, 2008

* Robert I. Lipp	Director	August 1, 2008

* David C. Novak	Director	August 1, 2008

* Lee R. Raymond	Director	August 1, 2008

* William C. Weldon	Director	August 1, 2008

* Michael J. Cavanagh	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	August 1, 2008

* Louis Rauchenberger	Managing Director and Controller (Principal Accounting Officer)	August 1, 2008

*	Anthony J. Horan hereby signs this Registration Statement on behalf of each of the indicated persons for whom he is attorney-in-fact on August 1, 2008 pursuant to a power of attorney filed as an exhibit to this registration statement.

By:	/s/ ANTHONY J. HORAN
Anthony J. Horan, Secretary

Exhibit Index

Exhibit Number	Document Description
1.1	Form of Debt Securities Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Registration Statement on Form S-3 (File No. 333-146731) of JPMorgan Chase & Co.).

1.2	Master Agency Agreement with respect to Senior Notes, Series C, and Subordinated Notes, Series A, dated as of February 1, 1990, as amended and restated as of June 12, 1997, between JPMorgan Chase & Co. and the agents party thereto (incorporated by reference to Exhibit 1.2 to Registration Statement on Form S-3 (File No. 333-56573) of JPMorgan Chase & Co.).

1.3

Master Agency Agreement with respect to Senior Notes, Series D, and Subordinated Notes, Series B, dated as of October 27, 2003, between JPMorgan Chase & Co. and the agents party thereto (incorporated by reference to Exhibit 1.3 to Registration Statement on Form S-3 (File No. 333-117775) of JPMorgan Chase & Co.).

1.4	Master Agency Agreement with respect to Senior Notes, Series F, and Subordinated Notes, Series A, dated as of November 1, 2007, between JPMorgan Chase & Co. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed November 7, 2007).

1.5	Master Agency Agreement with respect to Senior Notes, Series G, and Subordinated Notes, Series B, dated as of November 1, 2007, between JPMorgan Chase & Co. and the agents party thereto (incorporated by reference to Exhibit 1.2 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed November 7, 2007).

3.1	Restated Certificate of Incorporation of JPMorgan Chase & Co., effective April 5, 2006 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co. filed April 7, 2006).

3.2	By-laws of JPMorgan Chase & Co., effective July 15, 2008 (incorporated by reference to Exhibit 3.4 to the Current Report on Form 8-K (File No. 333-112967) of JPMorgan Chase & Co. filed July 16, 2008).

3.3	Form of Amendments to the Restated Certificate of Incorporation and By-laws of JPMorgan Chase & Co. (incorporated by reference to Annex G to the joint proxy statement-prospectus forming a part of the Registration Statement on Form S-4 (File No. 333-112967) of JPMorgan Chase & Co.).

4.1	Indenture, dated as of May 31, 1991, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4(a) to the Registration Statement on Form S-3 (File No. 33-40933) of The Bear Stearns Companies Inc.).

4.2	First Supplemental Indenture, dated as of January 29, 1998, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee, to the Indenture dated as of May 31, 1991 (incorporated by reference to Exhibit 4(a)(2) to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on February 2, 1998).

4.3	Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.4	Third Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

Exhibit Number	Document Description

4.5	Indenture, dated as of November 14, 2006, between The Bear Stearns Companies Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4(a)(4) to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 136666) of The Bear Stearns Companies Inc.).

4.6	First Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.7	Second Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

4.8	Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on December 17, 1998).

4.9	Second Supplemental Indenture, dated as of May 10, 2001, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on May 10, 2001).

4.10	Third Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.11	Fourth Supplemental Indenture, dated effective as of July 31, 2008, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

4.12	Preferred Securities Guarantee Agreement of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.11 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc. filed May 10, 2001).

4.13	First Amendment, dated effective as of June 30, 2008, to the Preferred Securities Guarantee Agreement of Bear Stearns Capital Trust III, among The Bear Stearns Companies Inc., JPMorgan Chase & Co., as Guarantor, and The Bank of New York, as Guarantee Trustee (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K/A (File No. 1-5805) of JPMorgan Chase & Co., filed on June 30, 2008).

4.14	Second Amendment, dated as of July 31, 2008, to the Preferred Securities Guarantee Agreement of Bear Stearns Capital Trust III, dated as of May 10, 2001, among The Bear Stearns Companies LLC, JPMorgan Chase & Co. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed on July 31, 2008).

4.15	Certificate of Trust of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-3 (File No. 333-66861) of The Bear Stearns Companies Inc.).

4.16	Certificate of Amendment of Bear Stearns Capital Trust III.*

Exhibit Number	Document Description

4.17	Amended and Restated Trust Agreement of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.9 to the Current Report on Form 8-K (File No. 1-08989) of The Bear Stearns Companies Inc., filed on May 10, 2001)).

4.18	Form of Preferred Security Certificate of Bear Stearns Capital Trust III (incorporated by reference to Exhibit 4.10 to the Registration Statement on Form S-3 (File No. 333-66861) of The Bear Stearns Companies Inc.).

4.19	Indenture dated as of December 1, 1989, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as successor to The Chase Manhattan Bank (National Association), which Indenture includes the form of Senior Securities (incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K (File No. 1-5805) of JPMorgan Chase & Co. for the year ended December 31, 2004).

4.20	First Supplemental Indenture dated as of November 1, 2007, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company, as successor to The Chase Manhattan Corporation), to the Indenture dated as of December 1, 1989 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed November 7, 2007).

4.21	Indenture dated as of April 1, 1987, as amended and restated as of December 15, 1992, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor to Morgan Guaranty Trust Company of New York, as Trustee (incorporated by reference to Exhibit 4.3(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2005).

4.22	Second Supplemental Indenture, dated as of October 8, 1996, between JPMorgan Chase & Co. and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as Trustee, to the Indenture dated as of April 1, 1987, as amended and restated as of December 15, 1992 (incorporated by reference to Exhibit 4.3(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2005).

4.23	Third Supplemental Indenture, dated as of December 29, 2000, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of April 1, 1987, as amended and restated as of December 15, 1992 (incorporated by reference to Exhibit 4.3(c) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2005).

4.24	Amended and Restated Indenture, dated as of September 1, 1993, between JPMorgan Chase & Co. (as successor by merger to The Chase Manhattan Corporation) and Chemical Bank, as Trustee (incorporated by reference to Exhibit 4.4(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.25	First Supplemental Indenture, dated as of March 29, 1996, among JPMorgan Chase & Co., The Chase Manhattan Corporation, Chemical Bank, as resigning Trustee, and U.S. Bank Trust National Association, as successor Trustee, to the Amended and Restated Indenture, dated as of September 1, 1993 (incorporated by reference to Exhibit 4.4(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.26	Second Supplemental Indenture, dated as of October 8, 1996, between JPMorgan Chase & Co. and U.S. Bank Trust National Association, as Trustee, to the Amended and Restated Indenture, dated as of September 1, 1993 (incorporated by reference to Exhibit 4.4(c) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

Exhibit Number	Document Description

4.27	Third Supplemental Indenture, dated as of December 29, 2000, between The Chase Manhattan Corporation and U.S. Bank Trust National Association, as Trustee, to the Amended and Restated Indenture, dated as of September 1, 1993 (incorporated by reference to Exhibit 4.4(d) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.28	Indenture dated as of August 15, 1982, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.5(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.29	First Supplemental Indenture, dated as of May 5, 1986, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.30	Second Supplemental Indenture, dated as of February 27, 1996, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(c) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.31	Third Supplemental Indenture, dated as of January 30, 1997, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(d) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.32	Fourth Supplemental Indenture, dated as of December 29, 2000, among JPMorgan Chase & Co., J.P. Morgan & Co. Incorporated and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 15, 1982 (incorporated by reference to Exhibit 4.5(e) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.33	Indenture dated as of March 1, 1993, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.7(a) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.34	First Supplemental Indenture, dated as of December 29, 2000, among J.P. Morgan & Co. Incorporated, The Chase Manhattan Corporation, and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of March 1, 1993 (incorporated by reference to Exhibit 4.7(b) to the Annual Report on Form 10-K of JPMorgan Chase & Co. (File No. 1-5805) for the year ended December 31, 2000).

4.35	Indenture relating to senior debt securities, dated as of March 3, 1997, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (File No. 333-22413) of Banc One Corporation).

4.36	First Supplemental Indenture relating to senior debt securities, dated as of October 2, 1998, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1(b) to the Registration Statement on Form S-3 (File No. 333-38387) of Banc One Corporation).

Exhibit Number	Document Description

4.37	Form of Second Supplemental Indenture relating to senior debt securities, among JPMorgan Chase & Co., Bank One Corporation, JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), as resigning Trustee, and Deutsche Bank Trust Company Americas, as successor Trustee, to the Indenture, dated as of March 3, 1997 (incorporated by reference to Exhibit 4.22 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.38	Indenture relating to subordinated securities, dated as of March 3, 1997, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 333-22413) of Banc One Corporation).

4.39	First Supplemental Indenture relating to subordinated securities, dated as of October 2, 1998, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.2(b) to the Registration Statement on Form S-3 (File No. 333-38387) of Banc One Corporation).

4.40	Form of Second Supplemental Indenture relating to subordinated securities, among JPMorgan Chase & Co., Bank One Corporation, JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), as resigning Trustee, and U.S. Bank Trust National Association, as successor Trustee, to the Indenture, dated as of March 3, 1997 (incorporated by reference to Exhibit 4.25 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.41	Form of Indenture, dated as of July 1, 1995, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 33-60807) of Banc One Corporation).

4.42	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, and Citibank N.A., as Trustee, to the Indenture, dated as of July 1, 1995 (incorporated by reference to Exhibit 4.31 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.43	Indenture, dated as of August 1, 1987, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee (incorporated by reference to Exhibit 4(b) to the Registration Statement on Form S-3 (File No. 33-16843) of First Chicago Corporation).

4.44	First Supplemental Indenture, dated as of March 1, 1989, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee (incorporated by reference to Exhibit 4(b)(2) to the Registration Statement on Form S-3 (File No. 33-27403) of First Chicago Corporation).

4.45	Second Supplemental Indenture, dated as of January 1, 1993, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee (incorporated by reference to Exhibit 4(b)(3) to the Current Report on Form 8-K dated January 20, 1993 (File No. 1-6052) of First Chicago Corporation).

4.46	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, and U.S. Bank Trust National Association, as Trustee, to the Indenture, dated as of August 1, 1987 (incorporated by reference to Exhibit 4.39 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

Exhibit Number	Document Description

4.47	Form of Indenture, dated as of July 1990, between the Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No. 33-35971) of Banc One Corporation).

4.48	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, and Citibank N.A., as Trustee, to the Indenture between Banc One Corporation and Citibank N.A (incorporated by reference to Exhibit 4.43 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.49	Form of Indenture, dated as of March 1, 1989, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Chemical Bank (Delaware), as Trustee (incorporated by reference to Exhibit 4 to the Registration Statement on Form S-3 (File No. 33-27059) of Banc One Corporation).
4.50	Form of Supplemental Indenture, among JPMorgan Chase & Co., Bank One Corporation, JPMorgan Chase Bank (as successor to Chemical Bank (Delaware)) as resigning Trustee, and U.S. Bank Trust National Association, as successor Trustee, to the Indenture, dated as of March 1, 1989 (incorporated by reference to Exhibit 4.45 to the Registration Statement on Form S-3 (File No. 333-116822) of JPMorgan Chase & Co.).

4.51	Certificate of Designations of JPMorgan Chase & Co.’s Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed April 24, 2008).

4.52	Form of Certificate of Designations of JPMorgan Chase & Co.’s 6.15% Cumulative Preferred Stock, Series E (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.53	Form of Certificate of Designations of JPMorgan Chase & Co.’s 5.72% Cumulative Preferred Stock, Series F (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.54	Form of Certificate of Designations of JPMorgan Chase & Co.’s 5.49% Cumulative Preferred Stock, Series G (incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.55	Assignment, Assumption and Amendment Agreement, dated as of June 25, 2008, by and among JPMorgan Chase & Co., The Bear Stearns Companies Inc. and Mellon Investor Services LLC, as Depositary (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 1-5805) of JPMorgan Chase & Co., filed July 16, 2008).

4.56	Form of Deposit Agreement, dated as of January 15, 1998, between The Bear Stearns Companies Inc., Chase Mellon Shareholder Services L.L.C., as depositary, and the holders from time to time of depositary receipts (relating to the Bear Stearns Series E preferred stock) (incorporated by reference to Exhibit 4(d) to the Registration Statement on Form S-4 (File No. 333-152214) of JPMorgan Chase & Co.).

4.57	Form of Deposit Agreement, dated as of April 21, 1998, between The Bear Stearns Companies Inc., Chase Mellon Shareholder Services L.L.C., as depositary, and the holders from time to time of depositary receipts (relating to the Bear Stearns Series F preferred stock) (incorporated by reference to Exhibit 4(e) to the Registration Statement on Form S-4 (File No. 333-152214) of JPMorgan Chase & Co.).

4.58	Form of Deposit Agreement, dated as of June 19, 1998, between The Bear Stearns Companies Inc., Chase Mellon Shareholder Services L.L.C., as depositary, and the holders from time to time of depositary receipts (relating to the Bear Stearns Series G preferred stock) (incorporated by reference to Exhibit 4(f) to the Registration Statement on Form S-4 (File No. 333-152214) of JPMorgan Chase & Co.).

Exhibit Number	Document Description

5.1	Opinion of Richards, Layton & Finger, P.A., as to legality of the Preferred Securities issued by Bear Stearns Capital Trust III.*

5.2	Opinion of Cadwalader, Wickersham & Taft LLP.*

5.3	Opinion of Neila Radin.*

5.4	Opinion of Neila Radin.**

12.1	Computation of Ratios of Earnings to Fixed Charges of JPMorgan Chase & Co. for Periods Ended December 31, 2007, 2006, 2005, 2004 and 2003 (incorporated by reference to Exhibit 12.1 to Annual Report on Form 10-K for each of the years ended December 31, 2007, 2006, 2005, 2004 and 2003 of JPMorgan Chase & Co. (File No. 1-5805)).

12.2	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividend Requirements of JPMorgan Chase & Co. for Periods Ended December 31, 2007, 2006, 2005, 2004 and 2003 (incorporated by reference to Exhibit 12.2 to Annual Report on Form 10-K for each of the years ended December 31, 2007, 2006, 2005, 2004 and 2003 of JPMorgan Chase & Co. (File No. 1-5805)).

12.3	Computation of Ratios of Earnings to Fixed Charges of JPMorgan Chase & Co. for the Period ended March 31, 2008 (incorporated by reference to Exhibit 12.1 to Current Report on Form 8-K filed on April 16, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

12.4	Computation of Ratios of Earnings to Fixed Charges of JPMorgan Chase & Co. for the Period ended June 30, 2008 (incorporated by reference to Exhibit 12.1 to Current Report on Form 8-K filed on July 17, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

12.5	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividend Requirements of JPMorgan Chase & Co. for the Period Ended March 31, 2008 (incorporated by reference to Exhibit 12.2 to Current Report on Form 8-K filed on April 16, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

12.6	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividend Requirements of JPMorgan Chase & Co. for the Period Ended June 30, 2008 (incorporated by reference to Exhibit 12.2 to Current Report on Form 8-K filed on July 17, 2008, of JPMorgan Chase & Co. (File No. 1-5805)).

23.1	Consent of PricewaterhouseCoopers LLP.**

23.2	Consent of Deloitte & Touche LLP.**

23.3	Letter re: Unaudited Interim Financial Information.**

23.4	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1).*

23.5	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.2).*

23.6	Consent of Neila Radin (included in Exhibit 5.4).**

24	Powers of Attorney of JPMorgan Chase & Co.*

25.1	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York as trustee under the Indenture, dated as of May 31, 1991, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A), as Trustee.*

25.2	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York as trustee under the Indenture, dated as of November 14, 2006, between The Bear Stearns Companies Inc. and The Bank of New York, as Trustee.*

Exhibit Number	Document Description

25.3	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York as trustee under the Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. and The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.), as Trustee.*

25.4	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.) as trustee under the Trust Agreement of Bear Stearns Capital Trust III.*

25.5	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The Bank of New York (as successor trustee to JPMorgan Chase Bank, N.A.) as trustee under the Guarantee for the benefit of holders of Preferred Securities of Bear Stearns Capital Trust III.*

25.6	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas as trustee under the Indenture dated as of December 1, 1989, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as successor to The Chase Manhattan Bank (National Association).**

25.7	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture dated as of April 1, 1987, as amended and restated as of December 15, 1992, between JPMorgan Chase & Co. (formerly known as Chemical Banking Corporation) and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor to Morgan Guaranty Trust Company of New York, as Trustee.**

25.8	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Amended and Restated Indenture, dated as of September 1, 1993, between JPMorgan Chase & Co. (as successor by merger to The Chase Manhattan Corporation) and U.S. Bank Trust National Association (as successor to Chemical Bank), as Trustee.**

25.9	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture dated as of August 15, 1982, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee.**

25.10	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture dated as of March 1, 1993, between JPMorgan Chase & Co. (as successor by merger to J.P. Morgan & Co. Incorporated) and U.S. Bank Trust National Association, as Trustee.**

25.11	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture relating to subordinated securities, dated as of March 3, 1997, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to The Chase Manhattan Bank), as Trustee.**

25.12	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Citibank, N.A as trustee under the Indenture, dated as of July 1, 1995, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee.**

25.13	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture, dated as of August 1, 1987, between First Chicago Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Security Pacific National Bank), as Trustee.**

Exhibit Number	Document Description

25.14	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Citibank, N.A as trustee under the Indenture, dated as of July 15, 1990, between the Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and Citibank N.A., as Trustee.**

25.15	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association as trustee under the Indenture, dated as of March 1, 1989, between Banc One Corporation (a predecessor to Bank One Corporation) (to be succeeded by merger by JPMorgan Chase & Co.) and U.S. Bank Trust National Association (as successor Trustee to Chemical Bank (Delaware)), as Trustee.**

*	Previously filed.
**	Filed herewith.